                            AIM GLOBAL INCOME FUNDS
                           PROSPECTUS -- JUNE 1, 1998
--------------------------------------------------------------------------------

AIM GLOBAL GOVERNMENT INCOME FUND ("GOVERNMENT INCOME FUND") seeks a high level of current income by investing primarily in high quality U.S. and foreign government debt securities. The Fund's secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure.

AIM STRATEGIC INCOME FUND ("STRATEGIC INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation. The Fund allocates its assets among debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets.

AIM GLOBAL HIGH INCOME FUND ("HIGH INCOME FUND") primarily seeks high current income and secondarily seeks capital appreciation by investing all of its investable assets in the Global High Income Portfolio ("Portfolio"), which, in turn, invests primarily in the debt securities of issuers located in emerging markets. The Portfolio's investment objectives are identical to those of the Fund.

There can be no assurance that any Fund or the Portfolio will achieve its investment objectives. The investment experience of the High Income Fund will correspond directly with the investment experience of the Portfolio.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

The Funds and the Portfolio are managed by A I M Advisors, Inc. ("AIM") and are sub-advised and sub-administered by INVESCO (NY), Inc. (the "Sub-adviser"). AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

The Funds are designed for long-term investors and not as trading vehicles, do not represent a complete investment program and are not suitable for all investors. An investment in any of the Funds involves risk factors that should be reviewed carefully by potential investors. The Strategic Income Fund and the Portfolio both are authorized to borrow money for investment purposes, which would increase the volatility of their performance and involves additional risks. See "Investment Objectives and Policies" and "Risk Factors."

THE STRATEGIC INCOME FUND INVESTS UP TO 50% OF ITS TOTAL ASSETS, AND THE PORTFOLIO INVESTS UP TO 100% OF ITS TOTAL ASSETS, IN LOWER QUALITY AND UNRATED FOREIGN GOVERNMENT BONDS WHOSE CREDIT QUALITY IS GENERALLY CONSIDERED THE EQUIVALENT OF U.S. CORPORATE DEBT SECURITIES COMMONLY KNOWN AS "JUNK BONDS." INVESTMENTS OF THIS TYPE ARE SUBJECT TO A GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THESE FUNDS. SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "RISK FACTORS."

This Prospectus sets forth concisely information an investor should know before investing and should be read carefully and retained for future reference. A Statement of Additional Information, dated June 1, 1998, has been filed with the Securities and Exchange Commission ("SEC") and, as supplemented or amended from time to time, is incorporated herein by reference. The Statement of Additional Information is available without charge by writing to the Funds at 50 California Street, 27th Floor, San Francisco, CA 94111, or by calling (800) 347-4246. It is also available, along with other related materials, on the SEC's Internet web site (http://www.sec.gov).

FOR FURTHER INFORMATION, CALL (800) 824-1580 OR CONTACT YOUR FINANCIAL ADVISER.

                                     [LOGO]

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
 AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
   PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.      ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               Prospectus Page 1

                            AIM GLOBAL INCOME FUNDS

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                                                              Page
                                                                                            ---------
Prospectus Summary........................................................................          3
Financial Highlights......................................................................          7
Investment Objectives and Policies........................................................         13
Risk Factors..............................................................................         22
How to Invest.............................................................................         28
How to Make Exchanges.....................................................................         36
How to Redeem Shares......................................................................         38
Shareholder Account Manual................................................................         41
Calculation of Net Asset Value............................................................         42
Dividends, Other Distributions and Federal Income Taxation................................         43
Management................................................................................         45
Other Information.........................................................................         50
Appendix A -- Description of Debt Ratings.................................................         53

                               Prospectus Page 2

                            AIM GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
------------------------------------------------------------
The following summary is qualified in its entirety by the more detailed information appearing in the body of this Prospectus. Cross-references in the summary are to headings in the body of this Prospectus.

The Funds and the Portfolio:   Each Fund is a non-diversified series of AIM Investment Funds, Inc. (the "Company"). The Portfolio is
                               a non-diversified, open-end management investment company.

Investment Objectives:         The Government Income Fund primarily seeks high current income and secondarily seeks capital appreciation and protection of principal. The Strategic Income Fund and the High Income Fund
                               primarily seek high current income and secondarily seek capital appreciation.

Principal Investments:         The Government Income Fund invests primarily in high quality U.S. and foreign government debt obligations.

                               The Strategic Income Fund allocates its assets among debt securities of issuers in: (1) the United
                               States; (2) developed foreign countries; and (3) emerging markets, and selects particular securities in each sector based on their relative investment merit.

                               The High Income Fund invests all of its investable assets in the Portfolio, which, in turn, invests primarily in debt securities of issuers located in emerging markets.

Principal Risk Factors:        There is no assurance that the Funds or the Portfolio will achieve their investment objectives. Each
                               Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its or its corresponding Portfolio's portfolio holdings. The value of debt securities held by the Government
                               Income Fund, Strategic Income Fund and Portfolio generally fluctuates inversely with interest rate movements.

                               The Government Income Fund, Strategic Income Fund and Portfolio will invest in foreign securities.
                               Investments in foreign securities involve risks relating to political and economic developments abroad and the differences between the regulations to which U.S. and foreign issuers are subject.
                               Individual foreign economies also may differ favorably or unfavorably from the U.S. economy. Changes in foreign currency exchange rates will affect a Fund's or the Portfolio's net asset value, earnings and gains and losses realized on sales of securities. Securities of foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. The
                               Portfolio will normally invest at least 65% of its total assets in debt securities of issuers in emerging markets and the Strategic Income Fund may invest in such securities. Such investments entail greater risks than investing in securities of issuers in developed markets.

                               The Government Income Fund, Strategic Income Fund and Portfolio may engage in certain foreign currency, options and futures transactions to attempt to hedge against the overall level of investment and currency risk associated with its present or planned investments. Such transactions involve certain risks and transaction costs.

                               Prospectus Page 3

                            AIM GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

                               The Strategic Income Fund may invest up to 50% of its total assets, and the Portfolio may invest up to 100% of its total assets, in debt securities rated below investment grade or, if not rated, determined by the Sub-adviser to be of comparable quality. Investments of this type are subject to greater risk of loss of principal and interest.

                               See "Investment Objectives and Policies" and "Risk Factors."

Investment Managers:           AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world.
                               AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and
                               Europe, and a growing presence in Asia. AIM was organized in 1976 and, together with its affiliates, currently advises approximately 90 investment company portfolios. AIM advises the Funds and other investment company portfolios which are sub-advised by the Sub-adviser ("AIM/GT Funds"). On May 29,
                               1998, AMVESCAP PLC acquired the Asset Management Division of Liechtenstein Global Trust AG, which included the Sub-adviser and certain other affiliates. AIM also serves as the investment adviser to other mutual funds, which are not sub-advised by the Sub-adviser, that are part of The AIM Family of
                               Funds-Registered Trademark- ("The AIM Family of Funds," and together with the AIM/GT Funds, the "AIM
                               Funds").

Alternative Purchase Plan:     Investors may select Class A or Class B shares, each subject to different expenses and a different sales charge structure. Each class has distinct advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and objectives. See "How to
                               Invest."

  Class A Shares:              Offered at net asset value plus any applicable sales charge (maximum is 4.75% of public offering price) and subject to 12b-1 service and distribution fees at the annualized rate of 0.35% of the average daily net assets of Class A shares.

  Class B Shares:              Offered at net asset value with no initial sales charge (a maximum contingent deferred sales charge of 5% of net asset value at the time of purchase or sale, whichever is less, is imposed on certain redemptions made within six years of date of purchase) and subject to 12b-1 service and distribution fees at the annualized rate of 1.00% of the average daily net assets of Class B shares.

THE AIM FAMILY OF FUNDS, THE AIM FAMILY OF FUNDS AND DESIGN (I.E., THE AIM
LOGO), AIM AND DESIGN, AIM, AIM LINK, AIM INSTITUTIONAL FUNDS, AIMFUNDS.COM, LA FAMILIA AIM DE FONDOS AND LA FAMILIA AIM DE FONDOS AND DESIGN ARE REGISTERED SERVICE MARKS AND INVEST WITH DISCIPLINE AND AIM BANK CONNECTION ARE SERVICE MARKS OF A I M MANAGEMENT GROUP INC.

                               Prospectus Page 4

                            AIM GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

Shares Available Through:      Class A and Class B shares are available through broker/dealers, banks and other financial service entities ("Financial Institutions") that have entered into agreements with the Funds' distributor,
                               A I M Distributors, Inc. ("AIM Distributors"). Shares also may be acquired by sending an application directly to GT Global Investor Services, Inc. (the "Transfer Agent") or through exchanges of shares as described below. See "How to Invest" and "Shareholder Account Manual."

Exchange Privileges:           Shares may be exchanged for shares of other AIM/GT Funds. See "How to Make Exchanges" and
                               "Shareholder Account Manual."

Redemptions:                   Shares may be redeemed through Financial Institutions that sell shares of the Funds or the Funds'
                               Transfer Agent. See "How to Redeem Shares" and "Shareholder Account Manual."

Dividends and Other            Dividends are paid monthly from net investment income; other distributions are paid annually from net
  Distributions:               short term capital gain, net capital gain and net gains from foreign currency transactions, if any.

Reinvestment:                  Dividends and other distributions may be reinvested automatically in Fund shares of the distributing class or in shares of the corresponding class of other AIM/GT Funds without a sales charge.

First Purchase:                $500 minimum ($100 for individual retirement accounts ("IRAs") and reduced amounts for certain other retirement plans).

Subsequent Purchases:          $100 minimum ($25 for IRAs and reduced amounts for certain other retirement plans).

Net Asset Values:              Quoted daily in the financial section of most newspapers.

Other Features:

  Class A Shares:              Letter of Intent                                  Reinstatement Privilege
                               Quantity Discounts                                Systematic Withdrawal Plan
                               Right of Accumulation                             Automatic Investment Plan
                               Portfolio Rebalancing Program                     Dollar Cost Averaging Program

  Class B Shares:              Systematic Withdrawal Plan                        Automatic Investment Plan
                               Portfolio Rebalancing Program                     Dollar Cost Averaging Program

                               Prospectus Page 5

                            AIM GLOBAL INCOME FUNDS

                               PROSPECTUS SUMMARY
                                  (Continued)
--------------------------------------------------------------------------------

SUMMARY OF INVESTOR COSTS. The expenses and maximum transaction costs associated with investing in the Class A and Class B shares of the Funds are reflected in the following tables (1):

                                                                  GOVERNMENT     STRATEGIC INCOME    HIGH INCOME
                                                                 INCOME FUND           FUND              FUND
                                                               ----------------  ----------------  ----------------
                                                               CLASS A  CLASS B  CLASS A  CLASS B  CLASS A  CLASS B
                                                               -------  -------  -------  -------  -------  -------
SHAREHOLDER TRANSACTION COSTS (2):
Maximum sales charge on purchases of shares (as a % of
 offering price).............................................   4.75%     None    4.75%     None    4.75%     None
Sales charges on reinvested distributions to shareholders....    None     None     None     None     None     None
Maximum deferred sales charge (as a % of net asset value at
 time of purchase or sale, whichever is less)................    None    5.00%     None    5.00%     None    5.00%
Redemption charges...........................................    None     None     None     None     None     None
Exchange fees................................................    None     None     None     None     None     None

ANNUAL FUND OPERATING EXPENSES (3):
 (AS A % OF AVERAGE NET ASSETS)
Investment management and administration fees................   0.73%    0.73%    0.73%    0.73%    0.90%    0.90%
12b-1 distribution and service fees..........................   0.35%    1.00%    0.35%    1.00%    0.35%    1.00%
Other expenses...............................................   0.43%    0.43%    0.36%    0.36%    0.33%    0.33%
                                                               -------  -------  -------  -------  -------  -------
  Total Fund Operating Expenses..............................   1.51%    2.16%    1.44%    2.09%    1.58%    2.23%
                                                               -------  -------  -------  -------  -------  -------
                                                               -------  -------  -------  -------  -------  -------

HYPOTHETICAL EXAMPLE OF EFFECT OF EXPENSES (6):
An investor would have directly or indirectly paid the following expenses at the end of the periods shown on a $1,000 investment in the Funds, assuming a 5% annual return:

                                                                                           ONE    THREE   FIVE     TEN
                                                                                           YEAR   YEARS   YEARS   YEARS
                                                                                           ----   -----   -----   -----
Government Income Fund
  Class A Shares (4).....................................................................  $62     $93    $126    $220
  Class B Shares
    Assuming a complete redemption at end of period (5)..................................  $74     $101   $140    $251
    Assuming no redemption...............................................................  $22     $68    $117    $251
Strategic Income Fund
  Class A Shares (4).....................................................................  $62     $91    $123    $213
  Class B Shares
    Assuming a complete redemption at end of period (5)..................................  $73     $99    $136    $244
    Assuming no redemption...............................................................  $21     $66    $113    $244
High Income Fund
  Class A Shares (4).....................................................................  $63     $95    $130    $227
  Class B Shares
    Assuming a complete redemption at end of period (5)..................................  $74     $103   $144    $259
    Assuming no redemption...............................................................  $23     $70    $121    $259

--------------

(1) THESE TABLES ARE INTENDED TO ASSIST INVESTORS IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES ASSOCIATED WITH INVESTING IN A FUND. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. rules regarding investment companies.

(2) Sales charge waivers are available for Class A and Class B shares, and reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge generally declines by 1% annually thereafter, reaching zero after six years. See "How to Invest."

(3) Expenses are based on the Funds' fiscal year ended October 31, 1997. "Other expenses" include custody, transfer agency, legal, audit and other operating expenses. See "Management" herein and the Statement of Additional Information for more information. The Funds also offer Advisor Class shares, which are not subject to 12b-1 distribution and service fees, to certain categories of investors. See "How to Invest." The Board of Directors of the Company believes that the aggregate per share expenses of the High Income Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which the Fund would incur if the assets of that Fund were invested directly in the type of securities being held by the Portfolio.

(4) Assumes payment of maximum sales charge by the investor.

(5) Assumes deduction of the applicable contingent deferred sales charge.

(6) THE "HYPOTHETICAL EXAMPLE" IS NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. THE FUNDS' AND THE PORTFOLIO'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The tables and the assumption in the Hypothetical Example of a 5% annual return are required by regulation of the SEC applicable to all mutual funds; the 5% annual return is not a prediction of and does not represent the Funds' or the Portfolio's projected or actual performance.

                               Prospectus Page 6

                            AIM GLOBAL INCOME FUNDS

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The tables below provide condensed financial information concerning income and capital changes for one Class A and Class B share of each Fund. For the period March 29, 1988 (commencement of operations) to October 22, 1992, the Strategic Income Fund was named G.T. Global Bond Fund and operated under different investment objectives, policies and limitations. This information is supplemented by the financial statements and accompanying notes appearing in the Statement of Additional Information. The financial statements and notes for fiscal year ended October 31, 1997 have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon also is included in the Statement of Additional Information.

                             GOVERNMENT INCOME FUND
                  (FORMERLY GT GLOBAL GOVERNMENT INCOME FUND)

                                                                        CLASS A+
                                ----------------------------------------------------------------------------------------
                                                                  YEAR ENDED OCT. 31,
                                ----------------------------------------------------------------------------------------
                                  1997      1996    1995(c)   1994(c)     1993(c)       1992        1991         1990
                                --------  --------  --------  --------    --------    --------    --------    ----------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $   8.74  $   8.81  $   8.63  $  11.07    $   9.83    $  10.29    $  10.46    $    10.45
                                --------  --------  --------  --------    --------    --------    --------    ----------
Income from investment
 operations:
  Net investment income.......      0.52      0.57      0.62      0.65        0.74        0.92        0.99          1.18
  Net realized and unrealized
   gain (loss) on
   investments................     (0.13)     0.03      0.15     (1.52)       1.34       (0.31)      (0.07)        (0.02)
                                --------  --------  --------  --------    --------    --------    --------    ----------
    Net increase (decrease)
     resulting from investment
     operations...............      0.39      0.60      0.77     (0.87)       2.08        0.61        0.92          1.16
                                --------  --------  --------  --------    --------    --------    --------    ----------
Distributions:
  From net investment
   income.....................     (0.31)    (0.57)    (0.59)    (0.65)      (0.74)      (0.83)      (1.00)        (1.15)
  From net realized gain on
   investments................        --     (0.10)       --     (0.27)         --       (0.13)      (0.09)           --
  In excess of net investment
   income.....................     (0.20)       --        --        --          --          --          --            --
  In excess of net realized
   gain on investments........        --        --        --     (0.55)         --          --          --            --
  Return of capital...........        --        --        --     (0.10)         --          --          --            --
  From sources other than net
   investment income..........        --        --        --        --       (0.10)      (0.11)         --            --
                                --------  --------  --------  --------    --------    --------    --------    ----------
    Total distributions.......     (0.51)    (0.67)    (0.59)    (1.57)      (0.84)      (1.07)      (1.09)        (1.15)
                                --------  --------  --------  --------    --------    --------    --------    ----------
Net asset value, end of
 period.......................  $   8.62  $   8.74  $   8.81  $   8.63    $  11.07    $   9.83    $  10.29    $    10.46
                                --------  --------  --------  --------    --------    --------    --------    ----------
                                --------  --------  --------  --------    --------    --------    --------    ----------
Total investment return (d)...     4.78%     7.11%     9.22%   (8.87)%       21.9%        6.3%        9.4%         11.9%
                                --------  --------  --------  --------    --------    --------    --------    ----------
                                --------  --------  --------  --------    --------    --------    --------    ----------
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $154,272  $240,945  $385,404  $502,094    $708,301    $623,387    $399,200    $  259,726
Ratio of net investment income
 to average net assets........     6.04%     6.52%     6.98%     6.87%        7.1%        9.0%        9.5%         11.4%
Ratio of expenses to average
 net assets:
  With expense reductions.....     1.34%     1.34%     1.35%     1.33%        1.4%        1.6%        1.6%          1.8%
  Without expense
   reductions.................     1.51%     1.39%     1.38%       N/A         N/A         N/A         N/A           N/A
Portfolio turnover rate +++...      241%      268%      385%      625%        495%        351%        326%          334%

------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Net of $0.01 per share of Fund operating expenses reimbursed by the Sub-adviser.

(a) Not annualized.
(b) Annualized.

(c) These selected per share data were calculated based upon average shares outstanding during the period.

(d) Total investment return does not include sales charges.

N/A Not Applicable.

                               Prospectus Page 7

                            AIM GLOBAL INCOME FUNDS

                             GOVERNMENT INCOME FUND
                                  (CONTINUED)

                                               CLASS A+
                                      --------------------------                               CLASS B++
                                                 MARCH 29, 1988        ----------------------------------------------------------
                                        YEAR       (COMMENCE-                                                            OCT. 22,
                                       ENDED        MENT OF                          YEAR ENDED OCT. 31,                 1992 TO
                                      OCT. 31,   OPERATIONS) TO        ------------------------------------------------  OCT. 31,
                                        1989     OCT. 31, 1988         1997(c)     1996    1995(c)   1994(c)   1993(c)     1992
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Per Share Operating Performance:
Net asset value, beginning of
 period.............................  $  10.86         $  11.43        $   8.74  $   8.80  $   8.64  $  11.07  $   9.83  $   9.87
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Income from investment operations:
  Net investment income.............      1.15             0.49*           0.46      0.51      0.55      0.59      0.67      0.02
  Net realized and unrealized gain
   (loss) on investments............     (0.35)           (0.44)          (0.12)     0.04      0.14     (1.52)     1.34     (0.06)
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
    Net increase (decrease)
     resulting from investment
     operations.....................      0.80             0.05            0.34      0.55      0.69     (0.93)     2.01     (0.04)
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Distributions:
  From net investment income........     (1.20)           (0.49)          (0.28)    (0.51)    (0.53)    (0.59)    (0.67)       --
  From net realized gain on
   investments......................        --            (0.12)             --     (0.10)       --     (0.27)       --        --
  In excess of net investment
   income...........................        --               --           (0.18)       --        --        --        --        --
  In excess of net realized gain on
   investments......................        --               --              --        --        --     (0.54)       --        --
  Return of capital.................        --               --              --        --        --     (0.10)       --        --
  From sources other than net
   investment income................     (0.01)           (0.01)             --        --        --        --     (0.10)       --
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
    Total distributions.............     (1.21)           (0.62)          (0.46)    (0.61)    (0.53)    (1.50)    (0.77)       --
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Net asset value, end of period......  $  10.45         $  10.86        $   8.62  $   8.74  $   8.80  $   8.64  $  11.07  $   9.83
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Total investment return (d).........      7.2%             1.1%(a)        4.00%     6.54%     8.22%   (9.39)%     21.1%    (0.4)%(a)
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
                                      --------  ----------------       --------  --------  --------  --------  --------  --------
Ratios and supplemental data:
Net assets, end of period (in
 000's).............................  $122,526         $ 57,063        $127,722  $166,577  $235,481  $262,405  $182,972  $  2,624
Ratio of net investment income to
 average net assets.................     10.7%            7.41%(b)*       5.39%     5.87%     6.33%     6.22%      6.5%      8.0%(b)
Ratio of expenses to average net
 assets:
  With expense reductions...........      1.7%            1.80%(b)*       1.99%     1.99%     2.00%     1.98%      2.0%      1.9%(b)
  Without expense reductions........       N/A              N/A           2.16%     2.04%     2.03%       N/A       N/A       N/A
Portfolio turnover rate +++.........      413%             291%(b)         241%      268%      385%      625%      495%      351%

------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++  Commencing October 22, 1992, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Net of $0.01 per share of Fund operating expenses reimbursed by the Sub-adviser.

(a) Not annualized.

(b) Annualized.

(c) These selected per share data were calculated based upon average shares outstanding during the period.

(d) Total investment return does not include sales charges.

N/A Not Applicable.

                         ------------------------------

                                                    AVERAGE MONTHLY        AVERAGE MONTHLY        AVERAGE AMOUNT
                                 AMOUNT OF DEBT     AMOUNT OF DEBT      NUMBER OF REGISTRANT'S      OF DEBT PER
                                 OUTSTANDING AT       OUTSTANDING         SHARES OUTSTANDING       SHARE DURING
YEAR ENDED                       END OF PERIOD     DURING THE PERIOD      DURING THE PERIOD         THE PERIOD
------------------------------  ----------------  -------------------  ------------------------  -----------------
October 31, 1997..............    $  4,451,000       $   1,616,315              38,476,908           $  0.0420

                               Prospectus Page 8

                            AIM GLOBAL INCOME FUNDS

                             STRATEGIC INCOME FUND
                   (FORMERLY GT GLOBAL STRATEGIC INCOME FUND)

                                                                       CLASS A+
                                --------------------------------------------------------------------------------------
                                                                 YEAR ENDED OCT. 31,
                                --------------------------------------------------------------------------------------
                                  1997      1996    1995(c)     1994      1993(c)      1992       1991         1990
                                --------  --------  --------  --------    --------    -------    -------    ----------
Per Share Operating
 Performance:
Net asset value, beginning of
 period.......................  $  11.76  $  10.32  $  10.88  $  13.61    $  11.25    $ 10.91    $ 11.20    $    11.17
                                --------  --------  --------  --------    --------    -------    -------    ----------
Income from investment
 operations:
  Net investment income.......      0.74      0.89      0.97      0.79        0.96       0.86       0.84*         1.04*
  Net realized and unrealized
   gain (loss) on
   investments................      0.34      1.44     (0.69)    (2.14)       2.85       0.31      (0.02)        (0.17)
                                --------  --------  --------  --------    --------    -------    -------    ----------
    Net increase (decrease)
     from investment
     operations...............      1.08      2.33      0.28     (1.35)       3.81       1.17       0.82          0.87
                                --------  --------  --------  --------    --------    -------    -------    ----------
Distributions:
  From net investment
   income.....................     (0.78)    (0.82)    (0.80)    (0.79)      (0.96)     (0.83)     (0.60)        (0.84)
  From net realized gain on
   investments................        --        --        --     (0.38)      (0.37)        --      (0.51)           --
  In excess of net investment
   income.....................     (0.06)    (0.07)       --        --          --         --         --            --
  Return of capital...........        --        --     (0.04)    (0.21)         --         --         --            --
  From sources other than net
   investment income..........        --        --        --        --       (0.12)        --         --            --
                                --------  --------  --------  --------    --------    -------    -------    ----------
    Total distributions.......     (0.84)    (0.89)    (0.84)    (1.38)      (1.45)     (0.83)     (1.11)        (0.84)
                                --------  --------  --------  --------    --------    -------    -------    ----------
Net asset value, end of
 period.......................  $  12.00  $  11.76  $  10.32  $  10.88    $  13.61    $ 11.25    $ 10.91    $    11.20
                                --------  --------  --------  --------    --------    -------    -------    ----------
                                --------  --------  --------  --------    --------    -------    -------    ----------
Total investment return (d)...     9.40%    23.00%     3.06%  (10.44)%       37.0%      11.1%       7.7%          8.3%
                                --------  --------  --------  --------    --------    -------    -------    ----------
                                --------  --------  --------  --------    --------    -------    -------    ----------

Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $138,715  $185,126  $188,165  $275,241    $287,870    $83,849    $55,967    $   44,545
Ratio of net investment income
 to average net assets........     6.18%     8.09%     9.64%     6.74%        7.2%       7.6%       7.2%*         9.6%*
Ratio of expenses to average
 net assets:
  With expense reductions.....     1.35%     1.38%     1.42%     1.40%        1.7%       1.8%       1.9%*         1.9%*
  Without expense
   reductions.................     1.44%     1.40%     1.45%       N/A         N/A        N/A        N/A           N/A
Ratio of interest expenses to
 average net assets...........       N/A       N/A       N/A     0.10%         N/A        N/A        N/A           N/A
Portfolio turnover rate +++...      149%      177%      238%      583%        310%       418%       630%          501%

------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Sub-adviser of Fund operating expenses of $0.01, $0.04, $0.02 and 0.05 for the year ended October 31, 1991, 1990, 1989 and 1988, respectively. Without such reimbursements, the expense ratios would have been 1.92%, 2.20%, 2.02% and 2.42% and the ratio of net investment income to average net assets would have been 7.16%, 9.26%, 7.56% and 6.42% for the year ended October 31, 1991, 1990, 1989 and 1988, respectively.

(a) Not annualized.

(b) Ratios are not meaningful due to short period of operation of Class B shares.

(c) These selected per share data were calculated based upon average shares outstanding during the period.

(d) Total investment return does not include sales charges.

(e) Annualized.

N/A Not Applicable.

                               Prospectus Page 9

                            AIM GLOBAL INCOME FUNDS

                             STRATEGIC INCOME FUND
                                  (CONTINUED)

                                               CLASS A+
                                      --------------------------
                                                      MARCH 29,
                                                        1988                                 CLASS B++
                                                     (COMMENCE-    --------------------------------------------------------------
                                        YEAR           MENT OF                                                         OCT. 22,
                                       ENDED         OPERATIONS)                 YEAR ENDED OCT. 31,                   1992 TO
                                      OCT. 31,       TO OCT. 31,   ------------------------------------------------    OCT. 31,
                                        1989            1988         1997      1996    1995(c)   1994(c)   1993(c)       1992
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
Per Share Operating Performance:
Net asset value, beginning of
 period.............................  $  11.25          $ 11.43    $  11.77  $  10.33  $  10.88  $  13.60  $  11.24       $11.36
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
Income from investment operations:
  Net investment income.............      0.82*            0.45*       0.67      0.82      0.91      0.73      0.89         0.01
  Net realized and unrealized gain
   (loss) on investments............     (0.10)           (0.24)       0.33      1.44     (0.69)    (2.14)     2.85        (0.13)
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
    Net increase (decrease) from
     investment operations..........      0.72             0.21        1.00      2.26      0.22     (1.41)     3.74        (0.12)
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
Distributions:
  From net investment income........     (0.80)           (0.39)      (0.71)    (0.75)    (0.73)    (0.72)    (0.89)          --
  From net realized gain on
   investments......................        --               --          --        --        --     (0.38)    (0.37)          --
  In excess of net investment
   income...........................        --               --       (0.05)    (0.07)       --        --        --           --
  Return of capital.................        --               --          --        --     (0.04)    (0.21)       --           --
  From sources other than net
   investment income................        --               --          --        --        --        --     (0.12)          --
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
    Total distributions.............     (0.80)           (0.39)      (0.76)    (0.82)    (0.77)    (1.31)    (1.38)          --
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
Net asset value, end of period......  $  11.17          $ 11.25    $  12.01  $  11.77  $  10.33  $  10.88  $  13.60       $11.24
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
Total investment return (d).........      6.8%             1.2%(a)    8.70%    22.15%     2.48%  (11.02)%     36.2%       (1.1)%(a)
                                      --------       -----------   --------  --------  --------  --------  --------  ------------
                                      --------       -----------   --------  --------  --------  --------  --------  ------------

Ratios and supplemental data:
Net assets, end of period (in
 000's).............................  $ 37,820          $21,830    $281,376  $338,178  $357,852  $458,550  $310,431       $  533
Ratio of net investment income to
 average net assets.................      7.7%*            7.2%*(e)    5.53%    7.44%     8.99%     6.09%      6.5%          N/A(b)
Ratio of expenses to average net
 assets:
  With expense reductions...........      1.8%*            1.7%*(e)    2.00%    2.03%     2.07%     2.05%      2.4%          N/A(b)
  Without expense reductions........       N/A              N/A       2.09%     2.05%     2.10%       N/A       N/A          N/A
Ratio of interest expenses to
 average net assets.................       N/A              N/A         N/A       N/A       N/A     0.10%       N/A          N/A
Portfolio turnover rate +++.........      385%             340%(e)     149%      177%      238%      583%      310%         418%

------------------

+ All capital shares issued and outstanding as of October 21, 1992 were reclassified as Class A shares.

++  Commencing October 22, 1992, the Fund began offering Class B shares.

+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

* Includes reimbursement by the Sub-adviser of Fund operating expenses of $0.01, $0.04, $0.02 and 0.05 for the year ended October 31, 1991, 1990, 1989 and 1988, respectively. Without such reimbursements, the expense ratios would have been 1.92%, 2.20%, 2.02% and 2.42% and the ratio of net investment income to average net assets would have been 7.16%, 9.26%, 7.56% and 6.42% for the year ended October 31, 1991, 1990, 1989 and 1988, respectively.

(a) Not annualized.

(b) Ratios are not meaningful due to short period of operation of Class B shares.

(c) These selected per share data were calculated based upon average shares outstanding during the period.

(d) Total investment return does not include sales charges.

(e) Annualized.

N/A Not Applicable.

                         ------------------------------

                                                    AVERAGE MONTHLY        AVERAGE MONTHLY        AVERAGE AMOUNT
                                 AMOUNT OF DEBT     AMOUNT OF DEBT      NUMBER OF REGISTRANT'S      OF DEBT PER
                                 OUTSTANDING AT       OUTSTANDING         SHARES OUTSTANDING       SHARE DURING
YEAR ENDED                       END OF PERIOD     DURING THE PERIOD      DURING THE PERIOD         THE PERIOD
------------------------------  ----------------  -------------------  ------------------------  -----------------
October 31, 1997..............         --            $   3,575,910              39,263,038           $  0.0911

                               Prospectus Page 10

                            AIM GLOBAL INCOME FUNDS

                                HIGH INCOME FUND
                     (FORMERLY GT GLOBAL HIGH INCOME FUND)

                                                                                        CLASS A
                                                          --------------------------------------------------------------------
                                                                                                              OCT. 22, 1992
                                                                        YEAR ENDED OCT. 31,                   (COMMENCEMENT
                                                          ------------------------------------------------  OF OPERATIONS) TO
                                                          1997(c)   1996(c)     1995    1994(c)   1993(c)     OCT. 31, 1992
                                                          --------  --------  --------  --------  --------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....................  $  14.85  $  11.70  $  12.56  $  14.92  $  11.43          $11.43
                                                          --------  --------  --------  --------  --------         -------
Income from investment operations:
  Net investment income.................................      1.19      1.27      1.35      0.94      0.78              --
  Net realized and unrealized gain (loss) on
   investments..........................................      0.93      3.09     (1.09)    (1.87)     3.92              --
                                                          --------  --------  --------  --------  --------         -------
    Net increase (decrease) from investment
     operations.........................................      2.12      4.36      0.26     (0.93)     4.70              --
                                                          --------  --------  --------  --------  --------         -------
Distributions:
  From net investment income............................     (1.18)    (1.11)    (1.03)    (0.94)    (0.78)             --
  From net realized gain on investments.................     (0.23)    (0.10)    (0.03)    (0.27)       --              --
  In excess of net realized gain on investments.........        --        --        --     (0.22)       --              --
  From sources other than net investment income.........        --        --        --        --     (0.43)             --
  Return of capital.....................................        --        --     (0.06)       --        --              --
                                                          --------  --------  --------  --------  --------         -------
    Total distributions.................................     (1.41)    (1.21)    (1.12)    (1.43)    (1.21)             --
                                                          --------  --------  --------  --------  --------         -------
Net asset value, end of period..........................  $  15.56  $  14.85  $  11.70  $  12.56  $  14.92          $11.43
                                                          --------  --------  --------  --------  --------         -------
                                                          --------  --------  --------  --------  --------         -------
Total investment return (e).............................    14.46%    39.05%     2.81%   (6.45)%     43.6%             --%(b)
                                                          --------  --------  --------  --------  --------         -------
                                                          --------  --------  --------  --------  --------         -------

Ratios and supplemental data:
Net assets, end of period (in 000's)....................  $133,973  $178,318  $142,002  $167,974  $143,171          $  207
Ratio of net investment income (loss) to average net
  assets................................................     7.39%     9.52%    11.85%     7.00%      6.4%             N/A(d)
Ratio of expenses to average net assets:
With expense reductions.................................     1.53%     1.69%     1.75%     1.57%     2.20%             N/A(d)
Without expense reductions..............................     1.58%     1.69%     1.75%     1.57%     2.20%             N/A(d)
Ratio of interest expense to average net assets.........       N/A     0.04%       N/A     0.22%       N/A             N/A
Portfolio turnover rate (f).............................      214%      290%      213%      178%      195%             --%

------------------

(a) Annualized.

(b) Not annualized.

(c) These selected per share data were calculated based upon average shares during the year.

(d) Ratios are not meaningful due to short period of operation.

(e) Total investment return does not include sales charges.

(f) The Fund invests only in the Portfolio and does not engage in securities transactions. Accordingly, the portfolio turnover rates presented are for the Portfolio.

N/A Not Applicable.

                               Prospectus Page 11

                            AIM GLOBAL INCOME FUNDS

                                HIGH INCOME FUND
                                  (CONTINUED)

                                                                                        CLASS B
                                                          --------------------------------------------------------------------
                                                                                                              OCT. 22, 1992
                                                                        YEAR ENDED OCT. 31,                   (COMMENCEMENT
                                                          ------------------------------------------------  OF OPERATIONS) TO
                                                          1997 (c)  1996 (c)    1995    1994 (c)  1993 (c)    OCT. 31, 1992
                                                          --------  --------  --------  --------  --------  ------------------
Per Share Operating Performance:
Net asset value, beginning of period....................  $  14.83  $  11.69  $  12.56  $  14.90  $  11.43          $11.43
                                                          --------  --------  --------  --------  --------         -------
Income from investment operations:
  Net investment income.................................      1.09      1.17      1.27      0.86      0.70              --
  Net realized and unrealized gain (loss) on
   investments..........................................      0.93      3.09     (1.09)    (1.85)     3.90              --
                                                          --------  --------  --------  --------  --------         -------
    Net increase (decrease) from investment
     operations.........................................      2.02      4.26      0.18     (0.99)     4.60              --
                                                          --------  --------  --------  --------  --------         -------
Distributions:
  From net investment income............................     (1.08)    (1.03)    (0.96)    (0.86)    (0.70)             --
  From net realized gain on investments.................     (0.23)    (0.09)    (0.03)    (0.27)       --              --
  In excess of net realized gain on investments.........        --        --        --     (0.22)       --              --
  From sources other than net investment income.........        --        --        --        --     (0.43)             --
  Return of capital.....................................        --        --     (0.06)       --        --              --
                                                          --------  --------  --------  --------  --------         -------
    Total distributions.................................     (1.31)    (1.12)    (1.05)    (1.35)    (1.13)             --
                                                          --------  --------  --------  --------  --------         -------
Net asset value, end of period..........................  $  15.54  $  14.83  $  11.69  $  12.56  $  14.90          $11.43
                                                          --------  --------  --------  --------  --------         -------
                                                          --------  --------  --------  --------  --------         -------
Total investment return (e).............................    13.77%    38.16%     2.07%   (6.99)%     42.6%             --%(b)
                                                          --------  --------  --------  --------  --------         -------
                                                          --------  --------  --------  --------  --------         -------

Ratios and supplemental data:
Net assets, end of period (in 000's)....................  $228,101  $251,002  $214,897  $232,423  $127,035          $   53
Ratio of net investment income (loss) to average net
 assets.................................................     6.74%     8.87%    11.20%     6.35%      5.8%             N/A(d)
Ratio of expenses to average net assets:
With expense reductions.................................     2.18%     2.34%     2.40%     2.22%      2.8%             N/A(d)
Without expense reductions..............................     2.23%     2.34%     2.40%     2.22%      2.8%             N/A(d)
Ratio of interest expense to average net assets.........       N/A     0.04%       N/A     0.22%       N/A             N/A
Portfolio turnover rate (f).............................      214%      290%       --%       --%       --%             --%

------------------

(a) Annualized.

(b) Not annualized.

(c) These selected per share data were calculated based upon average shares during the year.

(d) Ratios are not meaningful due to short period of operation.

(e) Total investment return does not include sales charges.

(f) The Fund invests only in the Portfolio and does not engage in securities transactions. Accordingly, the portfolio turnover rates presented are for the Portfolio.

N/A Not Applicable.

                       ----------------------------------

                                                    AVERAGE MONTHLY        AVERAGE MONTHLY        AVERAGE AMOUNT
                                 AMOUNT OF DEBT     AMOUNT OF DEBT      NUMBER OF REGISTRANT'S      OF DEBT PER
                                 OUTSTANDING AT       OUTSTANDING         SHARES OUTSTANDING       SHARE DURING
YEAR ENDED                       END OF PERIOD     DURING THE PERIOD      DURING THE PERIOD         THE PERIOD
------------------------------  ----------------  -------------------  ------------------------  -----------------
October 31, 1997..............         --           $     2,526,057             28,093,475           $  0.0899
October 31, 1996..............         --                 2,431,693             30,732,727              0.0791
October 31, 1995..............         --                        --                     --                  --
October 31, 1994..............         --                14,109,589             26,707,829              0.5283

                               Prospectus Page 12

                            AIM GLOBAL INCOME FUNDS

                             INVESTMENT OBJECTIVES
                                  AND POLICIES

--------------------------------------------------------------------------------

GOVERNMENT INCOME FUND
The Government Income Fund seeks a high level of current income by investing primarily in high quality debt securities of the U.S. and foreign governments, their agencies and instrumentalities. Its secondary objectives are capital appreciation and protection of principal through active management of its maturity structure and currency exposure.

At least 65% of the Fund's total assets normally are invested in debt obligations issued or guaranteed by the U.S. or foreign governments (including foreign states, provinces or municipalities) or their agencies, authorities or instrumentalities including mortgage-backed securities issued by agencies or instrumentalities of the U.S. Government or by foreign governments. For purposes of this policy, the Fund considers debt obligations of supranational entities organized or supported by several national governments, such as the World Bank and the Asian Development Bank, to be "government securities."

The Fund invests primarily in high quality government debt securities. "High quality" debt securities are those rated in the top two ratings categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or, if not rated, determined to be of comparable quality by the Sub-adviser. A description of Moody's and S&P ratings is included in the Appendix to this Prospectus.

The Fund currently contemplates that it will invest principally in obligations of the United States, Canada, Japan, the Western European nations, New Zealand and Australia, as well as in multinational currency units. Under normal market conditions, the Fund invests in issues of not less than three different countries; investments in the securities of any one country, other than the United States, normally represent no more than 40% of the Fund's total assets. The Fund will not invest in a foreign currency or in securities denominated in a foreign currency if such currency is not at the time of investment considered by the Sub-adviser to be fully exchangeable into U.S. dollars (or a multinational currency unit) without legal restriction.

The Fund may also invest up to 35% of its total assets in: (1) foreign government securities that are not high quality but are rated at least "investment grade," i.e., rated within the four highest ratings categories of Moody's or S&P or, if not rated, determined by the Sub-adviser to be of comparable quality; (2) corporate debt obligations of U.S. or foreign issuers rated at least investment grade by Moody's or S&P, including debt obligations convertible into equity securities or having attached warrants or rights to purchase equity securities; (3) privately issued mortgage-backed and asset-backed securities that are rated at least investment grade by Moody's or S&P, or if unrated, determined by the Sub-adviser to be of comparable quality; and (4) common stocks, preferred stocks and warrants to acquire such securities, provided that the Fund will not invest more than 20% of its total assets in such securities.

STRATEGIC INCOME FUND
The Strategic Income Fund primarily seeks high current income and secondarily seeks capital appreciation.

The Fund invests in debt securities of issuers in: (1) the United States; (2) developed foreign countries; and (3) emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities; central banks; and commercial banks and other corporate entities. Debt securities in which the Fund may invest include bonds, notes, debentures, and other similar instruments including mortgage-backed and asset-backed securities of foreign issuers as well as domestic issuers. The Fund normally invests at least 50% of its net assets in U.S. and foreign debt and other fixed income securities that, at the time of purchase, are rated at least investment grade by Moody's or S&P or, if not rated, determined by the Sub-adviser to be of comparable quality. No more than 50% of the Fund's total assets may be invested in securities rated below investment grade. Such securities involve a high degree of risk and are predominantly speculative. They are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." The Fund may also invest in securities that are in default as to payment of principal and/or interest.

The Fund's investments in emerging market securities may consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities issued by emerging market governments that are traded in the

                               Prospectus Page 13

                            AIM GLOBAL INCOME FUNDS
markets of developed countries or groups of developed countries. The Sub-adviser may invest in debt securities of emerging market issuers that it determines to be suitable investments for the Fund without regard to ratings. Currently, the substantial majority of emerging market debt securities are considered to have a credit quality below investment grade. The Fund also may invest in below-investment grade debt securities of corporate issuers in the United States and in developed foreign countries, subject to the overall 50% limitation.

HIGH INCOME FUND
The High Income Fund primarily seeks high current income, and secondarily seeks capital appreciation. It seeks its objectives by investing all of its investable assets in the Portfolio, which in turn seeks the same objectives as the Fund by normally investing at least 65% of its total assets in debt securities of issuers in emerging markets.

The Portfolio intends to invest in the following types of debt securities: bonds, notes and debentures of emerging market governments; securities issued or guaranteed by such governments' agencies or instrumentalities; securities issued or guaranteed by the central banks of emerging market countries; and securities issued by other banks and companies in such countries and securities denominated in or indexed to the currencies of emerging markets. Under current market conditions, the Portfolio expects its investments in emerging market securities to consist substantially of Brady Bonds (see "General Policies -- Brady Bonds," below) and other sovereign debt securities.

The Portfolio may also invest up to 35% of its total assets in (1) equity securities of issuers in emerging markets included in the list below under the caption "Emerging Markets"; (2) equity and debt securities of issuers in developed countries, including the United States; (3) securities of issuers in emerging markets not included in the emerging markets list, if investing therein becomes feasible and desirable subsequent to the date of this Prospectus; and
(4) cash and money market instruments. In evaluating investments in securities of issuers in developed markets, the Sub-adviser will consider, among other things, the business activities of the issuer in emerging markets and the impact that developments in emerging markets are likely to have on the issuer's financial condition.

Under normal circumstances, substantially all of the Portfolio's assets will be invested in debt securities of both governmental and corporate issuers in emerging markets. Emerging markets debt securities generally are considered to have a credit quality below investment grade, as defined above. Lower quality securities involve a high degree of risk and are predominantly speculative. These debt securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." See "Risk Factors." Many emerging market debt securities are not rated by U.S. ratings agencies such as Moody's and S&P. The Portfolio's ability to achieve its investment objectives is thus more dependent on the Sub-adviser's credit analysis. The Portfolio may invest in securities that are in default as to payment of principal and/or interest.

OTHER INFORMATION REGARDING THE PORTFOLIO. As previously described, investors should be aware that the High Income Fund, unlike mutual funds that directly acquire and manage their own portfolios of securities, seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a separate investment company. Because the Fund will invest only in the Portfolio, the Fund's shareholders will acquire only an indirect interest in the investments of the Portfolio.

The High Income Fund may redeem its investment from the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. A change in the Portfolio's investment objectives, policies or limitations that is not approved by the Board or the shareholders of the High Income Fund could require the Fund to redeem its interest in the Portfolio. Any such redemption could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could adversely affect its liquidity. Upon redemption, the Board would consider what action might be taken, including the investment of all the investable assets of the Fund in another pooled investment entity having substantially the same investment objectives as the Fund or the retention by the Fund of its own investment adviser to manage its assets in accordance with its investment objectives, policies and limitations discussed herein.

In addition to selling an interest therein to the Fund, the Portfolio may sell interests therein to other non-affiliated investment companies and/or other institutional investors. All institutional investors in the Portfolio will pay a proportionate share of the Portfolio's expenses and will invest in the Portfolio on the same terms and conditions. However, if another investment company invests any or all of its assets in the Portfolio, it would not be required to sell its shares at the same public offering price as the Fund and may charge different sales commissions. Therefore, investors in the Fund may

                               Prospectus Page 14

                            AIM GLOBAL INCOME FUNDS
experience different returns than investors in another investment company that invests exclusively in the Portfolio. As of the date of this Prospectus, the High Income Fund is the only institutional investor in the Portfolio.

Investors in the Fund should be aware that the Funds' investment in the Portfolio may be materially affected by the actions of other large investors, if any, in the Portfolio. For example, as with all open-end investment companies, if a large investor were to redeem its interest in the Portfolio, (1) the Portfolio's remaining investors could experience higher pro rata operating expenses, thereby producing lower returns and (2) the Portfolio's security holdings may become less diverse, resulting in increased risk. Institutional investors in the Portfolio that have a greater pro rata ownership interest in the Portfolio than the Fund could have effective voting control over the operation of the Portfolio.

                                GENERAL POLICIES

ASSET ALLOCATION. The Government Income Fund, the Strategic Income Fund and the Portfolio each invests in debt obligations allocated among diverse markets and denominated in various currencies, including U.S. dollars, or in multinational currency units such as European Currency Units. The Funds are designed for investors who wish to accept the risks entailed in such investments, which are different from those associated with a portfolio consisting entirely of securities of U.S. issuers denominated in U.S. dollars. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase securities that are issued by the government or a company or financial institution of one country but denominated in the currency of another country (or a multinational currency unit).

The Sub-adviser allocates the assets of the Government Income Fund, the Strategic Income Fund and the Portfolio in securities of issuers in countries and in currency denominations where the combination of fixed income market returns, the price appreciation potential of fixed income securities and currency exchange rate movements will present opportunities primarily for high current income and secondarily for capital appreciation (and, in the case of the Government Income Fund, secondarily for capital appreciation and protection of principal). In so doing, the Sub-adviser intends to take full advantage of the different yield, risk and return characteristics that investment in the fixed income markets of different countries can provide for U.S. investors. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the emphasis given to various country, geographic and industry sectors within the Government Income Fund, the Strategic Income Fund and the Portfolio. Securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio may be invested in without limitation as to maturity.

The Sub-adviser selects securities of particular issuers on the basis of its views as to the best values then currently available in the marketplace. Such values are a function of yield, maturity, issue classification and quality characteristics, coupled with expectations regarding the local and world economies, movements in the general level and term of interest rates, currency values, political developments and variations in the supply of funds available for investment in the world bond market relative to the demands placed upon it.

The Sub-adviser generally evaluates currencies on the basis of fundamental economic criteria (e.g., relative inflation, interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The Sub-adviser may seek to protect a Fund against such negative currency movements through the use of sophisticated investment techniques. See "Options, Futures and Forward Currency Transactions" and "Swaps, Caps, Floors and Collars."

According to the Sub-adviser, as of the date of this Prospectus, more than 50% of the value of all outstanding government debt obligations throughout the world is represented by obligations denominated in currencies other than the U.S. dollar. Moreover, from time to time, the debt securities of issuers located outside the United States have substantially outperformed the debt obligations of U.S. issuers. Accordingly, the Sub-adviser believes that the Government Income Fund's and the Strategic Income Fund's policy of investing in debt securities throughout the world and the Portfolio's policy of investing in debt securities of issuers in emerging markets may enable the achievement of results superior to those produced by mutual funds with similar objectives to those of the Funds and the Portfolio that invest solely in debt securities of U.S. issuers.

TEMPORARY DEFENSIVE STRATEGIES. The Sub-adviser may employ a temporary defensive investment strategy if it determines such a strategy to be warranted due to market, economic or political conditions. Pursuant to such a defensive strategy, the Government Income Fund, the Strategic Income Fund and the Portfolio temporarily may hold cash (U.S. dollars, foreign currencies or multinational currency units) and/or invest up to 100% of

                               Prospectus Page 15

                            AIM GLOBAL INCOME FUNDS
their respective assets in high quality debt securities or money market instruments of U.S. or foreign issuers. In addition, for temporary defensive purposes, most or all of the Government Income Fund's, the Strategic Income Fund's or the Portfolio's investments may be made in the United States and denominated in U.S. dollars. To the extent the Funds or the Portfolio employ a temporary defensive strategy, they will not be invested so as to achieve directly their investment objectives. In addition, pending investment of proceeds from new sales of Fund shares or to meet ordinary daily cash needs, the Government Income Fund, the Strategic Income Fund and the Portfolio may hold cash (U.S. dollars, foreign currencies or multinational currency units) and may invest in high quality foreign or domestic money market instruments. For a full description of money market instruments, see "Selection of Debt Investments" in the Investment Objectives and Policies section of the Statement of Additional Information.

EMERGING MARKET SECURITIES. The Strategic Income Fund and the Portfolio consider "emerging markets" to consist of all countries determined by the Sub-adviser to have developing or emerging economies and markets. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand and most countries located in Western Europe. The Strategic Income Fund and the Portfolio will consider investment in the following emerging markets:

  Algeria         Hong Kong      Peru
  Argentina       Hungary        Philippines
  Bolivia         India          Poland
  Botswana        Indonesia      Portugal
  Brazil          Israel         Republic of
  Bulgaria        Ivory Coast    Slovakia
  Chile           Jamaica        Russia
  China           Jordan         Singapore
  Colombia        Kazakhstan     Slovenia
  Costa Rica      Kenya          South Africa
  Cyprus          Lebanon        South Korea
  Czech           Malaysia       Sri Lanka
   Republic       Mauritius      Swaziland
  Dominican       Mexico         Taiwan
   Republic       Morocco        Thailand
  Ecuador         Nicaragua      Turkey
  Egypt           Nigeria        Ukraine
  El Salvador     Oman           Uruguay
  Finland         Pakistan       Venezuela
  Ghana           Panama         Zambia
  Greece          Paraguay       Zimbabwe

The Strategic Income Fund and the Portfolio will not be invested in all such markets at all times. Moreover, investing in some of those markets currently may not be desirable or feasible, due to the lack of adequate custody arrangements, overly burdensome repatriation requirements and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or for other reasons.

As used in this Prospectus and the Statement of Additional Information, an issuer in an emerging market is an entity: (i) for which the principal securities trading market is an emerging market, as defined above; (ii) that (alone or on a consolidated basis) derives 50% or more of its total revenue from either goods produced, sales made or services performed in emerging markets; or
(iii) organized under the laws of, or with a principal office in, an emerging market.

BRADY BONDS. The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the countries of Albania, Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Ecuador, Ivory Coast, Jordan, Mexico, Nigeria, Panama, Peru, Philippines, Poland, Uruguay, Venezuela and Vietnam and are expected to be issued by other emerging market countries. As of the date of this Prospectus, the Government Income Fund, the Strategic Income Fund and the Portfolio are not aware of the occurrence of any payment defaults on Brady Bonds. Investors should recognize, however, that Brady Bonds do not have a long payment history. In addition, Brady Bonds are often rated below investment grade.

The Government Income Fund, Strategic Income Fund and the Portfolio may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time of issuance and is adjusted at regular intervals thereafter.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The Government Income Fund and the Strategic Income Fund may invest in mortgage-backed and asset-backed securities of U.S. and foreign issuers, including privately issued mortgage-backed and asset-backed securities. Mortgage-

                               Prospectus Page 16

                            AIM GLOBAL INCOME FUNDS
backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. Investors typically receive payments out of the interest on and principal of the underlying secured by real property. Investors typically receive payments out of the interest on and principal of the underlying mortgages. Asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are other financial assets or financial receivables, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property, and receivables from credit cards. Any mortgage-backed and asset-backed securities purchased by the Government Income Fund and the Strategic Income Fund will be subject to the same rating requirements that apply to its other investments. In addition, privately issued mortgage-backed and asset-backed securities purchased by Government Income Fund will be subject to the limitation of that Fund which allows no more than 35% of its total assets to be invested in securities of non-governmental issuers.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund and the Portfolio may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign entity and one or more financial institutions ("Lenders"). The majority of the Fund's and the Portfolio's investments in Loans in emerging markets is expected to be in the form of participations in Loans ("Participations") and assignments of portions of Loans from third parties ("Assignments"). Participations typically will result in the Fund and/or the Portfolio having a contractual relationship only with the Lender, not with the borrower government. The Fund and/or the Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund and/or the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan ("Loan Agreement"), nor any rights of set-off against the borrower, and the Fund and/or the Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund and/or the Portfolio will assume the credit risk of both the borrower and the Lender that is selling the Participation.

In the event of the insolvency of the Lender selling a Participation, the Fund and/or the Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund and/or the Portfolio will acquire Participations only if the Lender interpositioned between the Fund and/or the Portfolio and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund and/ or the Portfolio purchases Assignments from Lenders, the Fund and/or the Portfolio will acquire direct rights against the borrower on the Loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the Fund and/or the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES. The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase debt securities on a "when-issued" basis and may purchase or sell such securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Funds and the Portfolio will purchase or sell when-issued securities and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If a Fund or the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund or the Portfolio enters into a transaction on a when-issued or forward commitment basis, the Fund or the Portfolio will segregate cash or liquid securities equal to the value of the when-issued or forward commitment securities with its custodian and will mark to market daily such assets. There is a risk that the securities may not be delivered and that a Fund or the Portfolio may incur a loss. The Government Income Fund may invest up to 5% of its total assets in a combination of securities purchased on a when-issued basis or with respect to which it has entered into forward commitment agreements.

The Strategic Income Fund and the Portfolio may also sell securities on a "when, as and if issued" basis for hedging purposes. Under such a transaction, the Fund or the Portfolio is required to

                               Prospectus Page 17

                            AIM GLOBAL INCOME FUNDS
deliver at a future date a security it does not presently hold, but which it has a right to receive if the security is issued. Issuance of the security may not occur, in which case the Fund or Portfolio would have no obligation to the other party, and would not receive payment for the sale. Selling securities on a "when, as and if issued" basis may reduce risk of loss to the extent that such a sale wholly or partially offsets unfavorable price movements on the investments being hedged. However, such sales also limit the amount the Fund or Portfolio can receive if the "when, as and if issued" security is in fact issued.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND ROLL TRANSACTIONS. The Government Income Fund may borrow from banks or may borrow through reverse repurchase agreements and "roll" transactions in connection with meeting requests for the redemption of Fund shares. The Government Income Fund also may borrow up to 5% of its total assets for temporary or emergency purposes other than to meet redemptions. However, the Government Income Fund will not borrow for investment purposes, nor will the Fund purchase securities while borrowings are outstanding.

Both the Strategic Income Fund and the Portfolio are authorized to borrow money from banks in an amount up to 33 1/3% of its total assets (including the amount borrowed), less all liabilities and indebtedness other than the borrowings and may use the proceeds of such borrowings for investment purposes. The Strategic Income Fund and the Portfolio will borrow for investment purposes only when the Sub-adviser believes that such borrowings will benefit the Fund or the Portfolio, respectively, after taking into account considerations such as the costs of the borrowing and the likely investment returns on the securities purchased with the borrowed monies.

Borrowing for investment purposes is known as leveraging, which is a speculative practice. Such borrowing by the Strategic Income Fund and the Portfolio creates the opportunity for increased net income and appreciation but, at the same time, involves special risk considerations. For example, leveraging might exaggerate changes in the net asset value of Fund shares and in the yield realized by the Fund or the Portfolio. Although the principal amount of such borrowings will be fixed, the Fund's and the Portfolio's assets may change in value during the time the borrowing is outstanding. By leveraging the Fund or the Portfolio, changes in net asset values, higher or lower, may be greater in degree than if leverage was not employed. To the extent the income derived from the assets obtained with borrowed funds exceeds the interest and other expenses that the Fund or the Portfolio will have to pay, the Fund's or the Portfolio's net income will be greater than if borrowing was not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of borrowing, the net income of the Fund or the Portfolio will be less than if borrowing were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The Strategic Income Fund and the Portfolio each expects that some of its borrowings may be made on a secured basis.

In addition to the foregoing borrowings, the Strategic Income Fund and the Portfolio each may borrow money for temporary or emergency purposes or payments in an amount not exceeding 5% of the value of its total assets (not including the amount borrowed) provided that the total amount borrowed by the Strategic Income Fund or the Portfolio for any purpose does not exceed 33 1/3% of its total assets.

The Funds and the Portfolio may also enter into reverse repurchase agreements with a bank or recognized securities dealer, although the Strategic Income Fund currently has no intention of doing so with respect to more than 5% of its total assets. Under a reverse repurchase agreement, the Funds or the Portfolio would sell securities and agree to repurchase them at a particular price at a future date. At the time a Fund or the Portfolio enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing cash or liquid securities having a value not less than the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund or the Portfolio may decline below the price of the securities a Fund or the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a Fund's or the Portfolio's obligation to repurchase the securities, and a Fund's or the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

The Funds and the Portfolio also may enter into "dollar rolls," in which a Fund or the Portfolio sells fixed income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund or the Portfolio would forego principal and interest paid on such

                               Prospectus Page 18

                            AIM GLOBAL INCOME FUNDS
securities. A Fund or the Portfolio would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. See "Investment Objectives and Policies" in the Statement of Additional Information.

Reverse repurchase agreements and dollar rolls will be treated as borrowings and will be deducted from a Fund's or the Portfolio's assets for purposes of calculating compliance with the Fund's or the Portfolio's borrowing limitation. See "Investment Limitations" in the Statement of Additional Information.

SECURITIES LENDING. The Government Income Fund, the Strategic Income Fund and the Portfolio may lend their respective portfolio securities to broker/dealers or to other institutional investors. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, enhances a Fund's total return. At all times a loan is outstanding, each Fund and the Portfolio requires the borrower to maintain with the Fund's or the Portfolio's custodian, collateral consisting of cash, U.S. government securities, or certain irrevocable letters of credit equal to at least the value of the borrowed securities, plus any accrued interest or such other collateral as permitted by a Fund's investment program and regulatory agencies, and as approved by the Board. Each Fund and the Portfolio limits its loans of portfolio securities to an aggregate of 30% of the value of its total assets, measured at the time any such loan is made. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in recovery of the loaned securities and possible loss of rights in the collateral should the borrower fail financially.

ZERO COUPON SECURITIES. The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. They also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and in payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's or Portfolio's income. Accordingly, for a Fund to continue to qualify for tax treatment as a regulated investment company and to avoid a certain excise tax (see "Taxes" in the Statement of Additional Information), it may be required to distribute an amount that is greater than the total amount of cash it actually receives (or, in the case of the High Income Fund, its share of the total amount of cash the Portfolio actually receives). These distributions must be made from the Fund's (or, in the case of the High Income Fund, its, or its share of, the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund or the Portfolio will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

SYNTHETIC SECURITY POSITIONS. The Government Income Fund, the Strategic Income Fund and the Portfolio may utilize combinations of futures on bonds and forward currency contracts to create investment positions that have substantially the same characteristics as bonds of the same type as those on which the futures contracts are written. Investment positions of this type are generally referred to as "synthetic securities."

For example, in order to establish a synthetic security position for a Fund or the Portfolio that is comparable to owning a Japanese government bond, the Sub-adviser might purchase futures contracts on Japanese government bonds in the desired principal amount and purchase forward currency contracts for Japanese Yen in an amount equal to the then current purchase price for such bonds in the Japanese cash market, with each contract having approximately the same delivery date.

The Sub-adviser might roll over the futures and forward currency contract positions before taking delivery in order to continue the Fund's or the Portfolio's investment position, or the Sub-adviser might close out those positions, thus effectively selling the synthetic security. Further, the amount of each contract might be adjusted in response to market conditions and the forward currency contract might be changed in amount or eliminated in order to hedge against currency fluctuations.

The Sub-adviser would create synthetic security positions for a Fund or the Portfolio when it believes that it can obtain a better yield or achieve cost savings in comparison to purchasing actual bonds

                               Prospectus Page 19

                            AIM GLOBAL INCOME FUNDS
or when comparable bonds are not readily available in the market. Synthetic security positions are subject to the risk that changes in the value of purchased futures contracts may differ from changes in the value of the bonds that might otherwise have been purchased in the cash market. Also, while the Sub-adviser believes that the cost of creating synthetic security positions generally will be materially lower than the cost of acquiring comparable bonds in the cash market, a Fund or the Portfolio will incur transaction costs in connection with each purchase of a futures or forward currency contract. The use of futures contracts and forward currency contracts to create synthetic security positions also is subject to substantially the same risks as those that exist when these instruments are used in connection with hedging strategies. See "Options, Futures and Forward Currency Transactions" below and "Options, Futures and Currency Strategies" in the Statement of Additional Information.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. The Government Income Fund, the Strategic Income Fund and the Portfolio may use forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with the Funds' or Portfolio's investment. The Strategic Income Fund and the Portfolio also may enter into interest rate, currency and index swaps and purchase or sell related caps, floors and collars and other similar instruments. See "Swaps, Caps, Floors and Collars" below. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into such instruments up to the full value of their portfolio assets. See "Risk Factors -- Options, Futures and Forward Currency Transactions" herein and "Options, Futures and Currency Strategies" in the Statement of Additional Information.

To attempt to hedge against adverse movements in exchange rates between currencies, the Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the respective Fund's or the Portfolio's portfolio positions. Each Fund and the Portfolio also may purchase and sell put and call options on currencies, futures contracts on currencies and options on such futures contracts to hedge against movements in exchange rates.

In addition, each Fund and the Portfolio may purchase and sell put and call options on securities to hedge against the risk of fluctuations in the prices of securities held by the Fund or the Portfolio or that the Sub-adviser intends to include in the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may purchase and sell put and call options on indices to hedge against overall fluctuations in the securities markets generally or in a specific market sector.

Further, the Funds and the Portfolio may sell index futures contracts and may purchase put options or write call options on such futures contracts to protect against a general market or market sector decline that could adversely affect the Fund's or the Portfolio's portfolio. The Funds and the Portfolio also may purchase index futures contracts and purchase call options or write put options on such contracts to hedge against a general market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. A Fund or the Portfolio may use interest rate futures contracts and options thereon to hedge its portfolio against changes in the general level of interest rates.

SWAPS, CAPS, FLOORS AND COLLARS. The Strategic Income Fund and the Portfolio may enter into interest rate, currency and index swaps, and purchase or sell related caps, floors and collars and other derivative instruments. The Fund and the Portfolio expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a technique for managing the portfolio's duration (I.E., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund or the Portfolio anticipates purchasing at a later date. The Fund and the Portfolio intend to use these transactions as hedges, and neither will sell interest rate caps or floors if it does not own securities or other instruments providing an income stream roughly equivalent to what the Fund or the Portfolio may be obligated to pay.

Interest rate swaps involve the exchange by the Fund or the Portfolio with another party of their respective commitments to pay or receive interest (for

                               Prospectus Page 20

                            AIM GLOBAL INCOME FUNDS
example, an exchange of floating rate payments for fixed rate payments) with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the values of the reference indices.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

INDEXED COMMERCIAL PAPER. The Strategic Income Fund and the Portfolio may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Strategic Income Fund and the Portfolio will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund and the Portfolio to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund and the Portfolio will not purchase such commercial paper for speculation.

OTHER INDEXED SECURITIES. The Government Income Fund, Strategic Income Fund and the Portfolio may invest in certain other indexed securities, which are securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. New forms of indexed securities continue to be developed. Each Fund and Portfolio may invest in such securities to the extent consistent with its investment objectives.

OTHER INFORMATION. Each Fund's investment objectives may not be changed without the approval of a majority of the respective Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares. In addition, each Fund has adopted certain investment limitations which also may not be changed without shareholder approval. A complete description of these limitations is included in the Statement of Additional Information. Each Fund's other investment policies described herein and in the Statement of Additional Information may be changed by the Company's Board of Directors without shareholder approval.

The approval of the High Income Fund and of other investors in the Portfolio, if any, is not required to change the investment objectives, policies or limitations of the Portfolio, unless otherwise specified. Written notice shall be provided to shareholders of the High Income Fund thirty days prior to any changes in the Portfolio's investment objectives.

The Funds are authorized to make short sales of securities, although they have no current intention of doing so. See "Investment Objectives and Policies -- Short Sales" in the Statement of Additional Information.

If a percentage restriction on investment or utilization of assets in an investment policy or restriction is adhered to at the time an investment is made, a later change in percentage ownership of a security or kind of securities resulting from changing market values or a similar type of event will not be considered a violation of a Fund's or the Portfolio's investment policies or restrictions.

                               Prospectus Page 21

                            AIM GLOBAL INCOME FUNDS

                                  RISK FACTORS

--------------------------------------------------------------------------------

GENERAL. There is no assurance that any Fund or the Portfolio will achieve its investment objectives. The Funds' net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and its net currency exposure. The value of fixed income securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio generally fluctuates inversely with interest rate movements. Longer term bonds held by the Government Income Fund, the Strategic Income Fund or the Portfolio are subject to greater interest rate risk.

NON-DIVERSIFIED CLASSIFICATION. Each Fund and the Portfolio is classified under the Investment Company Act of 1940 (the "1940 Act") as a "non-diversified" fund. As a result, the Government Income Fund, the Strategic Income Fund and the Portfolio each will be able to invest in a fewer number of issuers than if it were classified under the 1940 Act as a "diversified" fund. To the extent that a Fund or the Portfolio invests in a smaller number of issuers, the value of each Fund's shares may fluctuate more widely and the Funds and the Portfolio may be subject to greater investment and credit risk with respect to their portfolios.

FOREIGN INVESTING. Investing in foreign securities entails certain risks. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. In addition, certain costs attributable to foreign investing, such as custody charges, are higher than those attributable to domestic investing. Securities of some foreign companies are less liquid and their prices may be more volatile than securities of comparable domestic companies. The Government Income and Strategic Income Funds' and the Portfolio's interest and dividends from foreign issuers may be subject to non-U.S. withholding taxes, thereby reducing their net investment income.

With respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Government Income Fund, the Strategic Income Fund and the Portfolio, political or social instability, or diplomatic developments which could affect the investments of the Government Income Fund, the Strategic Income Fund and the Portfolio in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

CURRENCY RISK. Since the Government Income Fund, the Strategic Income Fund and the Portfolio normally invest substantially in securities denominated in currencies other than the U.S. dollar, and because they may hold foreign currencies, they will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Funds' shares, and also may affect the value of dividends and interest earned by the Funds and gains and losses realized by the Funds. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

In addition, many of the currencies in emerging market countries have experienced steady devaluations relative to the U.S. dollar and major

                               Prospectus Page 22

                            AIM GLOBAL INCOME FUNDS
devaluations have historically occurred in certain countries.

INVESTING IN EMERGING MARKETS. Because of the special risks associated with investing in emerging markets, an investment in the Strategic Income Fund and the Portfolio should be considered speculative. Investors are strongly advised to consider carefully the special risks involved in emerging markets, which are in addition to the usual risks of investing in developed foreign markets around the world.

Investing in emerging markets involves risks relating to potential political and economic instability within such markets and the risks of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging market, the Strategic Income Fund or the Portfolio could lose its entire investment in that market.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries in which they trade.

The securities markets of emerging countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure and regulatory standards in many respects are less stringent than in the United States and other major markets. There also may be a lower level of monitoring and regulation of emerging securities markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States, particularly with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Strategic Income Fund or the Portfolio to make intended securities purchases due to settlement problems could cause the Strategic Income Fund or the Portfolio to forego attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Strategic Income Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Strategic Income Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Strategic Income Fund's or the Portfolio's portfolio securities in such markets may not be readily available.
Section 22(e) of the 1940 Act permits a registered investment company to suspend redemption of its shares for any period during which an emergency exists, as determined by the SEC. Accordingly, when the Strategic Income Fund or the Portfolio believes that appropriate circumstances warrant, it will promptly apply to the SEC for a determination that an emergency exists within the meaning of Section 22(e) of the 1940 Act. During the period commencing from the Strategic Income Fund's or the Portfolio's identification of such conditions until the date of SEC action, the portfolio securities of the Strategic Income Fund or the Portfolio in the affected markets will be valued at fair value as determined in good faith by or under the direction of the Company's or the Portfolio's Board of Trustees.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease

                               Prospectus Page 23

                            AIM GLOBAL INCOME FUNDS
during a period of rising interest rates. Mortgage-backed and asset-backed securities may also decrease in value as a result of increasing market interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of the Government Income Fund or the Strategic Income Fund. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Fund purchased the security. The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities.

Foreign mortgage-backed securities markets are substantially smaller than U.S. markets, but have been established in several countries, including Germany, Denmark, Sweden, Canada and Australia, and may be developed elsewhere. Foreign mortgage-backed securities generally are structured similar to domestic mortgage-backed securities, and they normally present substantially similar investment risks as well as the other risks normally associated with foreign securities.

LOAN PARTICIPATIONS AND ASSIGNMENTS. The Strategic Income Fund and the Portfolio may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and, the Fund and the Portfolio anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the Fund's and the Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's and/or the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund and/or the Portfolio to assign a value to those securities for purposes of valuing the Fund's or the Portfolio's portfolio and calculating its net asset value.

SOVEREIGN DEBT. The Strategic Income Fund and the Portfolio may invest in sovereign debt securities of emerging market governments, including Brady Bonds. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations and in turn a Fund's net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to timely service its debts.

The occurrence of political, social or diplomatic changes in one or more of the countries issuing sovereign debt could adversely affect the Fund's or the Portfolio's investments. Emerging markets are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their sovereign debt. Although the Sub-adviser intends to manage the Strategic Income Fund and the Portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not

                               Prospectus Page 24

                            AIM GLOBAL INCOME FUNDS
cause the Fund or the Portfolio to suffer a loss of interest or principal on any of its holdings.

In recent years, some of the emerging market countries in which the Strategic Income Fund and the Portfolio expect to invest have encountered difficulties in servicing their sovereign debt obligations. Some of these countries have withheld payments of interest and/or principal of sovereign debt. These difficulties have also led to agreements to restructure external debt obligations -- in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of emerging market sovereign debt securities may be requested to participate in similar rescheduling of such debt. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. Currently, Brazil, Mexico and Argentina are the largest debtors among developing countries. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such a moratorium is currently in effect in certain emerging market countries. There is no bankruptcy proceeding by which a creditor may collect in whole or in part sovereign debt on which an emerging market government has defaulted.

The ability of emerging market governments to make timely payments on their sovereign debt securities is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

Investors should also be aware that certain sovereign debt instruments in which the Strategic Income Fund and the Portfolio may invest involve great risk. As noted above, sovereign debt obligations issued by emerging market governments generally are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and S&P. Such securities are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involve major risk exposure to adverse conditions. Some of such securities, with respect to which the issuer currently may not be paying interest or may be in payment default, may be comparable to securities rated D by S&P or C by Moody's. The Strategic Income Fund and the Portfolio may have difficulty disposing of and valuing certain sovereign debt obligations because there may be a limited trading market for such securities. Because there is no liquid secondary market for many of these securities, the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors.

LOWER QUALITY DEBT SECURITIES. Under normal market conditions the Strategic Income Fund may invest up to 50% of its total assets in debt securities rated below investment grade, and up to 100% of the Portfolio's total assets will be so invested. Such investments involve a high degree of risk.

Debt rated Baa by Moody's is considered by Moody's to have speculative characteristics. Debt rated BB, B, CCC, CC or C by S&P and debt rated Ba, B, Caa, Ca or C by Moody's is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such lower quality debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated C by Moody's or S&P is the lowest quality debt that is not in default as to principal or interest and such issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing. Lower quality debt securities are also generally considered to be subject to greater risk than higher quality securities with regard to a deterioration of general economic conditions. These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." As noted above, the Strategic Income Fund and the Portfolio may invest in debt securities rated below C, which are in default as to principal and/or interest.

Ratings of debt securities represent the rating agency's opinion regarding their quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit quality in response to subsequent events, so that an issuer's

                               Prospectus Page 25

                            AIM GLOBAL INCOME FUNDS
current financial condition may be better or worse than a rating indicates. See "Appendix A" for a discussion of Moody's and S&P's ratings.

The market values of lower quality debt securities tend to reflect individual developments of the issuer to a greater extent than do higher quality securities, which react primarily to fluctuations in the general level of interest rates. In addition, lower quality debt securities tend to be more sensitive to economic conditions and generally have more volatile prices than higher quality securities. Issuers of lower quality securities are often highly leveraged and may not have available to them more traditional methods of financing. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower quality securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific developments affecting the issuer, such as the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower quality securities because such securities are generally unsecured and may be subordinated to the claims of other creditors of the issuer.

Lower quality debt securities of corporate issuers frequently have call or buy-back features which would permit an issuer to call or repurchase the security from the Strategic Income Fund or the Portfolio. If an issuer exercises these provisions in a declining interest rate market, the Strategic Income Fund or the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. In addition, the Strategic Income Fund and the Portfolio may have difficulty disposing of lower quality securities because there may be a thin trading market for such securities. There may be no established retail secondary market for many of these securities, and the Strategic Income Fund and the Portfolio anticipate that such securities could be sold only to a limited number of dealers or institutional investors. The lack of a liquid secondary market also may have an adverse impact on market prices of such instruments and may make it more difficult for the Strategic Income Fund and the Portfolio to obtain accurate market quotations for purposes of valuing the securities in the portfolios of the Strategic Income Fund and the Portfolio. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower quality securities, especially in a thinly traded market. The Strategic Income Fund and the Portfolio also may acquire lower quality debt securities during an initial underwriting or may acquire lower quality debt securities which are sold without registration under applicable securities laws. Such securities involve special considerations and risks.

Factors having an adverse effect on the market value of lower rated securities or their equivalents purchased by the Strategic Income Fund and the Portfolio will adversely impact net asset value of the Strategic Income Fund and the High Income Fund. See "Risk Factors" in the Statement of Additional Information. In addition to the foregoing, such factors may include: (i) potential adverse publicity; (ii) heightened sensitivity to general economic or political conditions; and (iii) the likely adverse impact of a major economic recession. The Strategic Income Fund and the Portfolio each also may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings, and the Fund and the Portfolio may have limited legal recourse in the event of a default. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

As of October 31, 1997, the Strategic Income Fund and the Portfolio had 89.27% and 86.59%, respectively, of their total net assets in debt securities that received a rating from Moody's and 4.00% and 10.29%, respectively, of their total net assets in debt securities that were not so rated. In addition, the Strategic Income Fund and the Portfolio had 6.73% and 3.12%, respectively, of their total net assets in cash and net receivables. The Strategic Income Fund had the following percentages of its total net assets invested in rated securities: Aaa -- 41.23%, Aa -- 12.68%, A -- 1.31%, Baa -- 3.75%, Ba -- 24.30%,
B -- 6.00%, Caa -- 0.00%, Ca --

                               Prospectus Page 26

                            AIM GLOBAL INCOME FUNDS
0.00%, C -- 0.00%. Included under the unrated category are securities held by the Strategic Income Fund which, while unrated, have been determined by the Sub-adviser to be of comparable quality to securities in the following rating categories: Ba -- 1.03%; and B -- 2.97%. The Portfolio had the following percentages of its total net assets invested in rated securities: Aaa -- 7.99%, Aa -- 0.00%, A -- 0.00%, Baa -- 13.11%, Ba -- 48.56%, B -- 16.93%, Caa -- 0.00%,
Ca -- 0.00%, C -- 0.00%. Included under the unrated category are securities held by the Portfolio's total net assets which have been determined by the Sub-adviser to be of comparable quality to securities in the following rating categories: Ba -- 3.22%; and B -- 7.07%. It should be noted that the allocation of the investments of the Strategic Income Fund and the Portfolio by rating on any given date will vary and should not be considered representative of the future portfolio composition of the Strategic Income Fund or the Portfolio.

OPTIONS, FUTURES AND FORWARD CURRENCY TRANSACTIONS. Although each Fund and the Portfolio is authorized to enter into options, futures and forward currency transactions, the Funds and the Portfolio might not enter into any such transactions. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than issuers in developed countries. Options, futures and foreign currency transactions involve certain risks, which include: (1) dependence on the Sub-adviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the appropriate market sector and movements in interest rates and currency markets; (2) imperfect correlation, or even no correlation, between movements in the price of options, forward contracts, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; (3) the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which a Fund or Portfolio invests; (4) lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; (5) the possible loss of principal under certain conditions; and (6) the possible inability of a Fund or Portfolio to purchase or sell a portfolio security at a time when it would otherwise be favorable for it to do so, or the possible need for a Fund or Portfolio to sell a security at a disadvantageous time, due to the need for the Fund or Portfolio to maintain "cover" or to set aside securities in connection with hedging transactions.

ILLIQUID SECURITIES. The Government Income Fund, the Strategic Income Fund and the Portfolio may invest up to 15% of their net assets, in securities for which no readily available market exists, so-called "illiquid securities." Illiquid securities may be more difficult to value than liquid securities and the sale of illiquid securities generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than the sale of liquid securities. Moreover, illiquid securities often sell at a price lower than similar securities that are liquid.

                               Prospectus Page 27

                            AIM GLOBAL INCOME FUNDS

                                 HOW TO INVEST

--------------------------------------------------------------------------------

GENERAL. Shares of a Fund may be purchased through Financial Institutions, some of which may charge the investor a transaction fee. That fee will be in addition to the sales charge payable by the investor, with respect to Class A shares. Some of these Financial Institutions (or their designees) may be authorized to accept purchase orders on behalf of the Fund. All purchase orders will be executed at the public offering price next determined after the purchase order is received, which includes any applicable sales charge for Class A shares. Orders received by the Transfer Agent before the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) on any Business Day will be executed at the public offering price for the applicable class of shares determined that day. Orders received by authorized institutions (or their designees) before the close of regular trading on the NYSE on a Business Day will be deemed to have been received by a Fund on such day and will be effected that day, provided that such orders are transmitted to the Transfer Agent prior to the time set for receipt of such orders. A "Business Day" is any day Monday through Friday on which the NYSE is open for business. Financial Institutions are responsible for forwarding the investor's order to the Transfer Agent so that it will be received prior to the required time.

The minimum initial investment is $500 ($100 for IRAs and $25 for custodial accounts under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and other tax-qualified employer-sponsored retirement accounts, if made under a systematic investment plan providing for monthly or quarterly payments of at least that amount). The minimum for additional purchases is $100 ($25 for IRAs, Code Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts, as mentioned above). THE FUNDS AND AIM DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER. In particular, the Funds and AIM Distributors may reject purchase orders or exchanges by investors who appear to follow, in the Sub-adviser's judgment, a market-timing strategy or otherwise engage in excessive trading. See "How to Make Exchanges -- Limitations on Purchase Orders and Exchanges."

WHEN PLACING PURCHASE ORDERS, INVESTORS SHOULD SPECIFY WHETHER THE ORDER IS FOR CLASS A OR CLASS B SHARES OF A FUND. ALL PURCHASE ORDERS THAT FAIL TO SPECIFY A CLASS WILL AUTOMATICALLY BE INVESTED IN CLASS A SHARES. AIM DISTRIBUTORS WILL REJECT ANY ORDER FOR PURCHASE OF MORE THAN $250,000 FOR CLASS B SHARES.

PURCHASES THROUGH THE TRANSFER AGENT. After an initial investment is made and a shareholder account is established through a Financial Institution, at the investor's option, subsequent purchases may be made directly through the Transfer Agent. See "Shareholder Account Manual." Investors may also make an initial investment in a Fund and establish a shareholder account directly through the Transfer Agent by completing and signing an Account Application accompanying this Prospectus. Investors should mail to the Transfer Agent the completed Application together with a check to cover the purchase in accordance with the instructions provided in the Shareholder Account Manual. Purchases will be executed at the public offering price next determined after the Transfer Agent has received the Account Application and check. Subsequent investments do not need to be accompanied by an application.

Investors also may purchase shares of the Funds by bank wire. Bank wire purchases will be effected at the next determined public offering price after the bank wire is received. A wire investment is considered received when the Transfer Agent is notified that the bank wire has been credited to the Funds. The investor is responsible for providing prior telephonic or facsimile notice to the Transfer Agent that a bank wire is being sent. An investor's bank may charge a service fee for wiring money to the Funds. The Transfer Agent currently does not charge a service fee for facilitating wire purchases, but reserves the right to do so in the future. Investors desiring to open an account by bank wire should call the Transfer Agent at the appropriate toll free number provided in the Shareholder Account Manual to obtain an account number and detailed instructions.

                               Prospectus Page 28

                            AIM GLOBAL INCOME FUNDS

CERTIFICATES. Physical certificates representing a Fund's shares will not be issued unless a written request is submitted to the Transfer Agent. Shares of a Fund are recorded on a register by the Transfer Agent, and shareholders who do not elect to receive certificates have the same rights of ownership as if certificates had been issued to them. Redemptions and exchanges by shareholders who hold certificates may take longer to effect than similar transactions involving non-certificated shares because the physical delivery and processing of properly executed certificates is required. ACCORDINGLY, THE FUNDS RECOMMEND THAT SHAREHOLDERS DO NOT REQUEST ISSUANCE OF CERTIFICATES.

DIFFERENCES BETWEEN THE CLASSES. The primary difference between the classes of each Fund's shares offered through this Prospectus lies in their sales charge structures and ongoing expenses, as summarized below. Class A and Class B shares of a Fund represent interests in the same Fund and have the same rights, except that each class bears the separate expenses of its 12b-1 distribution plan and normally has exclusive voting rights with respect to such plan, each class can experience other minor expense differences and, in addition to different sales charges, each class has a separate exchange privilege.

The decision as to which class of shares is more beneficial to an investor depends on the amount invested, the intended length of time the investment is held and the investor's personal situation. Large investments may qualify for a reduced Class A sales charge. Investors in Class B shares have 100% of the purchase invested immediately. Consult your financial adviser. Financial Institutions may receive different levels of compensation for selling a particular class of shares.

ADVISOR CLASS SHARES. Advisor Class shares are offered through a separate prospectus to (a) trustees or other fiduciaries purchasing shares for employee benefit plans that are sponsored by organizations that have at least 1,000 employees; (b) any account with assets of at least $10,000 if (i) a financial planner, trust company, bank trust department or registered investment adviser has investment discretion over the account and (ii) the account holder pays such person as compensation for its advice and other services an annual fee of at least .50% of the assets in the account; (c) any account with assets of at least $10,000 if (i) the account is established under a "wrap fee" program and (ii) the account holder pays the sponsor of the program an annual fee of at least
 .50% of the assets in the account; (d) accounts advised by INVESCO (NY), Inc. or one of the companies formerly affiliated with Liechtenstein Global Trust AG, provided such accounts were invested in Advisor Class shares of any of the AIM/GT Funds on June 1, 1998; and (e) any of the companies composing or affiliated with AMVESCAP PLC.

                           PURCHASING CLASS A SHARES

Each Fund's public offering price for Class A shares is the next determined net asset value per share (see "Calculation of Net Asset Value") plus a sales charge determined in accordance with the following schedule:

                                                          DEALER
                        INVESTOR'S SALES CHARGE         CONCESSION
                    --------------------------------  ---------------
                         AS A             AS A             AS A
                      PERCENTAGE       PERCENTAGE       PERCENTAGE
AMOUNT OF               OF THE           OF THE           OF THE
INVESTMENT              PUBLIC             NET            PUBLIC
IN SINGLE              OFFERING          AMOUNT          OFFERING
TRANSACTION              PRICE          INVESTED           PRICE
------------------  ---------------  ---------------  ---------------
Less than
  $50,000.........           4.75%            4.99%           4.00%
$50,000 but less
  than $100,000...           4.00             4.17            3.25
$100,000 but less
  than $250,000...           3.75             3.90            3.00
$250,000 but less
  than $500,000...           2.50             2.56            2.00
$500,000 but less
  than
  $1,000,000......           2.00             2.04            1.60

PURCHASES OF $1,000,000 OR MORE ARE AT NET ASSET VALUE, SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE OF 1% IF SHARES ARE REDEEMED PRIOR TO 18 MONTHS FROM THE DATE SUCH SHARES WERE PURCHASED. AIM Distributors may pay a dealer concession and/or advance a service fee on such transactions. Shares purchased prior to June 1, 1998 without a sales charge based on the aggregate purchase amount equal to at least $500,000 are subject to a contingent deferred sales charge for the first year after their purchase equal to 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption.

Reductions in the initial sales charges shown in the sales charge tables (quantity discounts) apply to purchases of Class A shares of the AIM Funds that are otherwise subject to an initial sales charge, provided that such purchases are made by a "purchaser" as hereinafter defined. To receive a reduction in the initial sales charge, at the time of

                               Prospectus Page 29

                            AIM GLOBAL INCOME FUNDS
purchase, investors must give their Financial Institution, the Transfer Agent or AIM Distributors sufficient information to permit confirmation of qualification. Purchases of Class B shares of the AIM Funds will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges for Class A shares.

The term "purchaser" means:

/ / an individual and his or her spouse and children, including any trust established exclusively for the benefit of any such person; or a pension, profit-sharing, or other benefit plan established exclusively for the benefit of any such person, such as an IRA, Roth IRA, a single-participant money- purchase/profit-sharing plan or an individual participant in a 403(b) Plan (unless such 403(b) plan qualifies as the purchaser as defined below);

/ / a 403(b) plan, the employer/sponsor of which is an organization described under Section 501(c)(3) of the Code, provided that:

  a. the employer/sponsor must submit contributions for all participating employees in a single contribution transmittal (i.e., the funds will not accept contributions submitted with respect to individual participants);

  b. each transmittal must be accompanied by a single check or wire transfer;
     and

  c. all new participants must be added to the 403(b) plan by submitting an application on behalf of each new participant with the contribution transmittal;

/ / a trustee or fiduciary purchasing for a single trust, estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the
    Code) and 457 plans, although more than one beneficiary or participant is involved;

/ / a Simplified Employee Pension ("SEP"), Salary Reduction and other Elective
    Simplified Employee Pension Account ("SARSEP"), a Savings Incentive Match Plan for Employees IRA ("SIMPLE IRA") where the employer has notified AIM Distributors in writing that all of its related employee SEP, SARSEP or SIMPLE IRA accounts should be linked;

/ / any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase at a discount of redeemable securities of a registered investment company; or

/ / the discretionary advised accounts of AIM or A I M Capital Management, Inc.
    ("AIM Capital").

SALES CHARGE WAIVERS -- CLASS A SHARES. The following persons may purchase Class A shares of the Funds through AIM Distributors without payment of an initial sales charge: (a) A I M Management Group Inc. ("AIM Management") and its affiliated companies; (b) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, of AIM Management or its affiliates or of certain mutual funds which are advised or managed by AIM; or any trust established exclusively for the benefit of such persons; (c) any employee benefit plan established for employees of AIM Management or its affiliates; (d) any current or retired officer, director, trustee or employee, or any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, or of CIGNA Corporation or of any of its affiliated companies, or of First Data Investor Services Group; (e) any investment company sponsored by CIGNA Investments, Inc. or any of its affiliated companies for the benefit of its directors' deferred compensation plans; (f) discretionary advised clients of AIM or AIM Capital; (g) registered representatives and employees of dealers who have entered into agreements with AIM Distributors (or financial institutions that have arrangements with such dealers with respect to the sale of shares of the AIM Funds) and any member of the immediate family (including spouse, children, parents and parents of spouse) of any such person, provided that purchases at net asset value are permitted by the policies of such person's employer; (h) certain broker-dealers, investment advisers or bank trust departments that provide asset allocation, similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with AIM Distributors with respect to their use of the AIM Funds in connection with such services; (i) employees of Triformis Inc.; (j) shareholders of any of the AIM/GT Funds as of April 30, 1987 who since that date continually have owned shares of one or more of the AIM/GT Funds; and
(k) certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Health Care Fund in October 1989, and who have

                               Prospectus Page 30

                            AIM GLOBAL INCOME FUNDS
continuously held shares in the AIM/GT Funds since that time, and (l) former or current Class A shareholders of The AIM Family of Funds, but only to the extent that their purchase order is entered with an instruction to have all or a portion of the proceeds from a concurrent redemption of Class A shares of The AIM Family of Funds (on which a sales charge was paid) invested in Class A shares of the AIM/GT Funds.

In addition, shares of any AIM/GT Fund may be purchased at net asset value, without payment of a sales charge, by pension, profit-sharing or other employee benefit plans created pursuant to a plan qualified under Section 401 of the Code or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. Such plans will qualify for purchases at net asset value provided that (1) the total amount invested in the plan is at least $1,000,000, (2) the sponsor signs a $1,000,000 Letter of Intent, (3) such shares are purchased by an employer-sponsored plan with at least 100 eligible employees, or (4) all of the plan's transactions are executed through a single financial institution or service organization who has entered into an agreement with AIM Distributors with respect to their use of the AIM/GT Funds in connection with such accounts. Section 403(b) plans sponsored by public educational institutions will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees. Participants in such plans will be eligible for reduced sales charges based solely on the aggregate value of their individual investments in the applicable AIM/GT Fund. AIM Distributors may pay investment dealers or other financial service firms for share purchases of the AIM/GT Funds sold at net asset value to an employee benefit plan in accordance with this paragraph as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, and plus 0.25% of amounts in excess of $20 million of such purchases.

FOR ANY FUND NAMED ON THE COVER PAGE OF THIS PROSPECTUS, AIM DISTRIBUTORS AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME (1) TO WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS; (2) TO REJECT ANY PURCHASE OR EXCHANGE ORDER OR TO CANCEL ANY PURCHASE DUE TO NONPAYMENT OF THE PURCHASE PRICE; (3) TO INCREASE, WAIVE OR LOWER THE MINIMUM INVESTMENT REQUIREMENTS; OR (4) TO MODIFY ANY OF THE TERMS OR CONDITIONS OF PURCHASE OF SHARES OF SUCH FUND. For any Fund named on the cover page, AIM Distributors and its agents will use their best efforts to provide notice of any such actions through correspondence with broker-dealers and existing shareholders, supplements to the AIM/GT Funds' prospectuses, or other appropriate means, and will provide sixty (60) days' notice in the case of termination or material modification to the exchange privilege discussed under the caption "How to Make Exchanges."

REINSTATEMENT PRIVILEGE. Shareholders who redeem their Class A shares in a Fund have a one-time privilege of reinstating their investment by investing the proceeds of the redemption at net asset value without a sales charge in Class A shares of the Fund and/or one or more of the other AIM/GT Funds. The Transfer Agent must receive from the investor or the investor's broker within 180 days after the date of the redemption both a written request for reinvestment and a check not exceeding the amount of the redemption proceeds. The reinstatement purchase will be effected at the net asset value per share next determined after such receipt. Gain on the redemption is taxable notwithstanding exercise of the reinvestment privilege (although loss thereon might not be deductible as a result of such exercise). See "Dividends, Other Distributions and Federal Income Taxation."

REDUCED SALES CHARGE PLANS. Class A shares may be purchased at reduced sales charges either through the Right of Accumulation or under a Letter of Intent. Investors should contact their Financial Institution or the Transfer Agent for more information.

RIGHT OF ACCUMULATION. Pursuant to the Right of Accumulation, investors are permitted to purchase shares of the Funds at the sales charge applicable to the total of (a) the dollar amount then being purchased plus (b) the dollar amount of the investor's concurrent purchases of the other AIM Funds (other than AIM Dollar Fund, AIM Cash Reserve Shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund) plus (c) the price of all shares of AIM Funds (other than shares of AIM Dollar Fund, AIM Cash Reserve Shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund) already held by the investor. To receive the Right of Accumulation, at the time of purchase investors must give their Financial Institution, the

                               Prospectus Page 31

                            AIM GLOBAL INCOME FUNDS
Transfer Agent or AIM Distributors sufficient information to permit confirmation of qualification. THE FOREGOING RIGHT OF ACCUMULATION APPLIES ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER AIM/ GT FUNDS (OTHER THAN AIM DOLLAR FUND).

LETTER OF INTENT. In executing a Letter of Intent ("LOI") an investor indicates an aggregate investment amount he or she intends to invest in the Class A shares of the Funds and the Class A shares of other AIM Funds (other than shares of AIM Dollar Fund, AIM Cash Reserve Shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund) in the following thirteen months. The LOI is included as part of the Account Application located at the end of this Prospectus. The sales charge applicable to that aggregate amount then becomes the applicable sales charge on all purchases made concurrently with the execution of the LOI and in the thirteen months following that execution. If an investor executes an LOI within 90 days of a prior purchase of AIM/GT Fund Class A shares (other than shares of AIM Dollar Fund), the prior purchase may be included under the LOI and an appropriate adjustment, if any, with respect to the sales charges paid by the investor in connection with the prior purchase will be made, based on the then-current net asset value(s) of the pertinent Fund(s). To receive a reduction in the initial sales charge, at the time of purchase, investors must give their Financial Institution, the Transfer Agent or AIM Distributors sufficient information to permit confirmation of qualification.

If at the end of the thirteen month period covered by the LOI the total amount of purchases does not equal the amount indicated, the investor will be required to pay the difference between the sales charges paid at the reduced rate and the sales charges applicable to the purchases actually made. Shares having a value equal to 5% of the amount specified in the LOI will be held in escrow during the thirteen month period (while remaining registered in the investor's name) and are subject to redemption to assure any necessary payment to AIM Distributors of a higher applicable sales charge.

For purposes of an LOI, any registered investment adviser, trust company or bank trust department which exercises investment discretion and which intends within thirteen months to invest $500,000 or more, can be treated as a single purchaser, provided further that such entity places all purchase and redemption orders. Such entities should be prepared to establish their qualification for such treatment. THE FOREGOING LOI WILL APPLY ONLY TO CLASS A SHARES OF THE FUNDS AND OTHER AIM/GT FUNDS (OTHER THAN AIM DOLLAR FUND).

CONTINGENT DEFERRED SALES CHARGE. A CONTINGENT DEFERRED SALES CHARGE OF 1% APPLIES TO PURCHASES OF CLASS A SHARES OF $1,000,000 OR MORE THAT ARE REDEEMED WITHIN 18 MONTHS OF THE DATE OF PURCHASE. This charge will be 1% of the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of any such charge, shares not subject to the contingent deferred sales charge are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 18 months of the date the shares were originally purchased. For purposes of computing this 18 MONTH PERIOD, shares of any AIM/GT Fund which were acquired through an exchange of shares which previously were subject to the 1% contingent deferred sales charge will be credited with the period of time such exchanged shares were held. The charge will be waived in the following circumstances: (l) redemptions of shares by employee benefit plans ("Plans") qualified under Sections 401 or 457 of the Code, or Plans created under Section 403(b) of the Code and sponsored by nonprofit organizations as defined under Section 501(c)(3) of the Code, where shares are being redeemed in connection with employee terminations or withdrawals, and (a) the total amount invested in a Plan is at least $1,000,000, (b) the sponsor of a Plan signs a letter of intent to invest at least $1,000,000 in one or more of the AIM Funds, or (c) the shares being redeemed were purchased by an employer-sponsored Plan with at least 100 eligible employees; provided, however, that Plans created under Section 403(b) of the Code which are sponsored by public educational institutions shall qualify under (a), (b) or (c) above on the basis of the value of each Plan participant's aggregate investment in the AIM Funds and not on the aggregate investment made by the Plan or on the number of eligible employees;
(2) redemptions of shares following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust; (3) redemptions of shares purchased at net asset value by private foundations or endowment funds where the initial amount invested was at least $1,000,000; (4) redemptions of shares purchased by an investor in amounts of $1,000,000 or more where such investor's dealer of

                               Prospectus Page 32

                            AIM GLOBAL INCOME FUNDS
record, due to the nature of the investor's account, notifies AIM Distributors prior to the time of investment that the dealer waives the payments otherwise payable to the dealer by AIM Distributors; and (5) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class A shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan. Shareholders who purchased $500,000 or more of Class A shares prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "Information Relating to Sales and Redemptions--Sales Charge Waivers for Shares Purchased Prior to June 1, 1998".

                           PURCHASING CLASS B SHARES

Each Fund's public offering price for Class B shares is the next determined net asset value per share. See "Calculation of Net Asset Value." No initial sales charge is imposed. A contingent deferred sales charge, however, is imposed on certain redemptions of Class B shares. Because Class B shares are sold without an initial sales charge, the Fund receives the full amount of the investor's purchase payment.

Class B shares may be redeemed on any business day at the net asset value per share next determined following receipt of the redemption order, less the applicable contingent deferred sales charge shown in the table below. No deferred sales charge will be imposed (i) on redemptions of Class B shares following six years from the date such shares were purchased, (ii) on Class B shares acquired through reinvestments of dividends and distributions attributable to Class B shares or (iii) on amounts that represent capital appreciation in the shareholder's account above the purchase price of the Class B shares.

                             CONTINGENT DEFERRED SALES
                               CHARGE AS % OF DOLLAR
YEARS SINCE PURCHASE MADE    AMOUNT SUBJECT TO CHARGE
---------------------------  -------------------------
First......................             5%
Second.....................             4%
Third......................             3%
Fourth.....................             3%
Fifth......................             2%
Sixth......................             1%
Seventh and Following......            None

In determining whether a contingent deferred sales charge is applicable, it will be assumed that a redemption is made first, of any shares held in the shareholder's account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than six years from the date such shares were purchased; and fourth, of shares held less than six years from the date such shares were purchased. The applicable sales charge will be applied against the lesser of the current market value of shares redeemed or their original cost.

For example, assume an investor purchased 100 shares at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired 15 additional shares through dividend reinvestment. During the second year after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption a net asset value of $11 per share, the value of the investor's shares would be $1,265 (115 shares at $11 per share). The contingent deferred sales charge would not be applied to the value of the reinvested dividend shares. Therefore, the 15 shares currently valued at $165 would be redeemed without a contingent deferred sales charge. The number of shares needed to fund the remaining $335 of the redemption would equal 30.455. Using the lower of cost or market price to determine the contingent deferred sales charge the original purchase price of $10 per share would be used. The contingent deferred sales charge calculation would therefore be 30.455 shares times $10 per share at a contingent deferred sales charge rate of 4% (the applicable rate in the second year after purchase) for a total contingent deferred sales charge of $12.18.

Class B shares that are acquired pursuant to the exchange privilege during a tender offer by AIM Floating Rate Fund ("Floating Rate Fund") will be subject, in lieu of the contingent deferred sales charge described above, to a contingent deferred sales charge equivalent to the early withdrawal charge on the common stock of the Floating Rate Fund. The purchase of Class B shares of the Fund will be deemed to have occurred at the time of the initial purchase of the Floating Rate Fund's common stock.

For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, realized on a redemption. The amount of any contingent deferred sales charge will be payable to AIM Distributors.

CONTINGENT DEFERRED SALES CHARGE WAIVERS. Contingent deferred sales charges on Class B shares will be waived on redemptions (1) following the death or post-purchase disability, as defined in Section 72(m)(7) of the Code, of a shareholder or a settlor of a living trust (provided AIM Distributors

                               Prospectus Page 33

                            AIM GLOBAL INCOME FUNDS
is notified of such death or post-purchase disability at the time of the redemption request and is provided with satisfactory evidence of such death or post-purchase disability), (2) in connection with certain distributions from individual retirement accounts, custodial accounts maintained pursuant to Code
Section 403(b), deferred compensation plans qualified under Code Section 457 and plans qualified under Code Section 401 (collectively, "Retirement Plans"), (3) pursuant to a Systematic Withdrawal Plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 12% of the value of the shareholder's investment in Class B shares at the time the shareholder elects to participate in the Systematic Withdrawal Plan, (4) effected pursuant to the right of a Fund to liquidate a shareholder's account if the aggregate net asset value of shares held in the account is less than the designated minimum account size described in this Prospectus and (5) effected by AIM of its investment in Class B shares.

Waiver category (1) above applies only to redemptions of Class B shares held at the time of death or initial determination of post-purchase disability. Waiver category (2) above applies only to redemptions resulting from:

(i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions which does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM/GT Fund;

(ii) in-kind transfers of assets where the participant or beneficiary notifies AIM Distributors of such transfer no later than the time such transfer occurs;

(iii) tax-free rollovers or transfers of assets to another Retirement Plan invested in Class B shares of one or more AIM Funds;

(iv) tax-free returns of excess contributions or returns of excess deferral amounts; and

(v) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

Shareholders who purchased Class B shares prior to June 1, 1998 are entitled to certain waivers of the contingent deferred sales charge on those shares as described in the Statement of Additional Information under "Information Relating to Sales and Redemptions -- Sales Charge Waivers for Shares Purchased Prior to June 1, 1998."

                             PROGRAMS APPLICABLE TO
                       CLASS A SHARES AND CLASS B SHARES

AUTOMATIC INVESTMENT PLAN. Investors may purchase either Class A or Class B shares of a Fund through the Automatic Investment Plan. Under this Plan, an amount specified by the shareholder of $100 or more (or $25 for IRAs, Code
Section 403(b)(7) custodial accounts and other tax-qualified employer-sponsored retirement accounts) on a monthly or quarterly basis will be sent to the Transfer Agent from the investor's bank for investment in the Fund. Participants in the Automatic Investment Plan should not elect to receive dividends or other distributions from a Fund in cash. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. To participate in the Automatic Investment Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their Financial Institution or AIM Distributors for more information.

DOLLAR COST AVERAGING PROGRAM. Investors may purchase either Class A or Class B shares of a Fund through the Dollar Cost Averaging Program whereby a shareholder invests the same dollar amount each month. Accordingly, the investor purchases more shares when a Fund's net asset value is relatively low and fewer shares when a Fund's net asset value is relatively high. This can result in a lower average cost-per-share than if the shareholder followed a less systematic approach. Dollar cost averaging does not assure a profit and does not protect against loss in declining markets. Because such a program involves continuous investment in securities regardless of fluctuating price levels of such securities, investors should consider their financial ability to continue purchases when prices are declining.

A participant in the Dollar Cost Averaging Program first designates the size of his or her monthly investment in a Fund ("Monthly Investment") after participation in the Program begins. The Monthly Investment must be at least $1,000. The investor then will make an initial investment of at least $10,000 in the AIM Dollar Fund. Thereafter, each month an amount equal to the specified Monthly Investment automatically will be redeemed from the AIM Dollar Fund and invested in Fund shares. A sales charge will be applied to each automatic monthly purchase of Class A Fund shares in an amount determined in accordance with the Right of Accumulation privilege described above. Investors

                               Prospectus Page 34

                            AIM GLOBAL INCOME FUNDS
should contact their Financial Institution or AIM Distributors for more information.

PORTFOLIO REBALANCING PROGRAM. The Portfolio Rebalancing Program ("Program") permits eligible shareholders to establish and maintain an allocation across a range of AIM/GT Funds. The Program automatically rebalances holdings of AIM/ GT Funds to the established allocation on a periodic basis. Under the Program, a shareholder may predesignate, on a percentage basis, how the total value of his or her holdings in a minimum of two, and a maximum of ten, AIM/GT Funds ("Personal Portfolio") is to be rebalanced on a monthly, quarterly, semiannual, or annual basis.

Rebalancing under the Program will be effected through the exchange of shares of one or more AIM/GT Funds in the shareholder's Personal Portfolio for shares of the same class(es) of one or more other AIM/GT Funds in the shareholder's Personal Portfolio. See "How to Make Exchanges." If shares of the AIM/GT Fund(s) in a shareholder's Personal Portfolio have appreciated during a rebalancing period, the Program will result in shares of AIM/GT Fund(s) that have appreciated most during the period being exchanged for shares of AIM/GT Fund(s) that have appreciated least. SUCH EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER'S REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." Participation in the Program does not assure that a shareholder will profit from purchases under the Program nor does it prevent or lessen losses in a declining market.

The Program will automatically rebalance the shareholder's Personal Portfolio on the 28th day of the last month of the period chosen (or the immediately preceding business day if the 28th is not a business day), subject to any limitations below. The Program will not execute an exchange if the variance in a shareholder's Personal Portfolio for a particular AIM/GT Fund would be 2% or less. In predesignating percentages, shareholders must use whole percentages and totals must equal 100%. Shareholders participating in the Program may not request issuance of physical certificates representing a Fund's shares. The AIM/GT Funds and AIM Distributors reserve the right to modify, suspend, or terminate the Program at any time on 60 days' prior written notice to shareholders. A request to participate in the Program must be received in good order at least five business days prior to the next rebalancing date. Once a shareholder establishes the Program for his or her Personal Portfolio, a shareholder cannot cancel or change which rebalancing frequency, which AIM/ GT Funds or what allocation percentages are assigned to the Program, unless canceled or changed in writing and received by the Transfer Agent in good order at least five business days prior to the rebalancing date. Shareholders participating in the Program may also participate in the Right of Accumulation, Letter of Intent and Dollar Cost Averaging programs. Certain Financial Institutions may charge a fee for establishing accounts relating to the Program. Investors should contact their Financial Institution or AIM Distributors for more information.

                               Prospectus Page 35

                            AIM GLOBAL INCOME FUNDS

                             HOW TO MAKE EXCHANGES

--------------------------------------------------------------------------------

Shares of a Fund may be exchanged for shares of the same class of any other AIM/GT Fund, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. Exchange requests received in good order by the Transfer Agent before the close of regular trading on the NYSE on any Business Day will be processed at the net asset value calculated on that day.

EXCHANGES ARE NOT TAX-FREE AND MAY RESULT IN A SHAREHOLDER REALIZING A GAIN OR LOSS, AS THE CASE MAY BE, FOR FEDERAL INCOME TAX PURPOSES. See "Dividends, Other Distributions and Federal Income Taxation." In addition to the Funds, the AIM/GT Funds include the following:

  - AIM AMERICA VALUE FUND
  - AIM DEVELOPING MARKETS FUND
  - AIM DOLLAR FUND
  - AIM EMERGING MARKETS FUND
  - AIM EUROPE GROWTH FUND
  - AIM GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
  - AIM GLOBAL FINANCIAL SERVICES FUND
  - AIM GLOBAL GROWTH & INCOME FUND
  - AIM GLOBAL HEALTH CARE FUND
  - AIM GLOBAL INFRASTRUCTURE FUND
  - AIM GLOBAL RESOURCES FUND
  - AIM GLOBAL TELECOMMUNICATIONS FUND
  - AIM INTERNATIONAL GROWTH FUND
  - AIM JAPAN GROWTH FUND
  - AIM LATIN AMERICAN GROWTH FUND
  - AIM MID CAP GROWTH FUND
  - AIM NEW DIMENSION FUND
  - AIM NEW PACIFIC GROWTH FUND
  - AIM SMALL CAP EQUITY FUND
  - AIM WORLDWIDE GROWTH FUND

An investor interested in making an exchange should contact his or her Financial Institution or the Transfer Agent to request the prospectus of the other mutual fund(s) being considered. Certain Financial Institutions may charge a fee for handling exchanges. The terms of the exchange offer may be modified at any time, on 60 days' prior written notice.

EXCHANGES BY TELEPHONE. A shareholder may give exchange instructions to the shareholder's Financial Institution or the Transfer Agent by telephone at the appropriate toll-free number provided in the Shareholder Account Manual. Exchange orders will be accepted by telephone provided that the exchange involves only uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. Shareholders automatically have telephone privileges to authorize exchanges. The Funds, AIM Distributors and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

EXCHANGES BY MAIL. Exchange orders should be sent by mail to the shareholder's Financial Institution or to the Transfer Agent at the address set forth in the Shareholder Account Manual.

EXCHANGES WITH THE AIM FAMILY OF FUNDS. Currently no exchanges are permitted between the Funds and funds of The AIM Family of Funds. However, it is anticipated that such exchanges will be offered prior to October 1, 1998. In addition, as of the date of this prospectus, Class A shares of a Fund may be redeemed and the proceeds invested without imposition of a front-end sales charge in Class A shares of funds of The AIM Family of Funds upon receipt of the redemption proceeds by the transfer agent of The AIM Family of Funds.

                               Prospectus Page 36

                            AIM GLOBAL INCOME FUNDS

The AIM Family of Funds includes the following funds:

  - AIM ADVISOR FLEX FUND
  - AIM ADVISOR INTERNATIONAL VALUE FUND
  - AIM ADVISOR LARGE CAP VALUE FUND
  - AIM ADVISOR MULTIFLEX FUND
  - AIM ADVISOR REAL ESTATE FUND
  - AIM ASIAN GROWTH FUND
  - AIM BALANCED FUND
  - AIM BLUE CHIP FUND
  - AIM CAPITAL DEVELOPMENT FUND
  - AIM CHARTER FUND
  - AIM CONSTELLATION FUND
  - AIM EUROPEAN DEVELOPMENT FUND
  - AIM GLOBAL AGGRESSIVE GROWTH FUND
  - AIM GLOBAL GROWTH FUND
  - AIM GLOBAL INCOME FUND
  - AIM GLOBAL UTILITIES FUND
  - AIM HIGH INCOME MUNICIPAL FUND
  - AIM HIGH YIELD FUND
  - AIM INCOME FUND
  - AIM INTERMEDIATE GOVERNMENT FUND
  - AIM INTERNATIONAL EQUITY FUND
  - AIM LIMITED MATURITY TREASURY FUND
  - AIM MONEY MARKET FUND
  - AIM MUNICIPAL BOND FUND
  - AIM SELECT GROWTH FUND
  - AIM TAX-EXEMPT BOND FUND OF CONNECTICUT
  - AIM TAX-EXEMPT CASH FUND
  - AIM TAX-FREE INTERMEDIATE FUND
  - AIM VALUE FUND
  - AIM WEINGARTEN FUND

An investor interested in making a net asset value purchase of The AIM Family of Funds should contact his or her Financial Institution or the Transfer Agent to request the prospectus of the other mutual fund(s) being considered. Certain Financial Institutions may charge a fee for handling net asset value purchases.

LIMITATIONS ON PURCHASE ORDERS AND EXCHANGES. The AIM/GT Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market-timing investment strategies and excessive trading can have on efficient portfolio management, each AIM/GT Fund and AIM Distributors reserve the right to refuse purchase orders and exchanges by any person or group, if, in the Sub-adviser's judgment, such person or group was following a market-timing strategy or was otherwise engaging in excessive trading.

In addition, each AIM/GT Fund and AIM Distributors reserve the right to refuse purchase orders and exchanges by any person or group if, in the Sub-adviser's judgment, the Fund would not be able to invest the money effectively in accordance with that Fund's investment objective and policies or would otherwise potentially be adversely affected. Although an AIM/GT Fund will attempt to give investors prior notice whenever it is reasonably able to do so, it may impose the above restrictions at any time.

Finally, as described above, each AIM/GT Fund and AIM Distributors reserve the right to reject any purchase order.

                               Prospectus Page 37

                            AIM GLOBAL INCOME FUNDS

                              HOW TO REDEEM SHARES

--------------------------------------------------------------------------------

Shares of each Fund may be redeemed at their net asset value (subject to any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) and redemption proceeds will be sent within seven days of the execution of a redemption request. If a redeeming shareholder owns more than one class of shares, the shareholder must specify the class of shares to be redeemed.

REDEMPTIONS THROUGH FINANCIAL INSTITUTIONS. Shareholders with accounts at Financial Institutions that sell shares of a Fund may submit redemption requests to such Financial Institutions. If the shares are held in the name of the Financial Institution the redemption must be made through the Financial Institution. Financial Institutions may honor a redemption request either by repurchasing shares from a redeeming shareholder at the net asset value next determined after the Financial Institution receives the request or by forwarding such requests to the Transfer Agent (see "How to Redeem Shares -- Redemptions Through the Transfer Agent"). Redemption proceeds normally will be paid by check or, if offered by the Financial Institution, credited to the shareholder's account at the Financial Institution at the election of the shareholder. Financial Institutions may impose a service charge for handling redemption transactions placed through them and may have other requirements concerning redemptions. Accordingly, shareholders should contact their Financial Institution for more details.

REDEMPTIONS THROUGH THE TRANSFER AGENT. Redemption requests may be transmitted to the Transfer Agent by telephone or by mail, in accordance with the instructions provided in the Shareholder Account Manual. Redemptions will be effected at the net asset value (less any applicable contingent deferred sales charge for Class B shares or, in limited circumstances, Class A shares) next determined after the Transfer Agent has received the request or after an Authorized Institution has received the request, provided that the request is transmitted to the Transfer Agent prior to the time set for receipt of such redemption requests. Redemptions will only be effected if the request is received in good order and accompanied by any required supporting documentation. Redemption requests will not require a signature guarantee if the redemption proceeds are to be sent either: (i) to the redeeming shareholder at the shareholder's address of record as maintained by the Transfer Agent, provided the shareholder's address of record has not been changed within the preceding fifteen days; or (ii) directly to a pre-designated bank, savings and loan or credit union account ("Pre-Designated Account"). ALL OTHER REDEMPTION REQUESTS MUST BE ACCOMPANIED BY A SIGNATURE GUARANTEE OF THE REDEEMING SHAREHOLDER'S SIGNATURE. A signature guarantee can be obtained from any bank, U.S. trust company, a member firm of a U.S. stock exchange or a foreign branch of any of the foregoing or other eligible guarantor institution. A notary public is not an acceptable guarantor. A shareholder with questions concerning a Fund's signature guarantee requirement should contact the Transfer Agent.

Shareholders may qualify to have redemption proceeds sent to a Pre-Designated Account by completing the appropriate section of the Account Application at the end of this Prospectus. Shareholders with Pre-Designated Accounts should request that redemption proceeds be sent either by bank wire or by check. The minimum redemption amount for a bank wire is $500. Shareholders requesting a bank wire should allow two business days from the time the redemption request is effected for the proceeds to be deposited in the shareholder's Pre-Designated Account. See "How to Redeem Shares -- Other Important Redemption Information." Shareholders may change their Pre-Designated Accounts only by a letter of instruction to the Transfer Agent containing all account signatures, each of which must be guaranteed. The Transfer Agent currently does not charge a bank wire service fee for each wire redemption sent, but reserves the right to do so in the future. The shareholder's bank may charge a bank wire service fee.

REDEMPTIONS BY TELEPHONE. Redemption requests may be made by telephone by calling the Transfer Agent at the appropriate toll-free number provided in the Shareholder Account Manual.

                               Prospectus Page 38

                            AIM GLOBAL INCOME FUNDS
Shareholders who hold certificates for shares may not redeem by telephone. REDEMPTION REQUESTS MAY NOT BE MADE BY TELEPHONE FOR FIFTEEN DAYS FOLLOWING ANY CHANGE OF THE SHAREHOLDER'S ADDRESS OF RECORD.

Shareholders automatically have telephone privileges to authorize redemptions. The Funds, AIM Distributors and the Transfer Agent will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and reasonably believed to be genuine. The Fund employs reasonable procedures to confirm that instructions communicated by telephone are genuine prior to acting upon instructions received by telephone, including requiring some form of personal identification, providing written confirmation of such transactions, and/or tape recording of telephone instructions.

REDEMPTIONS BY MAIL. Redemption requests should be mailed directly to the Transfer Agent at the appropriate address provided in the Shareholder Account Manual. As discussed above, requests for payment of redemption proceeds to a party other than the shareholder of record and/or requests that redemption proceeds be mailed to an address other than the shareholder's address of record require a signature guarantee. In addition, if the shareholder's address of record has been changed within the preceding fifteen days, a signature guarantee is required. Redemptions of shares for which certificates have been issued must be accompanied by properly endorsed share certificates.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares with a value of $10,000 or more may participate in the Systematic Withdrawal Plan. A participating shareholder will receive proceeds from monthly, quarterly or annual redemptions of Fund shares with respect to either Class A or Class B shares. No contingent deferred sales charge will be imposed on redemptions made under the Systematic Withdrawal Plan. The minimum withdrawal amount is $100. The amount or percentage a participating shareholder specifies to be redeemed may not, on an annualized basis, exceed 12% of the value of the account, as of the time the shareholder elects to participate in the Systematic Withdrawal Plan. To participate in the Systematic Withdrawal Plan, investors should complete the appropriate portion of the Supplemental Application provided at the end of this Prospectus. Investors should contact their Financial Institution or the Transfer Agent for more information. With respect to Class A shares, participation in the Systematic Withdrawal Plan concurrent with purchases of Class A shares of the Fund may be disadvantageous to investors because of the sales charges involved and possible tax implications, and therefore is discouraged. In addition, shareholders who participate in the Systematic Withdrawal Plan should not elect to reinvest dividends or other distributions in additional Fund shares. Systematic withdrawal plans offered by Financial Institutions may have different features. Accordingly, shareholders should contact their Financial Institution for more details.

CHECKWRITING -- GOVERNMENT INCOME FUND -- CLASS A SHARES. Class A shareholders of Government Income Fund may redeem their Government Income Fund shares by writing checks, a supply of which may be obtained through the Transfer Agent, against their Government Income Fund accounts. The minimum check amount is $300. When the check is presented to the Transfer Agent for payment, the Transfer Agent will cause the Government Income Fund to redeem a sufficient number of Class A shares to cover the amount of the check. This procedure enables the shareholder to continue receiving dividends on those shares until such time as the check is presented to the Transfer Agent for payment. Cancelled checks are not returned. However, such shareholders may obtain photocopies of their cancelled checks upon request. If a shareholder does not own sufficient Class A shares to cover a check, the check will be returned to the payee marked "nonsufficient funds." Checks written in amounts less than $300 also will be returned. The Government Income Fund and the Transfer Agent reserve the right to terminate or modify the checkwriting service at any time or to impose a service charge in connection with it.

Because the aggregate amount of Government Income Fund Class A shares owned by a shareholder is likely to change each day, shareholders should not attempt to redeem all of their Government Income Fund shares held in their accounts by using the check redemption procedure. Charges may be imposed for specially imprinted checks, business checks, copies of cancelled checks, stop payment orders, checks returned "nonsufficient funds" and checks returned because they are written for less than $300. These charges will be paid by redeeming automatically an appropriate number of Government Income Fund Class A shares.

Shareholders of Government Income Fund Class A shares who are interested in checkwriting should

                               Prospectus Page 39

                            AIM GLOBAL INCOME FUNDS
obtain the necessary forms by calling the Transfer Agent at the number provided in the Shareholder Account Manual. Checkwriting generally is not available to persons who hold Government Income Fund Class A shares in tax-deferred retirement plan accounts.

OTHER IMPORTANT REDEMPTION INFORMATION. A request for redemption will not be processed until all of the necessary documentation has been received in good order. A shareholder in doubt as to what documents are required should contact his Financial Institution or the Transfer Agent.

Except in extraordinary circumstances and as permitted under the 1940 Act, payment for shares redeemed by telephone, or by mail will be made promptly after receipt of a redemption request, if in good order, but not later than seven days after the date the request is executed. Requests for redemption which are subject to any special conditions or which specify a future or past effective date cannot be accepted.

If the Transfer Agent is requested to redeem shares for which a Fund has not yet received good payment, the Fund may delay payment of redemption proceeds until the Transfer Agent has assured itself that good payment has been collected for the purchase of the shares. In the case of purchases by check it can take up to 10 business days to confirm that the check has cleared and good payment has been received. Redemption proceeds will not be delayed when shares have been paid for by wire or when the investor's account holds a sufficient number of shares for which funds already have been collected.

A Fund may redeem the shares of any shareholder whose account is reduced to less than $500 in net asset value through redemptions or other action by the shareholder. Written notice will be given to the shareholder at least 60 days prior to the date fixed for such redemption, during which time the shareholder may increase his or her holdings to an aggregate amount of $500 or more (with a minimum purchase of $100).

                               Prospectus Page 40

                            AIM GLOBAL INCOME FUNDS

                           SHAREHOLDER ACCOUNT MANUAL

--------------------------------------------------------------------------------

Shareholders are encouraged to place purchase, exchange and redemption orders through their Financial Institutions. Shareholders also may place such orders directly in accordance with this Manual. See "How to Invest," "How to Make Exchanges," "How to Redeem Shares" and "Dividends, Other Distributions, and Federal Income Taxation" for more information.

Each Fund's Transfer Agent is GT GLOBAL INVESTOR SERVICES, INC.

INVESTMENTS BY MAIL
Send the completed Account Application (if initial purchase) or letter stating Fund name, class of shares, shareholder's registered name and account number (if subsequent purchase) with a check to:

    AIM/GT Funds
    P.O. Box 7345
    San Francisco, CA 94120-7345

INVESTMENTS BY BANK WIRE
An investor opening a new account should call 1-800-223-2138 to obtain an account number. WITHIN SEVEN DAYS OF PURCHASE A COMPLETED ACCOUNT APPLICATION CONTAINING THE INVESTOR'S CERTIFIED TAXPAYER IDENTIFICATION NUMBER MUST BE SENT TO THE ADDRESS PROVIDED ABOVE UNDER "INVESTMENTS BY MAIL." Wire instructions must state Fund name, class of shares, shareholder's registered name and account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    WELLS FARGO BANK N.A.
    ABA 121000248
    Attn: GT GLOBAL
         Account No. 4023-050701

EXCHANGES BY TELEPHONE
Call the Transfer Agent at 1-800-223-2138.

EXCHANGES BY MAIL
Send complete instructions, including name of Fund exchanging from, class of shares, amount of exchange, name of the AIM/GT Fund exchanging into, shareholder's registered name and account number, to:

    AIM/GT Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

REDEMPTIONS BY TELEPHONE
Call the Transfer Agent at 1-800-223-2138.

REDEMPTIONS BY MAIL
Send complete instructions, including name of Fund, class of shares, amount of redemption, shareholder's registered name and account number, to:

    AIM/GT Funds
    P.O. Box 7893
    San Francisco, CA 94120-7893

OVERNIGHT MAIL
Overnight mail services do not deliver to post office boxes. To send purchase, exchange or redemption orders by overnight mail, follow the above instructions but send to the following address:

    GT Global Investor Services, Inc.
    California Plaza
    2121 N. California Boulevard
    Suite 450
    Walnut Creek, CA 94596

ADDITIONAL QUESTIONS
Shareholders with additional questions regarding purchase, exchange and redemption procedures should call the Transfer Agent at 1-800-223-2138.

                               Prospectus Page 41

                            AIM GLOBAL INCOME FUNDS

                         CALCULATION OF NET ASSET VALUE

--------------------------------------------------------------------------------

Each Fund calculates its net asset value as of the close of normal trading on the NYSE (currently 4:00 p.m., Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing time) each Business Day. Each Fund's net asset value per share is computed by determining the value of its total assets (which, in the case of the High Income Fund, is the value of its proportionate share of the total assets of the Portfolio) subtracting all of its liabilities, and dividing the result by the total number of shares outstanding at such time. Net asset value is determined separately for each class of shares of each Fund.

Long-term debt obligations held by a Fund or the Portfolio are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation and market fluctuations, provided such valuations represent fair value. Equity securities are valued at the last sale price on the exchange or in the OTC market in which such securities are primarily traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. When market quotations for futures and options positions held by a Fund or the Portfolio are readily available, those positions are valued based upon such quotations.

Securities and other assets for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day.

Each Fund's or the Portfolio's portfolio securities, from time to time, may be listed primarily on foreign exchanges or OTC dealer markets that may trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders cannot purchase or redeem shares of that Fund.

The different service and distribution fees borne by each class of shares of each Fund will result in different net asset values. The net asset value of the Class B shares of a Fund generally will be lower than that of the Class A shares of that Fund because of the higher service and distribution fees borne by the Class B shares. The net asset value of the Advisor Class shares of a Fund generally will be higher than that of the Class A and Class B shares of that Fund because of the absence of any service and distribution fees applicable to the Advisor Class shares. It is expected, however, that the net asset value per share of the classes of a Fund will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution fee accrual differential between the classes.

                               Prospectus Page 42

                            AIM GLOBAL INCOME FUNDS

                         DIVIDENDS, OTHER DISTRIBUTIONS
                          AND FEDERAL INCOME TAXATION

--------------------------------------------------------------------------------

DIVIDENDS AND OTHER DISTRIBUTIONS. Each Fund declares and pays monthly dividends from its net investment income, if any, which includes accrued interest, earned discount (including both original issue and market discounts) and dividends less applicable expenses. Each Fund also annually distributes substantially all of its realized net capital gains and net gains from foreign currency transactions, if any. Each Fund may make an additional dividend or other distribution each year if necessary to avoid a 4% excise tax on certain undistributed income and gain.

Dividends and other distributions paid by each Fund with respect to all classes of its shares are calculated in the same manner and at the same time. The per share income dividends on Class B shares of a Fund will be lower than the per share income dividends on Class A shares of that Fund as a result of the higher service and distribution fees applicable to Class B shares; and the per share income dividends on both such classes of shares of a Fund will be lower than the per share income dividends on the Advisor Class shares of that Fund as a result of the absence of any service and distribution fees applicable to Advisor Class shares. SHAREHOLDERS MAY ELECT:

/ / to have all dividends and other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other AIM/GT Funds); or

/ / to receive dividends in cash and have other distributions automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other AIM/GT Funds); or

/ / to receive other distributions in cash and have dividends automatically reinvested in additional Fund shares of the distributing class (or in shares of the corresponding class of other AIM/ GT Funds); or

/ / to receive dividends and other distributions in cash.

Automatic reinvestments in additional shares are made at net asset value without imposition of a sales charge. IF NO ELECTION IS MADE BY A SHAREHOLDER, ALL DIVIDENDS AND OTHER DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FUND SHARES OF THE DISTRIBUTING CLASS. Reinvestments in another AIM/GT Fund may only be directed to an account with the identical shareholder registration and account number. These elections may be changed by a shareholder at any time; to be effective with respect to a distribution, the shareholder or the shareholder's broker must contact the Transfer Agent by mail or telephone at least 15 Business Days prior to the payment date. THE FEDERAL INCOME TAX CONSEQUENCES OF DIVIDENDS AND OTHER DISTRIBUTIONS ARE THE SAME WHETHER THEY ARE RECEIVED IN CASH OR REINVESTED IN ADDITIONAL SHARES.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount thereof. Therefore, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent the distribution is paid on the shares so purchased), even though subject to income tax, as discussed below.

TAXES. Each Fund intends to continue to qualify for treatment as a regulated investment company under the Code. In each taxable year that a Fund so qualifies, the Fund (but not its shareholders) will be relieved of federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions and net short-term capital gain) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. In the case of the High Income Fund, its investment company taxable income and net capital gain consists of its proportionate share of the Portfolio's net investment income, net gains from certain foreign currency transactions and net short-term capital gain and net capital gain. The Portfolio expects that it also will not be liable for any federal income tax.

Dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) are taxable to its shareholders as ordinary income to the extent of the Fund's

                               Prospectus Page 43

                            AIM GLOBAL INCOME FUNDS
earnings and profits. Distributions of a Fund's net capital gain, when designated as such, are taxable to its shareholders as long-term capital gains regardless of how long they have held their Fund shares and whether paid in cash or reinvested in additional shares.

Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to a noncorporate taxpayer's net capital gain depending on the taxpayer's holding period and marginal rate of federal income tax -- generally, 28% for gain recognized on securities held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on securities held for more than 18 months. Each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain), in which event its shareholders must treat those portions accordingly.

Each Fund provides federal tax information to its shareholders annually, including information about dividends and capital gain distributions paid during the preceding year and, under certain circumstances, the shareholders' respective shares of any foreign taxes paid (directly or indirectly) by the Fund, in which event each shareholder would be required to include in his or her gross income his or her pro rata share of those taxes but might be entitled to claim a credit or deduction for them. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to noncorporate taxpayers' net capital gain indicated above.

Each Fund must withhold 31% from dividends, capital gain distributions and redemption proceeds payable to any individuals and certain other noncorporate shareholders who have not furnished to the Fund a correct taxpayer identification number or a properly completed claim for exemption on Form W-8 or W-9. Withholding at that rate also is required from dividends and capital gain distributions payable to such shareholders who otherwise are subject to backup withholding. Fund accounts opened via a bank wire purchase (see "How to Invest -- Purchases Through the Transfer Agent") are considered to have uncertified taxpayer identification numbers unless a completed Form W-8 or W-9 or Account Application is received by the Transfer Agent within seven days after the purchase. A shareholder should contact the Transfer Agent if the shareholder is uncertain whether a proper taxpayer identification number is on file with a Fund.

A redemption of Fund shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of another mutual fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares of a Fund through a redemption or exchange within 90 days after purchase and (2) subsequently acquires Class A shares of that Fund or any other mutual fund on which an initial sales charge normally is imposed without paying that sales charge due to the reinstatement privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if shares of a Fund are purchased within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a part of the loss will not be deductible and instead will increase the basis of the newly purchased shares.

The foregoing is only a summary of some of the important federal tax considerations generally affecting each Fund and its shareholders. See "Taxes" in the Statement of Additional Information for a further discussion. There may be other federal, state, local or foreign tax considerations applicable to a particular investor. Prospective investors are therefore urged to consult their tax advisers.

                               Prospectus Page 44

                            AIM GLOBAL INCOME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

The Company's Board of Directors and the Portfolio's Board of Trustees have overall responsibility for the operation of the Funds and the Portfolio, respectively. The Company's Board of Directors and Portfolio's Board of Trustees have approved all significant agreements between the Company and the Portfolio on the one side and persons or companies furnishing services to the Funds and the Portfolio on the other, including the investment advisory and administrative services agreement with AIM, the investment sub-advisory and sub-administration agreement with the Sub-adviser, the agreements with AIM Distributors regarding distribution of each Fund's shares, the custody agreement with State Street Bank and Trust Company and the transfer agency agreement with GT Global Investor Services, Inc. The day-to-day operations of the Funds and the Portfolio are delegated to the officers of the Company and the Portfolio, subject always to the objective and policies of the applicable Fund and Portfolio and to the general supervision of the Company's Board of Directors and Portfolio's Board of Trustees. See "Directors and Executive Officers" in the Statement of Additional Information for information on the Company's Directors and the Portfolio's Trustees.

INVESTMENT MANAGEMENT AND ADMINISTRATION. Services provided by AIM and the Sub-adviser as the Government Income Fund's, the Strategic Income Fund's and the Portfolio's investment managers and administrators include, but are not limited to, determining the composition of the investment portfolio of the Government Income Fund, the Strategic Income Fund and the Portfolio and placing orders to buy, sell or hold particular securities. In addition, AIM and the Sub-adviser provide the following administration services to the Funds and the Portfolio: furnishing corporate officers and clerical staff; providing office space, services and equipment; and supervising all matters relating to the Government Income Fund's, the Strategic Income Fund's and the Portfolio's operation.

The Government Income Fund and the Strategic Income Fund each pays AIM investment management and administration fees computed daily and payable monthly, based on their respective average daily net assets, for such services at the annualized rate of .725% on the first $500 million, .70% on the next $1 billion, .675% on the next $1 billion, and .65% on amounts thereafter. Out of the aggregate fees payable by a Fund, AIM pays the Sub-adviser sub-advisory and sub-administration fees equal to 40% of the aggregate fees AIM receives from each Fund. The investment management and administration fees paid by the Funds and the Portfolio are higher than those paid by most mutual funds. The High Income Fund pays AIM administration fees at the annualized rate of 0.25% of the Fund's average daily net assets. AIM has appointed the Sub-adviser as the Fund's sub-administrator. In addition, the Fund bears its pro rata portion of the investment management and administration fees paid by the Portfolio to AIM and the Sub-adviser. The Portfolio pays AIM such fees, based on the average daily net assets of the Portfolio at the annualized rate of .475% on the first $500 million, .45% on the next $1 billion, .425% on the next $1 billion and .40% on amounts thereafter, plus 2% of the Portfolio's total investment income as stated in the Portfolio's Statement of Operations, calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a marked to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. Out of its aggregate fees payable by the High Income Fund and the Portfolio, AIM pays the Sub-adviser sub-advisory and sub-adminstration fees equal to 40% of the aggregate fees AIM receives from the High Income Fund and the Portfolio. Each Fund pays all expenses not assumed by AIM, the Sub-adviser, AIM Distributors or any other agents. AIM has undertaken to limit the expenses of the Class A and Class B shares of the Government Income Fund and the Strategic Income Fund (exclusive of brokerage commissions, taxes, interest and extraordinary expenses) to the maximum annual level of 1.85% and 2.50% of the average daily net assets of such Funds' Class A and Class B shares, respectively. AIM has undertaken to limit the expenses of the Class A and Class B shares of the

                               Prospectus Page 45

                            AIM GLOBAL INCOME FUNDS
High Income Fund (and such Fund's pro-rata portion of the Portfolio's expenses) to the maximum annual level of 2.25% and 2.85% of the average daily net assets of such Fund's Class A and Class B shares, respectively.

The Sub-adviser also serves as each Fund's pricing and accounting agent. For these services the Sub-adviser receives a fee at an annual rate derived by applying 0.03% to the first $5 billion of assets of the AIM/GT Funds and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

AIM, 11 Greenway Plaza, Suite 100, Houston, Texas 77046, serves as the investment adviser to the Government Income Fund, Strategic Income Fund and the Portfolio pursuant to a master investment advisory agreement, dated as of May 29, 1998 (the "Advisory Agreement"). AIM was organized in 1976 and, together with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. The Sub-adviser, INVESCO (NY), Inc., 50 California Street, 27th Floor, San Francisco, California 94111, and 1166 Avenue of the Americas, New York, New York 10036, serves as the sub-adviser to the Government Income Fund, Strategic Income Fund and the Portfolio pursuant to an investment sub-advisory agreement dated as of May 29, 1998. Prior to May 29, 1998, the Sub-adviser was known as Chancellor LGT Asset Management, Inc. On May 29, 1998, Liechtenstein Global Trust AG ("LGT"), the former indirect parent organization of the Sub-adviser, consummated a purchase agreement with AMVESCAP PLC pursuant to which AMVESCAP PLC acquired LGT's Asset Management Division, which included the Sub-adviser and certain other affiliates. As a result of this transaction, the Sub-adviser is now an indirect wholly owned subsidiary of AMVESCAP PLC. Prior to the sale, the Sub-adviser and its worldwide asset management affiliates provided investment management and/or administrative services to institutional, corporate and individual clients around the world since 1969.

AIM and the Sub-adviser and their worldwide asset management affiliates provide investment management and/or administrative services to institutional, corporate and individual clients around the world. AIM and the Sub-adviser are both indirect wholly owned subsidiaries of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

In addition to the investment resources of their Houston, San Francisco and New York offices, AIM and the Sub-adviser draw upon the expertise, personnel, data and systems of other offices, including investment offices in Atlanta, Boston, Dallas, Denver, Louisville, Miami, Portland (Oregon), Frankfurt, Hong Kong, London, Singapore, Sydney, Tokyo and Toronto. In managing the Funds and the Portfolio, the Sub-adviser employs a team approach, taking advantage of its investment resources around the world.

                               Prospectus Page 46

                            AIM GLOBAL INCOME FUNDS

The investment professionals primarily responsible for the portfolio management of the Government Income Fund, the Strategic Income Fund and the Portfolio are as follows:

                            RESPONSIBILITIES FOR                            BUSINESS EXPERIENCE
NAME/OFFICE                       THE FUND                                    PAST FIVE YEARS
------------------------  ------------------------  --------------------------------------------------------------------
Cheng-Hock Lau            Portfolio Manager since   Chief Investment Officer for Global Fixed Income for the Sub-adviser
 New York                  1996 (Government Income   since October 1996. Senior Portfolio Manager for
                           Fund and Strategic        Global/International Fixed Income for the Sub-adviser from July
                           Income Fund); since       1995 to October 1996. Employed by Chancellor Capital Management,
                           1997 (High Income         Inc. ("Chancellor Capital"), a predecessor of the Sub-Adviser, from
                           Portfolio)                1995 to October 1996. Senior Vice President and Senior Portfolio
                                                     Manager for Fiduciary Trust Company International from 1993 to
                                                     1995. Vice President at Bankers Trust Company from 1991 to 1993.

David B. Hughes           Portfolio Manager since   Head of Global Fixed Income, North America, for the Sub- adviser
 New York                  1998 (Government Income   since January 1998. Senior Portfolio Manager for
                           Fund)                     Global/International Fixed Income for the Sub-adviser from October
                                                     1996 to December 1997. Employed by Chancellor Capital from July
                                                     1995 to October 1996. Assistant Vice President of Fiduciary Trust
                                                     Company International from 1994 to 1995. Assistant Treasurer at the
                                                     Bankers Trust Company from 1991 to 1994.

Craig Munro               Portfolio Manager since   Portfolio Manager for the Sub-adviser since August 1997. Vice
 New York                  1998 (High Income         President and Senior Analyst in the Emerging Markets Group of the
                           Portfolio)                Global Fixed Income Division of Merrill Lynch Asset Management from
                                                     1993 to August 1997.

                            ------------------------

In placing orders for the Government Income Fund's, Strategic Income Fund's and the Portfolio's securities transactions, the Sub-adviser seeks to obtain the best net results. Consistent with its obligation to obtain the best net results, the Sub-adviser may consider a broker/dealer's sale of shares of the AIM Funds as a factor in considering through whom portfolio transactions will be effected. Brokerage transactions for the Government Income Fund, Strategic Income Fund and Portfolio may be executed through affiliates of AIM or the Sub-adviser. High portfolio turnover (over 100%) involves correspondingly greater brokerage commissions and other transaction costs that the Funds or the Portfolio will bear directly and could result in the realization of net capital gains which would be taxable when distributed to shareholders.

DISTRIBUTION OF FUND SHARES. The Company has entered into master distribution agreements relating to the Funds (the "Distribution Agreements"), dated May 29, 1998, with AIM Distributors, a registered broker/dealer and a wholly owned subsidiary of AIM. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. The Distribution Agreements provide AIM Distributors with the exclusive rights to distribute shares of the Funds directly and through Financial Institutions with whom AIM Distributors has entered into agreements. Under the Distribution Agreements, AIM Distributors acts as the distributor of Class A, Class B and Advisor Class shares of the Funds. As distributor, AIM Distributors collects the sales charges imposed on purchases of Class A shares and any contingent deferred sales charges that may be imposed on certain redemptions of Class A and Class B shares. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the Securities Act of 1933. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the Funds at the time of such sales. Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution and will consist of a sales commission equal to 3.75% of the purchase

                               Prospectus Page 47

                            AIM GLOBAL INCOME FUNDS
price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. From time to time, AIM Distributors may pay commissions in excess of these amounts. Commissions are not paid on exchanges or certain reinvestments in Class B shares. With respect to both classes of shares, AIM Distributors makes ongoing payments to broker/dealers for distribution and service activities in accordance with the Rule 12b-1 plans described below.

In addition, AIM Distributors makes ongoing payments to brokerage firms, financial institutions (including banks) and others that facilitate the administration and servicing of shareholder accounts.

In addition to amounts paid to dealers as a dealer concession out of the initial sales charge paid by investors, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the AIM Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable shares or the amount that any particular funds will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

AIM Distributors may make payments to dealers and institutions who are dealers of record for purchases of $1 million or more of Class A shares (or shares which normally involve payment of initial sales charges), which are sold at net asset value and are subject to a contingent deferred sales charge as follows: 1% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $l7 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

The Company has adopted a Master Distribution Plan applicable to Class A shares of the Funds (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act, to compensate AIM Distributors for the purpose of financing any activity that is intended to result in the sale of Class A shares of the Funds. Under the Class A Plan, each Fund pays compensation to AIM Distributors at an annual rate of 0.50% of the average daily net assets of Class A shares of each Fund.

The Company also has adopted a Master Distribution Plan applicable to Class B shares of the Funds (the "Class B Plan"). Under the Class B Plan, each Fund pays compensation to AIM Distributors at an annual rate of 1.00% of the average daily net assets of Class B shares of each Fund.

The Class A Plan and the Class B Plan (together, the "Plans") are designed to compensate AIM Distributors for certain promotional and other sales-related costs, and to implement a dealer incentive program that provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A and Class B shares of a Fund. Payments also can be directed by AIM Distributors to Financial Institutions who have entered into service agreements with respect to Class A and Class B shares of the Funds and who provide continuing personal services to their customers who own Class A and Class B shares of a Fund. The service fees payable to selected Financial Institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Fund shares that are held in such Institution's customers' accounts that were purchased on or after a prescribed date set forth in the Plans. Of the aggregate amount payable under the Plans, payments to Financial Institutions that provide continuing personal shareholder services to their customers who purchase and own shares of a Fund, in amounts of up to 0.25% of the average net assets of the Fund attributable to the customers of such Financial Institutions are characterized as a service fee, and payments to Financial Institutions in excess of such amount and payments to AIM Distributors would be characterized as an asset-based sales charge. Payments under the Plans are subject to any applicable limitations imposed by the rules of the National Association of Securities Dealers, Inc.

                               Prospectus Page 48

                            AIM GLOBAL INCOME FUNDS

The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.

Under the Plans, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its fee that has not been assigned or transferred, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

Under the Plans, certain Financial Institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making such payments. For additional information concerning the operation of the Plans see "Distribution Services" in the Management section of the Statement of Additional Information.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit federally chartered or supervised banks from engaging in the business of underwriting or distributing securities. Accordingly, AIM Distributors intends to engage banks (if at all) only to perform administrative and shareholder servicing functions. Banks and broker/dealer affiliates of banks also may execute dealer agreements with AIM Distributors for the purpose of selling shares of the Funds. If a bank were prohibited from so acting, its shareholder clients would be permitted to remain shareholders, and alternative means for continuing the servicing of such shareholders would be sought. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences.

                               Prospectus Page 49

                            AIM GLOBAL INCOME FUNDS

                               OTHER INFORMATION

--------------------------------------------------------------------------------

CONFIRMATIONS AND REPORTS TO SHAREHOLDERS. Each time a transaction is made that affects a shareholder's account in a Fund, the shareholder will receive from the Transfer Agent a confirmation statement reflecting the transaction. Confirmations for transactions effected pursuant to a Fund's Automatic Investment Plan, Systematic Withdrawal Plan, and automatic dividend reinvestment program may be provided quarterly. Shortly after the end of each Fund's fiscal year on October 31 and fiscal half-year on April 30 of each year, shareholders receive an annual and a semiannual report, respectively. In addition, the federal income status of distributions made by a Fund to shareholders are reported after the end of the calendar year on Form 1099-DIV. Under certain circumstances, duplicate mailings of the foregoing reports to the same household may be consolidated.

ORGANIZATION OF THE COMPANY. The Company was organized as a Maryland corporation on October 29, 1987. Prior to May 29, 1998, the Company operated under the name G.T. Investment Funds, Inc. From time to time, the Company has established and may continue to establish other funds, each corresponding to a distinct investment portfolio and a distinct series of the Company's shares. Shares of each Fund are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable. Shareholders have no preemptive or conversion rights.

On any matter submitted to a vote of shareholders, shares of a Fund will be voted by a Fund's shareholders individually when the matter affects the specific interest of that Fund only, such as approval of its investment management arrangements. In addition, shares of a particular class of a Fund may vote on matters affecting only that Class. The shares of each Fund and of the Company's other funds will be voted in the aggregate on other matters, such as the election of Directors and ratification of the selection of the Company's independent accountants.

Normally there will be no annual meeting of shareholders in any year, except as required under the 1940 Act. The Company would be required to hold a shareholders' meeting in the event that at any time less than a majority of the Directors holding office had been elected by shareholders. Directors shall continue to hold office until their successors are elected and have qualified. Shares of the Company's funds do not have cumulative voting rights, which means that the holders of a majority of the shares voting for the election of Directors can elect all the Directors. A Director may be removed upon a majority vote of the shareholders qualified to vote in the election. Shareholders holding 10% of the Company's outstanding voting shares may call a meeting of shareholders for the purpose of voting upon the question of removal of any Director or for any other purpose. The 1940 Act requires the Company to assist shareholders in calling such a meeting.

Pursuant to the Company's Articles of Incorporation, it may issue six billion shares. Of this number, 300 million shares have been classified as shares of the Strategic Income Fund and High Income Fund; 100 million shares of each Fund have been classified as Class A and Class B shares, respectively. In addition, 500 million shares have been classified as shares of Government Income Fund; 200 million shares have been classified as Class A and Class B shares, respectively. Moreover, one hundred million shares have been classified as Advisor Class shares for each Fund. These amounts may be increased from time to time in the discretion of the Board of Directors. Each share of each Fund represents an interest in that Fund only, has a par value of $0.0001 per share, represents an equal proportionate interest in that Fund with other shares of that Fund and is entitled to such dividends and other distributions out of the income earned and gain realized on the assets belonging to that Fund as may be declared at the discretion of the Board of Directors. Each Class A, Class B and Advisor Class share of each Fund is equal as to earnings, assets and voting privileges, except as noted above, and each class bears the expenses, if any, related to the distribution of its shares. Shares of each Fund when issued are fully paid and nonassessable.

Shareholders have been asked to vote on the reorganization of the Company into a Delaware business trust. If approved by shareholders, it is anticipated that the reorganization would occur

                               Prospectus Page 50

                            AIM GLOBAL INCOME FUNDS
prior to October 1, 1998. If the Company is reorganized as a Delaware business trust, it is anticipated that Class B shares of each Fund will convert to Class A shares approximately eight years following the initial date the Class B shares were issued.

ORGANIZATION OF THE PORTFOLIO. The Portfolio is organized as a Delaware business trust. The Portfolio's Declaration of Trust provides that the High Income Fund and other entities investing in the Portfolio (E.G., other investment companies, insurance company separate accounts and common and commingled trust funds), if any, will each be liable for all obligations of the Portfolio. However, the Directors of the Company believe that the risk of the High Income Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations, and that neither the High Income Fund nor its shareholders will be exposed to a material risk of liability by reason of the High Income Fund's investing in the Portfolio. Any information received from the Portfolio in the Portfolio shareholder report will be provided to the High Income Fund's shareholders.

Under Delaware law, the High Income Fund and other entities that invest in the Portfolio enjoy the same limitations of liability extended to shareholders of private, for-profit corporations. There is a remote possibility, however, that under certain circumstances an investor in the Portfolio may be held liable for the Portfolio's obligations. However, the High Income Portfolio's Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Portfolio or a trustee. The Declaration of Trust also provides for indemnification from the Portfolio property for all losses and expenses of any shareholder held personally liable for the Portfolio's obligations. Thus the risk of an investor incurring financial loss on account of such liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations and where the other party was held not to be bound by the disclaimer.

Whenever the High Income Fund is requested to vote on any proposal of the Portfolio, the High Income Fund will hold a meeting of Fund shareholders and will cast its vote as instructed by Fund shareholders. Shares for which no voting instructions are received will be voted in the same proportion as the shares for which voting instructions are received.
SHAREHOLDER INQUIRIES. Shareholder inquiries may be made by calling the Funds toll free at (800) 223-2138 or by writing to the Funds at 50 California Street, 27th Floor, San Francisco, CA 94111.

PERFORMANCE INFORMATION. The Funds, from time to time, may include information on their investment results and/or comparisons of their investment results to various unmanaged indices or results of other mutual funds or groups of mutual funds in advertisements, sales literature or reports furnished to present or prospective shareholders. Investors should be aware that as of October 22, 1992, the investment objectives of the Strategic Income Fund were changed from long-term high capital appreciation, primarily and moderate income, secondarily, to primarily high current income and secondarily capital appreciation. In addition, the investment policies and limitations of the Strategic Income Fund were modified.

In such materials, the Funds may quote their average annual total return ("Standardized Return"). Standardized Return is calculated separately for each class of shares of each Fund. Standardized Return shows percentage rates reflecting the average annual change in the value of an assumed investment in the Fund at the end of one-, five- and ten-year periods, reduced by the maximum applicable sales charge imposed on sales of Fund shares. If a one-, five- and/or ten-year period has not yet elapsed, data will be provided as of the end of a shorter period corresponding to the life of a Fund. Standardized Return assumes reinvestment of all dividends and other distributions.

In addition, in order to more completely represent the Funds' performance or more accurately compare such performance to other measures of investment return, the Funds also may include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return reflects percentage rates of return encompassing all elements of return (i.e., income and capital appreciation or depreciation); it assumes reinvestment of all dividends and other distributions. Non-Standardized Return may be quoted for the same or different periods as those for which Standardized Return is quoted; it may consist of an aggregate or average annual percentage rate of return, actual year-by-year rates or any combination thereof. Non-Standardized Return may or may not take sales charges into account; performance data calculated without taking the effect of sales

                               Prospectus Page 51

                            AIM GLOBAL INCOME FUNDS
charges into account will be higher than data including the effect of such charges.

The Funds also may refer in advertising and promotional materials to their yield, which will fluctuate over time. A Fund's yield shows the rate of income that it earns on its investments, expressed as a percentage of the public offering price of its shares. A Fund calculates yield by determining the interest income it earned from its portfolio investments for a specified thirty-day period (net of expenses), dividing such income by the average number of shares outstanding, and expressing the result as an annualized percentage based on the public offering price at the end of that thirty-day period. Yield accounting methods differ from the methods used for other accounting purposes. Accordingly, a Fund's yield may not equal the dividend income actually paid to investors or the income reported in its financial statements. Yield is calculated separately for each class of shares of each Fund.

The Funds' performance data reflects past performance and is not necessarily indicative of future results. The Funds' investment results will vary from time to time depending upon market conditions, the composition of their portfolios and their operating expenses. These factors and possible differences in calculation methods should be considered when comparing a Fund's investment results with those published for other investment companies, other investment vehicles and unmanaged indices. Each Fund's results also should be considered relative to the risks associated with its investment objectives and policies. See "Investment Results" in the Statement of Additional Information.

Each Fund's annual report contains additional information with respect to its performance. The annual report is available to investors upon request and free of charge.

YEAR 2000 COMPLIANCE PROJECT. In providing services to the Funds, AIM, AIM Distributors, the Transfer Agent and the Sub-adviser rely on internal computer systems as well as external computer systems provided by third parties. Some of these systems were not originally designed to distinguish between the year 1900 and the year 2000. This inability, if not corrected, could adversely affect the services AIM, AIM Distributors, the Transfer Agent and the Sub-adviser and others provide the Funds and their shareholders.

To address this important issue, AIM, AIM Distributors, the Transfer Agent and the Sub-adviser have undertaken a comprehensive Year 2000 Compliance Project (the "Project"). The Project consists of four phases: (i) inventorying every software and hardware system in use at AIM, AIM Distributors, the Transfer Agent and the Sub-adviser, as well as remote, third-party systems on which AIM, AIM Distributors, the Transfer Agent and the Sub-adviser rely; (ii) identifying those systems that may not function properly after December 31, 1999; (iii) correcting or replacing those systems that have been so identified; and (iv) testing the processing of Fund data in all systems. Phase (i) has been completed; phase (ii) is substantially completed; phase (iii) has commenced; and phase (iv) is expected to commence during the third quarter of 1998. The Project is scheduled to be completed by December 31, 1998. Following completion of the Project, AIM, AIM Distributors and the Sub-adviser will review any systems subsequently acquired to confirm that they are year 2000 compliant.

TRANSFER AGENT. Shareholder servicing, reporting and general transfer agent functions for the Funds are performed by GT Global Investor Services, Inc. The Transfer Agent is an affiliate of the Sub-adviser and AIM Distributors, and maintains its offices at California Plaza, 2121 N. California Boulevard, Suite 450, Walnut Creek, CA 94596.

CUSTODIAN. State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, is custodian of each Fund's and the Portfolio's assets.

COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, acts as counsel to the Company, the Funds and the Portfolio. Kirkpatrick & Lockhart LLP also acts as counsel to the Sub-adviser and the Transfer Agent in connection with other matters.

INDEPENDENT ACCOUNTANTS. The Company's and each Fund's and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109. Coopers & Lybrand L.L.P. conducts an annual audit of each Fund and the Portfolio, assist in the preparation of each Fund's and the Portfolio's federal and state income tax returns and consult with the Company, each Fund and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

MULTIPLE TRANSLATIONS OF THE PROSPECTUS. This prospectus may be translated into other languages. In the event of any inconsistency or ambiguity as to the meaning of any word or phrase contained in a translation, the English text shall prevail.

                               Prospectus Page 52

                            AIM GLOBAL INCOME FUNDS

                                   APPENDIX A
                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. ("Moody's") rates the debt securities issued by various entities from "Aaa" to "C." Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted.

    2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

    3. There is a lack of essential data pertaining to the issue or issuer.

    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

                               Prospectus Page 53

                            AIM GLOBAL INCOME FUNDS

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc. ("S&P"), rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA -- An obligation rated "AA" differs from the highest rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                               Prospectus Page 54

                            AIM GLOBAL INCOME FUNDS

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

                               Prospectus Page 55

                            AIM GLOBAL INCOME FUNDS

                                  AIM/GT FUNDS

  AIM DISTRIBUTORS OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE FUNDS LISTED BELOW, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

AIM NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

AIM GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

AIM NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

AIM EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

AIM SMALL CAP EQUITY FUND
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

AIM JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

AIM STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

AIM FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

AIM DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY A I M ADVISORS, INC., INVESCO (NY), INC., AIM INVESTMENT FUNDS, INC., AIM GLOBAL GOVERNMENT INCOME FUND, AIM STRATEGIC INCOME FUND, AIM GLOBAL HIGH INCOME FUND, GLOBAL HIGH INCOME PORTFOLIO, OR A I M DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                       GIN-PRO-1

                            AIM GLOBAL INCOME FUNDS

                        50 California Street, 27th Floor
                          San Francisco, CA 94111-4624
                                 (415) 392-6181
                           Toll Free: (800) 824-1580

                      Statement of Additional Information
                                  June 1, 1998

--------------------------------------------------------------------------------

This Statement of Additional Information relates to the Class A and Class B shares of AIM Global Government Income Fund ("Government Income Fund"), AIM Strategic Income Fund ("Strategic Income Fund") and AIM Global High Income Fund ("High Income Fund") (each, a "Fund," and collectively, the "Funds"). Each Fund is a non-diversified series of AIM Investment Funds, Inc. (the "Company"), a registered open-end management investment company. This Statement of Additional Information, which is not a Prospectus, supplements and should be read in conjunction with the Funds' current Class A and B Prospectus dated June 1, 1998, a copy of which is available without charge by writing to the above address or by calling the Funds at the toll-free telephone number listed above.

A I M Advisors, Inc. ("AIM") serves as the investment manager of and administrator for, and INVESCO (NY), Inc. (the "Sub-adviser") serves as the investment sub-adviser and sub-administrator for the Government Income Fund, the Strategic Income Fund and the Global High Income Portfolio (the "Portfolio"). AIM and the Sub-adviser also serve as the administrator and sub-administrator, respectively, of the High Income Fund. The distributor of the shares of each Fund is A I M Distributors, Inc. ("AIM Distributors"). The Funds' transfer agent is GT Global Investor Services, Inc. ("GT Services" or the "Transfer Agent").

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                                   Page No.
                                                                                                   --------
Investment Objectives and Policies...............................................................      2
Options, Futures and Currency Strategies.........................................................      6
Risk Factors.....................................................................................     15
Investment Limitations...........................................................................     20
Execution of Portfolio Transactions..............................................................     24
Directors and Executive Officers.................................................................     26
Management.......................................................................................     29
Valuation of Fund Shares.........................................................................     33
Information Relating to Sales and Redemptions....................................................     34
Taxes............................................................................................     37
Additional Information...........................................................................     41
Investment Results...............................................................................     42
Description of Debt Ratings......................................................................     47
Financial Statements.............................................................................     49

                                     [LOGO]

                   Statement of Additional Information Page 1

                            AIM GLOBAL INCOME FUNDS

                       INVESTMENT OBJECTIVES AND POLICIES

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES
The Government Income Fund primarily seeks high current income and secondarily seeks capital appreciation and protection of principal through active management of the maturity structure and currency exposure of its portfolio. The Strategic Income Fund and the High Income Fund primarily seek high current income and secondarily seek capital appreciation. The High Income Fund seeks to achieve its investment objectives by investing all of its investable assets in the Portfolio, which is a non-diversified open-end management investment company with investment objectives identical to those of the Fund. Whenever the phrase "all of the High Income Fund's investable assets" is used herein and in the Prospectus, it means that the only investment securities held by the High Income Fund will be its interest in the Portfolio. The High Income Fund may withdraw its investment in the Portfolio at any time, if the Board of Directors of the Company determines that it is in the best interests of the Fund and its shareholders to do so. Upon any such withdrawal, the High Income Fund's assets would be invested in accordance with the investment policies of the Portfolio described below and in the Prospectus.

INVESTMENT IN EMERGING MARKETS
The Portfolio seeks its objectives by investing, under normal circumstances, at least 65% of its total assets in debt securities of issuers in emerging markets. The Strategic Income Fund may invest up to 50% of its assets in debt securities of issuers in emerging markets. The Strategic Income Fund and the Portfolio do not consider the following countries to be emerging markets: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, United Kingdom, and United States.

In addition to the factors set forth in the Prospectus, the Sub-adviser will also consider, when determining what countries constitute emerging markets, data, analysis, and classification of countries published or disseminated by the International Bank for Reconstruction and Development (commonly known as the World Bank) and the International Finance Corporation.

SELECTION OF DEBT INVESTMENTS
In determining the appropriate distribution of investments among various countries and geographic regions for the Government Income Fund, the Strategic Income Fund and the Portfolio, the Sub-adviser ordinarily considers the following factors: prospects for relative economic growth among the different countries in which the Government Income Fund, the Strategic Income Fund and the Portfolio may invest; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of the individual investment opportunities available to international investors.

The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in the following types of money market instruments (i.e., debt instruments with less than 12 months remaining until maturity) denominated in U.S. dollars or other currencies: (a) obligations issued or guaranteed by the U.S. or foreign governments, their agencies, instrumentalities or municipalities; (b) obligations of international organizations designed or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) finance company obligations, corporate commercial paper and other short-term commercial obligations: (d) bank obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances), subject to the restriction that the Government Income Fund, the Strategic Income Fund and the Portfolio may not invest more than 25% of their respective total assets in bank securities; (e) repurchase agreements with respect to the foregoing; and (f) other substantially similar short-term debt securities with comparable characteristics.

INVESTMENTS IN OTHER INVESTMENT COMPANIES
With respect to certain countries, investments by the Government Income Fund, the Strategic Income Fund and the Portfolio presently may be made only by acquiring shares of other investment companies (including investment vehicles or companies advised by the Sub-adviser or its affiliates ("Affiliated Funds")) with local governmental approval to invest in those countries. At such time as direct investment in these countries is allowed, the Government Income Fund, the Strategic Income Fund and the Portfolio anticipate investing directly in these markets. The Government Income Fund, the

                   Statement of Additional Information Page 2

                            AIM GLOBAL INCOME FUNDS
Strategic Income Fund and the Portfolio may also invest in the securities of closed-end investment companies within the limits of the Investment Company Act of 1940, as amended ("1940 Act"). These limitations currently provide that, in part, a Fund or the Portfolio may purchase shares of another investment company unless (a) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to own in the aggregate more than 3% of the total outstanding voting securities of the investment company or (b) such a purchase would cause the Government Income Fund, the Strategic Income Fund or the Portfolio to have more than 5% of its total assets invested in the investment company or more than 10% of its aggregate assets invested in an aggregate of all such investment companies. The foregoing limitations do not apply to the investment by the High Income Fund in the Portfolio. Investment in investment companies may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Government Income Fund, the Strategic Income Fund and the Portfolio do not intend to invest in such investment companies unless, in the judgment of the Sub-adviser, the potential benefits of such investments justify the payment of any applicable premiums. The return on such securities will be reduced by operating expenses of such companies including payments to the investment managers of those investment companies. With respect to investments in Affiliated Funds, the Sub-adviser waives its advisory fee to the extent that such fees are based on assets of a Fund invested in Affiliated Funds.

SAMURAI AND YANKEE BONDS
The Government Income Fund, the Strategic Income Fund and the Portfolio may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). It is the policy of the Government Income Fund, the Strategic Income Fund and the Portfolio to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

WARRANTS OR RIGHTS
Warrants or rights may be acquired by the Government Income Fund, the Strategic Income Fund or the Portfolio in connection with other securities or separately and provide a Fund or the Portfolio with the right to purchase at a later date other securities of the issuer.

LENDING OF PORTFOLIO SECURITIES
For the purpose of realizing additional income, the Government Income Fund, the Strategic Income Fund or the Portfolio may make secured loans of portfolio securities amounting to not more than 30% of its total assets. Securities loans are made to broker/dealers or institutional investors pursuant to agreements requiring that the loans continuously be secured by collateral at least equal at all times to the value of the securities lent plus any accrued interest, "marked to market" on a daily basis. The Funds and the Portfolio may pay reasonable administrative and custodial fees in connection with loans of its securities. While the securities loan is outstanding, the Government Income Fund, the Strategic Income Fund and the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Government Income Fund, the Strategic Income Fund and the Portfolio each will have a right to call each loan and obtain the securities within the stated settlement period. The Government Income Fund, the Strategic Income Fund and the Portfolio will not have the right to vote equity securities while they are lent, but each may call in a loan in anticipation of any important vote. Loans will be made only to firms deemed by the Sub-adviser to be of good standing and will not be made unless, in the judgment of the Sub-adviser, the consideration to be earned from such loans would justify the risk.

COMMERCIAL BANK OBLIGATIONS
For the purposes of the Strategic Income Fund's and the Portfolio's investment policies with respect to bank obligations, obligations of foreign branches of U.S. banks and of foreign banks are obligations of the issuing bank and may be general obligations of the parent bank. Such obligations, however, may be limited by the terms of a specific obligation and by government regulation. As with investment in non-U.S. securities in general, investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the the Strategic Income Fund and the Portfolio to investment risks that are different in some respects from those of investments in obligations of domestic issuers. Although the Strategic Income Fund and the Portfolio typically will acquire obligations issued and supported by the credit of U.S. or foreign banks having total assets at the time of purchase in excess of $1 billion, this $1 billion figure is not an investment policy or restriction of either Fund or the Portfolio. For the purposes of calculation with respect to the $1 billion figure, the assets of a bank will be deemed to include the assets of its U.S. and non-U.S. branches.

REPURCHASE AGREEMENTS
A repurchase agreement is a transaction in which the Fund or Portfolio buys a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed upon price, date and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry

                   Statement of Additional Information Page 3

                            AIM GLOBAL INCOME FUNDS
certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to the Funds or Portfolio if the other party to the repurchase agreement becomes bankrupt, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to enter into repurchase agreements only with banks and broker/dealers believed by the Sub-adviser to present minimal credit risks in accordance with guidelines approved by the Company's Board of Directors. The Sub-adviser reviews and monitors the creditworthiness of such institutions under the Board's general supervision.

The Government Income Fund, the Strategic Income Fund and the Portfolio will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio would suffer a loss. If the financial institution which is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings there may be restrictions on the Government Income Fund, the Strategic Income Fund's or the Portfolio's ability to sell the collateral and the Government Income Fund, the Strategic Income Fund or the Portfolio could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, the Government Income Fund, the Strategic Income Fund and the Portfolio intend to comply with provisions under such Code that would allow the immediate resale of such collateral. The Government Income Fund will not enter into a repurchase agreement with a maturity of more than seven days if, as a result, more than 10% of the value of its total assets would be invested in such repurchase agreements and other illiquid investments and securities for which no readily available market exists.

BORROWING, REVERSE REPURCHASE AGREEMENTS AND "ROLL" TRANSACTIONS
The Government Income Fund's borrowings will not exceed 30% of the Fund's total assets, i.e., the Fund's total assets at all times will equal at least 300% of the amount of outstanding borrowings. If market fluctuations in the value of the Fund's portfolio holdings or other factors cause the ratio of the Fund's total assets to outstanding borrowings to fall below 300%, within three days (excluding Sundays and holidays) of such event the Fund may be required to sell portfolio securities to restore the 300% asset coverage, even though from an investment standpoint such sales might be disadvantageous. The Strategic Income Fund's and the Portfolio's borrowings will not exceed 33 1/3% of the Strategic Income Fund's or the Portfolio's, respective total assets. The Government Income Fund, the Strategic Income Fund and the Portfolio each may borrow up to 5% of its respective total assets for temporary or emergency purposes other than to meet redemptions. Any borrowing by a Fund or the Portfolio may cause greater fluctuation in the value of its shares than would be the case if the Fund or the Portfolio did not borrow.

The Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment limitations permit it to borrow money for leveraging purposes. The Government Income Fund, however, currently is prohibited, pursuant to a non-fundamental investment policy, from borrowing money in order to purchase securities. Nevertheless, this policy may be changed in the future by a vote of a majority of the Company's Board of Directors. The Strategic Income Fund and Portfolio may borrow for leveraging purposes. If the Strategic Income Fund or the Portfolio employs leverage, it would be subject to certain additional risks. Use of leverage creates an opportunity for greater growth of capital but would exaggerate any increases or decreases in the Fund's or the Portfolio's net asset value. When the income and gains on securities purchased with the proceeds of borrowings exceed the costs of such borrowings, the Government Income Fund's, the Strategic Income Fund's or the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if such income and gains fail to exceed such costs, the Fund's or the Portfolio's earnings or net asset value would decline faster than would otherwise be the case.

The Government Income Fund, the Strategic Income Fund and the Portfolio may enter into reverse repurchase agreements. A reverse repurchase agreement is a borrowing transaction in which a Fund or the Portfolio transfers possession of a security to another party, such as a bank or broker/dealer, in return for cash, and agrees to repurchase the security in the future at an agreed upon price, which includes an interest component. The Government Income Fund, the Strategic Income Fund and the Portfolio also may engage in "roll" borrowing transactions which involve a Fund's or the Portfolio's sale of Government National Mortgage Association certificates or other securities together with a commitment (for which a Fund or the Portfolio may receive a fee) to purchase similar, but not identical, securities at a future date. The Government Income Fund, the Strategic Income Fund and the Portfolio will segregate with a custodian, cash or liquid securities in an amount sufficient to cover its obligations under "roll" transactions and reverse repurchase agreements with broker/ dealers. No segregation is required for reverse repurchase agreements with banks.

                   Statement of Additional Information Page 4

                            AIM GLOBAL INCOME FUNDS

SHORT SALES
The Government Income Fund, the Strategic Income Fund and the Portfolio may make short sales of securities, although they have no current intention of doing so. A short sale is a transaction in which a Fund or the Portfolio sells a security in anticipation that the market price of that security will decline. The Government Income Fund, the Strategic Income Fund and the Portfolio may make short sales as a form of hedging to offset potential declines in long positions in securities it owns, or anticipates acquiring, and in order to maintain portfolio flexibility. The Government Income Fund, the Strategic Income Fund and the Portfolio only may make short sales "against the box." In this type of short sale, at the time of the sale, the Fund or the Portfolio owns the security it has sold short or has the immediate and unconditional right to acquire the identical security at no additional cost.

In a short sale, the seller does not immediately deliver the securities sold and does not receive the proceeds from the sale. To make delivery to the purchaser, the executing broker borrows the securities being sold short on behalf of the seller. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Government Income Fund, the Strategic Income Fund or the Portfolio will deposit in a separate account with its custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities at no cost. The Government Income Fund, the Strategic Income Fund or the Portfolio could close out a short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund or the Portfolio, because the Fund or the Portfolio might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Government Income Fund, the Strategic Income Fund and the Portfolio might make a short sale "against the box" in order to hedge against market risks when the Sub-adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Government Income Fund, the Strategic Income Fund or the Portfolio or a security convertible into or exchangeable for such security. In such case, any future losses in the Government Income Fund's, the Strategic Income Fund's Fund or the Portfolio's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Fund or the Portfolio owns, either directly or indirectly, and, in the case where a Fund or the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities. There will be certain additional transaction costs associated with short sales "against the box," but a Fund or the Portfolio will endeavor to offset these costs with income from the investment of the cash proceeds of short sales.

                   Statement of Additional Information Page 5

                            AIM GLOBAL INCOME FUNDS

                         OPTIONS, FUTURES AND CURRENCY
                                   STRATEGIES

--------------------------------------------------------------------------------

SPECIAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES
The use of options, futures contracts and forward currency contracts ("Forward Contracts") involves special considerations and risks, as described below. Risks pertaining to particular instruments are described in the sections that follow.

        (1) Successful use of most of these instruments depends upon the Sub-adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While the Sub-adviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

        (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of the investments being hedged. For example, if the value of an instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which the hedging instrument is traded. The effectiveness of hedges using hedging instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

        (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund or the Portfolio entered into a short hedge because the Sub-adviser projected a decline in the price of a security in the Fund's or the Portfolio's portfolio, and the price of that security increased instead, the gain from that increase might by wholly or partially offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more than the increase in the price of the security, the Fund or the Portfolio could suffer a loss. In either such case, the Fund or the Portfolio would have been in a better position had it not hedged at all.

        (4) As described below, a Fund or the Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties (I.E., instruments other than purchased options). If a Fund or the Portfolio were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability or the Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund or the Portfolio sell a portfolio security at a disadvantageous time. The Fund's or the Portfolio's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("contra party") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund or the Portfolio.

WRITING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write (sell) call options on securities, indices and currencies. Call options generally will be written on securities and currencies that, in the opinion of the Sub-adviser are not expected to make any major price moves in the near future but that, over the long term, are deemed to be attractive investments for the Government Income Fund, the Strategic Income Fund and the Portfolio.

A call option gives the holder (buyer) the right to purchase a security or currency at a specified price (the exercise price) at any time until (American Style) or on (European Style) a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold.

                   Statement of Additional Information Page 6

                            AIM GLOBAL INCOME FUNDS

Portfolio securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund's or the Portfolio's investment objectives. When writing a call option, the Government Income Fund, the Strategic Income Fund or the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, and retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, a Fund or the Portfolio has no control over when it may be required to sell the underlying securities or currencies, since most options may be exercised at any time prior to the option's expiration. If a call option that a Fund or the Portfolio has written expires, the Fund or the Portfolio will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund or the Portfolio will realize a gain or loss from the sale of the underlying security or currency, which will be increased or offset by the premium received. The Government Income Fund, the Strategic Income Fund and the Portfolio do not consider a security or currency covered by a call option to be "pledged" as that term is used in the Government Income Fund's, the Strategic Income Fund's and the Portfolio's fundamental investment policy that limits the pledging or mortgaging of its assets.

Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund or the Portfolio will be obligated to sell the security or currency at less than its market value.

The premium that the Government Income Fund, the Strategic Income Fund or the Portfolio receives for writing a call option is deemed to constitute the market value of an option. The premium a Fund or the Portfolio will receive from writing a call option will reflect, among other things, the current market price of the underlying investment, the relationship of the exercise price to such market price, the historical price volatility of the underlying investment, and the length of the option period. In determining whether a particular call option should be written, the Sub-adviser will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or to permit the sale of the underlying security or currency. Furthermore, effecting a closing transaction will permit the Government Income Fund, the Strategic Income Fund or the Portfolio to write another call option on the underlying security or currency with either a different exercise price, expiration date or both.

The Government Income Fund, the Strategic Income Fund and the Portfolio will pay transaction costs in connection with the writing of options and in entering into closing purchase contracts. Transaction costs relating to options activity normally are higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, a Fund or the Portfolio may purchase an underlying security or currency for delivery in accordance with the exercise of an option, rather than delivering such security or currency from its portfolio. In such cases, additional costs will be incurred.

A Fund or the Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more, respectively, than the premium received from writing the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by a Fund or the Portfolio.

WRITING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may write put options on securities, indices and currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security or currency at the exercise price at anytime until (American Style) or on (European Style) the expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

A Fund or the Portfolio generally would write put options in circumstances where the Sub-adviser wishes to purchase the underlying security or currency for the Fund's or the Portfolio's portfolio at a price lower than the current market price of the security or currency. In such event, the Fund or the Portfolio would write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund or the Portfolio also would receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique

                   Statement of Additional Information Page 7

                            AIM GLOBAL INCOME FUNDS
could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premium received.

Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund or the Portfolio will be obligated to purchase the security or currency at greater than its market value.

PURCHASING PUT OPTIONS
The Government Income Fund, the Strategic Income Fund and the Portfolio may purchase put options on securities, indices and currencies. As the holder of a put option, the Government Income Fund, the Strategic Income Fund or the Portfolio would have the right to sell the underlying security or currency at the exercise price at any time until (American Style or on (European Style) the expiration date. The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

A Fund or the Portfolio may purchase a put option on an underlying security or currency ("protective put") owned by the Fund or the Portfolio as a hedging technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund or the Portfolio, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any profit otherwise available for distribution when the security or currency eventually is sold.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase put options at a time when that Fund or the Portfolio does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, a Fund or the Portfolio seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund or the Portfolio will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

PURCHASING CALL OPTIONS
The Government Income Fund, the Strategic Income Fund or the Portfolio may purchase call options on securities, indices and currencies. As the holder of a call option, a Fund or the Portfolio would have the right to purchase the underlying security or currency at the exercise price at any time until (American Style) or on (European Style) the expiration date. A Fund or the Portfolio may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

Call options may be purchased by a Fund or the Portfolio for the purpose of acquiring the underlying security or currency for its portfolio. Utilized in this fashion, the purchase of call options would enable the Fund or the Portfolio to acquire the security or currency at the exercise price of the call option plus the premium paid. At times, the net cost of acquiring the security or currency in this manner may be less than the cost of acquiring the security or currency directly. This technique also may be useful to a Fund or the Portfolio in purchasing a large block of securities that would be more difficult to acquire by direct market purchases. So long as it holds such a call option, rather than the underlying security or currency itself, a Fund or the Portfolio is partially protected from any unexpected decline in the market price of the underlying security or currency and, in such event, could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

The Government Income Fund, the Strategic Income Fund and the Portfolio also may purchase call options on underlying securities or currencies it owns to avoid realizing losses that would result in a reduction of a Fund's or the Portfolio's current return. For example, where a Fund or the Portfolio has written a call option on an underlying security or currency having a current market value below the price at which it purchased the security or currency, an increase in the market price could result in the exercise of the call option written by the Fund or the Portfolio and the realization of a loss on the underlying security or currency. Accordingly, the Fund or the Portfolio could purchase a call option on the same underlying security or currency, which could be exercised to fulfill the Fund's or the Portfolio's delivery obligations under its written call (if it is exercised). This strategy could allow the Fund or the Portfolio to avoid selling the portfolio security or currency at a time when it has an unrealized loss; however, the Fund or the Portfolio would have to pay a premium to purchase the call option plus transaction costs.

                   Statement of Additional Information Page 8

                            AIM GLOBAL INCOME FUNDS

Aggregate premiums paid for put and call options will not exceed 5% of a Fund's or the Portfolio's total assets at the time of purchase.

The Government Income Fund, the Strategic Income Fund or the Portfolio may attempt to accomplish objectives similar to those involved in using Forward Contracts by purchasing put or call options on currencies. A put option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A call option gives a Fund or the Portfolio as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price at any time until (American Style) or on (European Style) the expiration of the option. A Fund or the Portfolio might purchase a currency put option, for example, to protect itself against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the Fund or the Portfolio would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the Fund or the Portfolio anticipates purchasing securities.

Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (I.E., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. The Funds and the Portfolio will not purchase an OTC option unless the Fund or the Portfolio believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

The staff of the Securities and Exchange Commission ("SEC") considers purchased OTC options to be illiquid securities. A Fund or the Portfolio may also sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the Fund or the Portfolio. The assets used as cover for OTC options written by a Fund or the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund or the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund's or the Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund and the Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party or by a transaction in the secondary market if any such market exists. Although each Fund and the Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund or the Portfolio, there is no assurance that the Fund or the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the extent of insolvency of the contra party, the Fund or the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

INDEX OPTIONS
Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market or a particular market sector generally) rather than on price movements in individual securities or futures contracts. When a Fund or the Portfolio writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund or the Portfolio an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference. When a Fund or the Portfolio buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund or the Portfolio buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's or the Portfolio's exercise of the put, to deliver to the Fund or the Portfolio an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is

                   Statement of Additional Information Page 9

                            AIM GLOBAL INCOME FUNDS
determined by the multiplier, as described above for calls. When a Fund or the Portfolio writes a put on an index, it receives a premium and the purchaser has the right, prior to the expiration date, to require the Fund or the Portfolio to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier, if the closing level is less than the exercise price.

The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund or the Portfolio writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund or the Portfolio can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund or the Portfolio cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund or the Portfolio could assemble a securities portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund or the Portfolio, as the call writer, will not know that it has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its securities portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

If a Fund or the Portfolio purchases an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund or the Portfolio will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

INTEREST RATE AND CURRENCY FUTURES CONTRACTS
The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into interest rate or currency futures contracts, including futures contracts on indices of debt securities, ("Futures" or "Futures Contracts"), as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund or the Portfolio. The Government Income Fund, the Strategic Income Fund's or the Portfolio's hedging may include sales of Futures as an offset against the effect of expected increases in interest rates or decreases in currency exchange rates, and purchases of Futures as an offset against the effect of expected declines in interest rates or increases in currency exchange rates.

The Government Income Fund's, the Strategic Income Fund and the Portfolio only will enter into Futures Contracts that are traded on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are exchanged in London at the London International Financial Futures Exchange.

Although techniques other than sales and purchases of Futures Contracts could be used to reduce a Fund's or the Portfolio's exposure to interest rate and currency exchange rate fluctuations, a Fund or the Portfolio may be able to hedge exposure more effectively and at a lower cost through using Futures Contracts.

A Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (debt security or currency) for a specified price at a designated date, time and place. An index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading on the contract and the price at which the Futures Contract is originally struck; no physical delivery of the securities comprising the index is made. Brokerage

                  Statement of Additional Information Page 10

                            AIM GLOBAL INCOME FUNDS
fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times the Futures Contract is outstanding.

Although Futures Contracts typically require future delivery of and payment for financial instruments or currencies, Futures Contracts usually are closed out before the delivery date. Closing out an open Futures Contract sale or purchase is effected by entering into an offsetting Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical financial instrument or currency and the same delivery date. If the offsetting purchase price is less than the original sale price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is more, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a gain; if it is less, the Government Income Fund, the Strategic Income Fund or the Portfolio realizes a loss. The transaction costs also must be included in these calculations. There can be no assurance, however, that a Fund or the Portfolio will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund or the Portfolio is not able to enter into an offsetting transaction, the Fund or the Portfolio will continue to be required to maintain the margin deposits on the Futures Contract.

As an example of an offsetting transaction, the contractual obligations arising from the sale of one Futures Contract of September Deutschemarks on an exchange may be fulfilled at any time before delivery under the Futures Contract is required (I.E., on a specified date in September, the "delivery month") by the purchase of another Futures Contract of September Deutschemarks on the same exchange. In such instance, the difference between the price at which the Futures Contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Government Income Fund, the Strategic Income Fund or the Portfolio.

The Government Income Fund, the Strategic Income Fund's and the Portfolio's Futures transactions will be entered into for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund or the Portfolio owns, or Futures Contracts will be purchased to protect the Fund or the Portfolio against an increase in the price of securities or currencies it has committed to purchase or expects to purchase.

"Margin" with respect to Futures Contracts is the amount of funds that must be deposited by the Government Income Fund, the Strategic Income Fund or the Portfolio in order to initiate Futures trading and to maintain the Fund's or the Portfolio's open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered into ("initial margin") is intended to assure a Fund's or the Portfolio's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded, and may be modified significantly from time to time by the exchange during the term of the Futures Contract.

Subsequent payments, called "variation margin," to and from the futures commission merchant through which the Fund or the Portfolio entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

    RISKS OF USING FUTURES CONTRACTS. The prices of Futures Contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest and currency rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

There is a risk of imperfect correlation between changes in prices of Futures Contracts and prices of the securities or currencies in a Fund's or the Portfolio's portfolio being hedged. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for Futures and for securities or currencies, including technical influences in Futures trading; and differences between the financial instruments being hedged and the instruments underlying the standard Futures Contracts available for trading. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest or currency rate trends.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount invested in the Futures Contract.

                  Statement of Additional Information Page 11

                            AIM GLOBAL INCOME FUNDS

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract and option on Futures Contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a Futures Contract or option may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract or option, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract and option prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some traders to substantial losses.

If a Fund or the Portfolio were unable to liquidate a Futures or option on Futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund or the Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund or the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because initial margin deposit requirements in the Futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

OPTIONS ON FUTURES CONTRACTS
Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account, which represents the amount by which the market price of the Futures Contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the securities, currencies or index upon which the Futures Contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

The purchase of call options on Futures can serve as a long hedge, and the purchase of put options on Futures can serve as a short hedge. Writing call options on Futures can serve as a limited short hedge, and writing put options on Futures can serve as a limited long hedge, using a strategy similar to that used for writing options on securities, foreign currencies or indices.

If a Fund or the Portfolio writes an option on a Futures Contract, it will be required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures Contracts. Premiums received from the writing of an option on a Futures Contract are included in the initial margin deposit.

A Fund or the Portfolio may seek to close out an option position by selling an option covering the same Futures Contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

LIMITATIONS ON USE OF FUTURES, OPTIONS ON FUTURES AND CERTAIN OPTIONS ON CURRENCIES
To the extent that a Fund or the Portfolio enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the liquidation value of a Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into. In general, a call option on a Futures Contract is "in-the-money" if the value of the underlying Futures

                  Statement of Additional Information Page 12

                            AIM GLOBAL INCOME FUNDS
Contract exceeds the strike, I.E., exercise, price of the call; a put option on a Futures Contract is "in-the-money" if the value of the underlying Futures Contract is exceeded by the strike price of the put. This guideline may be modified by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, without a shareholder vote. This limitation does not limit the percentage of a Fund's or the Portfolio's assets at risk to 5%.

FORWARD CONTRACTS
A Forward Contract is an obligation, generally arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. The Government Income Fund, the Strategic Income Fund and the Portfolio either may accept or make delivery of the currency at the maturity of the Forward Contract. A Fund or the Portfolio may also, if its contra party agrees, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.

A Fund or the Portfolio engages in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund or the Portfolio might sell a particular foreign currency forward, for example, when it holds bonds denominated in a foreign currency but anticipates, and seeks to be protected against, a decline in the currency against the U.S. dollar. Similarly, a Fund or the Portfolio might sell the U.S. dollar forward when it holds bonds denominated in U.S. dollars but anticipates, and seeks to be protected against, a decline in the U.S. dollar relative to other currencies. Further, the Funds or the Portfolio might purchase a currency forward to "lock in" the price of securities denominated in that currency that it anticipates purchasing.

Forward Contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A Forward Contract generally has no deposit requirement, and no commissions are charged at any stage for trades. The Government Income Fund, the Strategic Income Fund or the Portfolio will enter into such Forward Contracts with major U.S. or foreign banks and securities or currency dealers in accordance with guidelines approved by the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable.

The Government Income Fund, the Strategic Income Fund or the Portfolio may enter into Forward Contracts either with respect to specific transactions or with respect to the overall investment of the Fund or the Portfolio. The precise matching of the Forward Contract amounts and the value of specific securities generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the Forward Contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund or the Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund or the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency the Fund or the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be predicted accurately, causing the Fund or the Portfolio to sustain losses on these contracts and transaction costs.

At or before the maturity of a Forward Contract requiring the Fund or the Portfolio to sell a currency, the Fund or the Portfolio either may sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund or the Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract, if its contra party agrees, entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or the Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund or the Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts usually are entered into on a principal basis, no fees or commissions are involved. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or the Portfolio owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

                  Statement of Additional Information Page 13

                            AIM GLOBAL INCOME FUNDS

FOREIGN CURRENCY STRATEGIES -- SPECIAL CONSIDERATIONS
A Fund or the Portfolio may use options on foreign currencies, Futures on foreign currencies, options on Futures on foreign currencies and Forward Contracts to hedge against movements in the values of the foreign currencies in which the Fund's or the Portfolio's securities are denominated. Such currency hedges can protect against price movements in a security that a Fund or the Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

A Fund or the Portfolio might seek to hedge against changes in the value of a particular currency when no Futures Contract, Forward Contract or option involving that currency is available or one of such contracts is more expensive than certain other contracts. In such cases, the Fund or the Portfolio may hedge against price movements in that currency by entering into a contract on another currency or basket of currencies, the values of which the Sub-adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the contract will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of Futures Contracts, options on Futures Contracts, Forward Contracts and options on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of Futures Contracts, Forward Contracts or options, a Fund or the Portfolio could be disadvantaged by dealing in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or Futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Futures contracts or options until they reopen.

Settlement of Futures Contracts, Forward Contracts and options involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund or the Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

COVER
Transactions using Forward Contracts, Futures Contracts and options (other than options purchased by a Fund or the Portfolio) expose the Fund or the Portfolio to an obligation to another party. A Fund or the Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, Forward Contracts or Futures Contracts, or (2) cash, receivables and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund and the Portfolio will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Forward Contract, Futures Contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's or the Portfolio's assets are used for cover or segregated accounts, it could affect portfolio management or the Fund's or the Portfolio's ability to meet redemption requests or other current obligations.

INTEREST RATE AND CURRENCY SWAPS
The Strategic Income Fund and the Portfolio usually will enter into interest rate swaps on a net basis, that is, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Strategic Income Fund or the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of each of the Strategic Income Fund's and the Portfolio's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in an account by a custodian that satisfies the requirements of the 1940 Act. The Strategic Income Fund and the Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by that Fund or the Portfolio. The Sub-adviser, the Strategic Income Fund and

                  Statement of Additional Information Page 14

                            AIM GLOBAL INCOME FUNDS
the Portfolio believe that swaps, caps and floors do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's and the Portfolio's borrowing restrictions. The Strategic Income Fund and the Portfolio will not enter into any swap, cap, floor, collar or other derivative transaction unless, at the time of entering into the transaction, the unsecured long-term debt rating of the counterparty combined with any credit enhancements is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, a division of The
McGraw-Hill Companies, Inc. ("S&P"), or has an equivalent rating from a nationally recognized statistical rating organization or is determined to be of equivalent credit quality by the Sub-adviser. If a counterparty defaults, the Strategic Income Fund or the Portfolio may have contractual remedies pursuant to the agreements related to the transactions. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, for that reason, they are less liquid than swaps.

--------------------------------------------------------------------------------

                                  RISK FACTORS

--------------------------------------------------------------------------------

ILLIQUID SECURITIES
The Government Income Fund, Strategic Income Fund and the Portfolio each may invest up to 15% of net assets in illiquid securities. Securities may be considered illiquid if a Fund or the Portfolio cannot reasonably expect within seven days to receive approximately the amount at which the Fund or the Portfolio values such securities. The sale of illiquid securities, if they can be sold at all, generally will require more time and result in higher brokerage charges or dealer discounts and other selling expenses than will the sale of liquid securities, such as securities eligible for trading on U.S. securities exchanges or in the over-the-counter markets. Moreover, restricted securities, which may be illiquid for purposes of this limitation often sell, if at all, at a price lower than similar securities that are not subject to restrictions on resale.

Illiquid securities include those that are subject to restrictions contained in the securities laws of other countries. However, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, each Fund and the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund or the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund or the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

Not   all  restricted  securities   are  illiquid.  In   recent  years  a  large
institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended ("1933 Act"), including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by a Fund or the Portfolio, however, could affect adversely the marketability of such portfolio securities and a Fund or the Portfolio might be unable to dispose of such securities promptly or at favorable prices.

                  Statement of Additional Information Page 15

                            AIM GLOBAL INCOME FUNDS

With  respect  to liquidity  determinations  generally, the  Company's  Board of
Directors has the ultimate responsibility for determining whether specific securities, including restricted securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, are liquid or illiquid. The Board has delegated the function of making day-to-day determinations of liquidity to the Sub-adviser in accordance with procedures approved by the Board. The Sub-adviser takes into account a number of factors in reaching liquidity decisions, including: (i) the frequency of trading in the security; (ii) the number of dealers that make quotes for the security; (iii) the number of dealers that have undertaken to make a market in the security;
(iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how offers are solicited and the mechanics of transfer). The Sub-adviser will monitor the liquidity of securities held by each Fund and the Portfolio and report periodically on such decisions to the Company's Board of Directors. Moreover, as noted in the Prospectus, certain securities, such as those subject to registration restrictions of more than seven days, will generally be treated as illiquid. If the liquidity percentage restriction of a Fund or the Portfolio is satisfied at the time of investment, a later increase in the percentage of illiquid securities held by a Fund or the Portfolio resulting from a change in market value or assets will not constitute a violation of that restriction. If as a result of a change in market value or assets, the percentage of illiquid securities held by the Fund or Portfolio increases above the applicable limit, the Sub-adviser will take appropriate steps to bring the aggregate amount of illiquid assets back within the prescribed limitations as soon as reasonably practicable, taking into account the effect of any disposition on the Fund or the Portfolio.

FOREIGN SECURITIES
    POLITICAL, SOCIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political, social and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, convertibility of currencies into U.S. dollars and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, either a Fund or the Portfolio could lose its entire investment in any such country.

    RELIGIOUS, POLITICAL AND ETHNIC INSTABILITY. Certain countries in which a Fund or the Portfolio may invest may have groups that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for widespread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's or the Portfolio's investment in those countries. Instability may also result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; and (iii) hostile relations with neighboring or other countries. Such political, social and economic instability could disrupt the principal financial markets in which a Fund or the Portfolio invests and adversely affect the value of the Fund's or the Portfolio's assets.

    FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Government Income Fund, the Strategic Income Fund or the Portfolio. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund or the Portfolio. For example, certain countries require prior governmental approval before investments by foreign persons may be made, or may limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose restrictions on foreign capital remittances abroad. The Government Income Fund, the Strategic Income Fund or the Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

    NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL
REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Most of the foreign securities held by the Government Income Fund, the Strategic Income Fund or the Portfolio will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less

                  Statement of Additional Information Page 16

                            AIM GLOBAL INCOME FUNDS
available information concerning most foreign issuers of securities held by the Government Income Fund, the Strategic Income Fund and the Portfolio than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Sub-adviser will take appropriate steps to evaluate the proposed investment, which may include on-site inspection of the issuer, interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as restrictions on market manipulation, insider trading rules, shareholder proxy requirements and timely disclosure of information.

    CURRENCY FLUCTUATIONS. Because the Funds and the Portfolio, under normal circumstances, will invest substantial portions of their total assets in the securities of foreign issuers which are denominated in foreign currencies, the strength or weakness of the U.S. dollar against such foreign currencies will account for part of each Fund's and the Portfolio's investment performance. A decline in the value of any particular currency against the U.S. dollar will cause a decline in the U.S. dollar value of each Fund's and the Portfolio's holdings of securities and cash denominated in such currency and, therefore, will cause an overall decline in their respective net asset values and any net investment income and capital gains derived from such securities to be distributed in U.S. dollars to shareholders of the Funds. Moreover, if the value of the foreign currencies in which a Fund or the Portfolio receives its income declines relative to the U.S. dollar between the receipt of the income and the making of Fund distributions, the Fund or the Portfolio may be required to liquidate securities in order to make distributions if the Fund or the Portfolio has insufficient cash in U.S. dollars to meet distribution requirements.

The rate of exchange between the U.S. dollar and other currencies is determined by several factors including the supply and demand for particular currencies, central bank efforts to support particular currencies, the relative movement of interest rates and the pace of business activity in the other countries, and the United States, and other economic and financial conditions affecting the world economy.

Although the Funds and the Portfolio value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. The Funds and the Portfolio will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to sell that currency to the dealer.

    ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities markets and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of a Fund or the Portfolio are uninvested and no return is earned thereon. The inability of a Fund or the Portfolio to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to a Fund or the Portfolio due to subsequent declines in value of the portfolio security or, if the Fund or the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser. The Sub-adviser will consider such difficulties when determining the allocation of each Fund's or the Portfolio's assets, although the Sub-adviser does not believe that such difficulties will have a material adverse effect on the Funds' or the Portfolio's portfolio trading activities.

The Funds and the Portfolio may use foreign custodians, which may involve risks in addition to those related to the use of U.S. custodians. Such risks include uncertainties relating to: (i) determining and monitoring the financial strength, reputation and standing of the foreign custodian; (ii) maintaining appropriate safeguards to protect the Funds' and the Portfolio's investments and
(iii) possible difficulties in obtaining and enforcing judgments against such custodians.

    WITHHOLDING TAXES. Each Fund's and the Portfolio's net investment income from foreign issuers may be subject to withholding taxes by the foreign issuer's country, thereby reducing the Fund's and the Portfolio's income or delaying the receipt of income where those taxes may be recaptured. See "Taxes."

                  Statement of Additional Information Page 17

                            AIM GLOBAL INCOME FUNDS

    CONCENTRATION. To the extent a Fund invests a significant portion of its assets in securities of issuers located in a particular country or region of the world, such Portfolio may be subject to greater risks and may experience greater volatility than a fund that is more broadly diversified geographically.

    SPECIAL CONSIDERATIONS AFFECTING WESTERN EUROPEAN COUNTRIES. The countries that are members of the European Economic Community ("Common Market") (Belgium, Denmark, France, Germany, Greece, Ireland, Italy, Luxembourg, Netherlands, Portugal, Spain, and the United Kingdom) eliminated certain import tariffs and quotas and other trade barriers with respect to one another over the past several years. The Sub-adviser believes that this deregulation should improve the prospects for economic growth in many Western European countries. Among other things, the deregulation could enable companies domiciled in one country to avail themselves of lower labor costs existing in other countries. In addition, this deregulation could benefit companies domiciled in one country by opening additional markets for their goods and services in other countries. Since, however, it is not clear what the exact form or effect of these Common Market reforms will be on business in Western Europe, it is impossible to predict the long-term impact of the implementation of these programs on the securities owned by a Fund.

    SPECIAL CONSIDERATIONS AFFECTING RUSSIA AND EASTERN EUROPEAN COUNTRIES. Investing in Russia and Eastern European countries involves a high degree of risk and special considerations not typically associated with investing in the United States securities markets, and should be considered highly speculative. Such risks include: (1) delays in settling portfolio transactions and risk of loss arising out of the system of share registration and custody; (2) the risk that it may be impossible or more difficult than in other countries to obtain and/or enforce a judgement; (3) pervasiveness of corruption and crime in the economic system; (4) currency exchange rate volatility and the lack of available currency hedging instruments; (5) higher rates of inflation (including the risk of social unrest associated with periods of hyper-inflation) and high unemployment; (6) controls on foreign investment and local practices disfavoring foreign investors and limitations on repatriation of invested capital, profits and dividends, and on a fund's ability to exchange local currencies for U.S. dollars; (7) political instability and social unrest and violence; (8) the risk that the governments of Russia and Eastern European countries may decide not to continue to support the economic reform programs implemented recently and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, or a return to the centrally planned economy that existed when such countries had a communist form of government; (9) the financial condition of companies in these countries, including large amounts of inter-company debt which may create a payments crisis on a national scale; (10) dependency on exports and the corresponding importance of international trade; (11) the risk that the tax system in these countries will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation; and (12) the underdeveloped nature of the securities markets.

    SPECIAL CONSIDERATIONS AFFECTING JAPAN. Japan's economic growth has declined significantly since 1990. The general government position has deteriorated as a result of weakening economic growth and stimulative measures taken to support economic activity and to restore financial stability. Although the decline in interest rates and fiscal stimulation packages have helped to contain recessionary forces, uncertainties remain. Japan is also heavily dependent upon international trade, so its economy is especially sensitive to trade barriers and disputes. Japan has had difficult relations with its trading partners, particularly the United States, where the trade imbalance is the greatest. It is possible that trade sanctions and other protectionist measures could impact Japan adversely in both the short and the long term.

The common stocks of many Japanese companies trade at high price-earnings ratios. Differences in accounting methods make it difficult to compare the earnings of Japanese companies with those of companies in other countries, especially in the U.S. In general, however, reported net income in Japan is understated relative to U.S. accounting standards and this is one reason why price-earnings ratios of the stocks of Japanese companies have tended historically to be higher than those for U.S. stocks. In addition, Japanese companies have tended to have higher growth rates than U.S. companies and Japanese interest rates have generally been lower than in the U.S., both of which factors tend to result in lower discount rates and higher price-earnings ratios in Japan than in the U.S.

The Japanese securities markets are less regulated than those in the United States. Evidence has emerged from time to time of distortion of market prices to serve political or other purposes. Shareholders' rights are not always equally enforced. In addition, Japan's banking industry is undergoing problems related to bad loans and declining values in real estate.

    SPECIAL CONSIDERATIONS AFFECTING PACIFIC REGION COUNTRIES. Certain of the risks associated with international investments are heightened for investments in Pacific region countries. For example, some of the currencies of Pacific region countries have experienced steady devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints. Jurisdictional disputes also

                  Statement of Additional Information Page 18

                            AIM GLOBAL INCOME FUNDS
exist between South Korea and North Korea. In addition, the Funds may invest in Hong Kong, which reverted to Chinese Administration on July 1, 1997. Investments in Hong Kong may be subject to expropriation, national, nationalization or confiscation, in which case a Fund could lose its entire investment in Hong Kong. In addition, the reversion of Hong Kong also presents a risk that the Hong Kong dollar will be devalued and a risk of possible loss of investor confidence in Hong Kong's currency, stock market and assets.

    SPECIAL CONSIDERATIONS AFFECTING LATIN AMERICAN COUNTRIES. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries. Certain Latin American countries are also among the largest debtors to commercial banks and foreign governments. At times certain Latin American countries have declared moratoria on the payment of principal and/or interest on external debt. In addition, certain Latin American securities markets have experienced high volatility in recent years.

Latin American countries may also close certain sectors of their economies to equity investments by foreigners. Further due to the absence of securities markets and publicly owned corporations and due to restrictions on direct investment by foreign entities, investments may only be made in certain Latin American countries solely or primarily through governmentally approved investment vehicles or companies.

Certain Latin American countries may have managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

    SPECIAL CONSIDERATIONS AFFECTING EMERGING MARKETS. The Strategic Income Fund and the Portfolio may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Strategic Income Fund's and the Portfolio's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

Settlement mechanisms in emerging securities markets may be less efficient and reliable than in more developed markets. In such emerging securities markets there may be share registration and delivery delays or failures.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

                  Statement of Additional Information Page 19

                            AIM GLOBAL INCOME FUNDS

                             INVESTMENT LIMITATIONS

--------------------------------------------------------------------------------

Each Fund and the Portfolio has adopted the following investment limitations as fundamental policies which may not be changed without approval by the holders of the lesser of (i) 67% of that Fund's shares or the total beneficial interests of the Portfolio represented at a meeting at which more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio are represented, or (ii) more than 50% of the outstanding shares of the Fund or the total beneficial interests of the Portfolio. Whenever the High Income Fund is requested to vote on a change in the investment limitations of the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

                             GOVERNMENT INCOME FUND

The Government Income Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Government Income Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Borrow money to purchase securities or borrow money except for temporary or emergency purposes. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

        (2) Invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer;

                  Statement of Additional Information Page 20

                            AIM GLOBAL INCOME FUNDS

        (3) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts;

        (5) Purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, or purchase OTC options or hold assets set aside to cover OTC options written by the Fund, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets; or

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

                             STRATEGIC INCOME FUND

The Strategic Income Fund may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (4) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan;

        (5) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes; or

        (6) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities and receivables related to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund.

For purposes of the Fund's concentration policy contained in limitation (1) above, the Fund intends to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the Strategic Income Fund are not fundamental policies and may be changed by vote of the Company's Board of Directors without shareholder approval. The Fund may not:

        (1) Invest more than 15% of its total assets in illiquid securities;

        (2) Borrow money to purchase securities and will not invest in securities of an issuer if the investment would cause the Fund to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund

                  Statement of Additional Information Page 21

                            AIM GLOBAL INCOME FUNDS
    may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund.);

        (3) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies, and limitations as the Fund);

        (4) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (5) Enter into a futures contract, if, as a result thereof, more than 5% of the Fund's total assets (taken at market value at the time of entering into the contract) would be committed to margin on such futures contracts; or

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

                       HIGH INCOME FUND AND THE PORTFOLIO

The High Income Fund and the Portfolio each may not:

        (1) Purchase any security if, as a result of that purchase, 25% or more of the Fund's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities;

        (2) Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-based securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner;

        (3) Purchase or sell physical commodities, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments;

        (4) Engage in the business of underwriting securities of other issuers, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities;

        (5) Make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this limitation, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan; or

        (6) Issue senior securities or borrow money, except as permitted under the 1940 Act and then not in excess of 33 1/3% of the Fund's total assets (including the amount borrowed but reduced by any liabilities not constituting borrowings) at the time of the borrowing, except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

For purposes of the Fund's and the Portfolio's concentration policy contained in limitation (1) above, they intend to comply with the SEC staff positions that securities issued or guaranteed as to principal and interest by any single foreign government or any supranational organizations in the aggregate are considered to be securities of issuers in the same industry.

The following investment policies of the High Income Fund and the Portfolio are not fundamental policies and may be changed by vote of the Company's Board of Directors or the Portfolio's Board of Trustees without shareholder approval. The Fund and the Portfolio each may not:

                  Statement of Additional Information Page 22

                            AIM GLOBAL INCOME FUNDS

        (1) Invest in securities of an issuer if the investment would cause the Fund or the Portfolio to own more than 10% of any class of securities of any one issuer (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (2) Invest in companies for the purpose of exercising control or management (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (3) Enter into a futures contract, an option on a futures contract or an option on foreign currency traded on a CFTC-regulated exchange, in each case other than for BONA FIDE hedging purposes (as defined by the CFTC), if the aggregate initial margin and premiums required to establish all of those positions (excluding the amount by which options are "in-the-money") exceeds 5% of the liquidation value of the Fund's or the Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund or the Portfolio has entered into;

        (4) Invest more than 10% of its total assets in shares of other investment companies and invest more than 5% of its total assets in any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company (provided, however, that the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives as the Fund);

        (5) Purchase securities on margin, provided that the Fund may obtain short-term credits as may be necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments; or

        (6) Mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Investors should refer to the Prospectus for further information with respect to each Fund's investment objectives, which may not be changed without the approval of shareholders and the Portfolio's investment objectives, which may be changed without the approval of investors in the Portfolio, and other investment policies and techniques, which may be changed without shareholder approval.

                  Statement of Additional Information Page 23

                            AIM GLOBAL INCOME FUNDS

                             EXECUTION OF PORTFOLIO
                                  TRANSACTIONS

--------------------------------------------------------------------------------

Subject to policies established by the Company's Board of Directors, the Sub-adviser is responsible for the execution of the Government Income and Strategic Income Funds' and the Portfolio's portfolio transactions and the selection of broker/ dealers that execute such transactions on behalf of these Funds and the Portfolio. In executing transactions, the Sub-adviser seeks the best net results for the Government Income and Strategic Income Funds and the Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Although the Sub-adviser generally seeks reasonably competitive commission rates and spreads, payment of the lowest commission or spread is not necessarily consistent with the best net results. While the Funds and the Portfolio may engage in soft dollar arrangements for research services, as described below, neither the Funds nor the Portfolio has any obligation to deal with any broker/dealer or group of broker/ dealers in the execution of portfolio transactions.

Debt securities generally are traded on a "net" basis with a dealer acting as principal for its own account without a stated commission, although the price of the security usually includes a profit to the dealer. U.S. and foreign government securities and money market instruments generally are traded in the OTC markets. In underwritten offerings, securities usually are purchased at a fixed price which includes an amount of compensation to the underwriter. On occasion, securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. Broker/dealers may receive commissions on futures, currency and options transactions.

Consistent with the interests of the Funds and the Portfolio, the Sub-adviser may select brokers to execute the Funds' and the Portfolio's portfolio transactions on the basis of the research and brokerage services they provide to the Sub-adviser for its use in managing the Funds and the Portfolio and its other advisory accounts. Such services may include furnishing analyses, reports and information concerning issuers, industries, securities, geographic regions, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Research and brokerage services received from such brokers are in addition to, and not in lieu of, the services required to be performed by the Sub-adviser under investment management and administration contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or the overall responsibility of the Sub-adviser to the Funds and the Portfolio and its other clients and that the total commissions paid by the Funds and the Portfolio will be reasonable in relation to the benefits received by the Funds and the Portfolio over the long term. Research services may also be received from dealers who execute Fund transactions in OTC markets.

The Sub-adviser may allocate brokerage transactions to broker/dealers who have entered into arrangements under which the broker/dealer allocates a portion of the commissions paid by the Funds or the Portfolio toward payment of the Funds' or the Portfolio's expenses, such as transfer agent and custodian fees.

Investment decisions for each Fund and the Portfolio and for other investment accounts managed by the Sub-adviser are made independently of each other in light of differing conditions. However, the same investment decision occasionally may be made for two or more of such accounts, including one or both Funds and the Portfolio. In such cases, simultaneous transactions may occur. Purchases or sales are then allocated as to price or amount in a manner deemed fair and equitable to all accounts involved. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds and the Portfolio are concerned, in other cases the Sub-adviser believes that coordination and the ability to participate in volume transactions will be beneficial to the Funds and the Portfolio.

Under a policy adopted by the Company's Board of Directors and the Portfolio's Board of Trustees, and subject to the policy of obtaining the best net results, the Sub-adviser may consider a broker/dealer's sale of the shares of the Funds and the other funds for which AIM or the Sub-adviser serves as investment manager in selecting brokers and dealers for the execution of portfolio transactions. This policy does not imply a commitment to execute portfolio transactions through all broker/dealers that sell shares of the Funds and such other funds.

                  Statement of Additional Information Page 24

                            AIM GLOBAL INCOME FUNDS

Each Fund and the Portfolio contemplates purchasing most foreign equity securities in over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. The fixed commissions paid in connection with most such foreign stock transactions generally are higher than negotiated commissions on United States transactions. There generally is less government supervision and regulation of foreign stock exchanges and brokers than in the United States. Foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign equity securities may be held by a Fund and the Portfolio in the form of American Depository Receipts ("ADRs"), American Depository Shares ("ADSs"), Continental Depository Receipts ("CDRs") or European Depository Receipts ("EDRs") or securities convertible into foreign equity securities. ADRs, ADSs, CDRs and EDRs may be listed on stock exchanges, or traded in the OTC markets in the United States or Europe, as the case may be. ADRs, like other securities traded in the United States, will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which the Funds and the Portfolio may invest generally are traded in the OTC markets.

The Funds and the Portfolio contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through certain companies that are affiliates of AIM and the Sub-adviser. The Company's Board of Directors has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which they are operating. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal years ended October 31, 1997, 1996 and 1995, the Portfolio paid aggregate brokerage commissions of $0, $86,600 and $0, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, the Government Income Fund paid aggregate brokerage commissions of $4,987, $24,663 and $0, respectively. For the fiscal years ended October 31, 1997, 1996 and 1995, the Strategic Income Fund paid aggregate brokerage commissions of $6,177, $85,404 and $0, respectively.

PORTFOLIO TRADING AND TURNOVER
Each Fund and the Portfolio engages in portfolio trading when the Sub-adviser concludes that the sale of a security owned by a Fund and the Portfolio and/or the purchase of another security of better value can enhance principal and/or increase income. A security may be sold to avoid any prospective decline in market value, or a security may be purchased in anticipation of a market rise. Consistent with each Fund's and the Portfolio's investment objectives, a security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities. Although the Funds and the Portfolio generally do not intend to trade for short-term profits, the securities in each Fund's and the Portfolio's portfolio will be sold whenever the Sub-adviser believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Portfolio turnover is calculated by dividing the lesser of sales or purchases of portfolio securities by each Fund's or the Portfolio's average month-end portfolio value, excluding short-term investments. Higher portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs that a Fund or the Portfolio will bear directly, and could result in the realization of net capital gains that would be taxable when distributed to shareholders. The portfolio turnover rates for the Government Income Fund, Strategic Income Fund and the Portfolio the last two fiscal years were as follows:

                                                                                                YEAR ENDED       YEAR ENDED
                                                                                               OCT. 31, 1997    OCT. 31, 1996
                                                                                              ---------------  ---------------
Government Income Fund......................................................................          241%             268%
Strategic Income Fund.......................................................................          149%             177%
High Income Portfolio.......................................................................          214%             290%

                  Statement of Additional Information Page 25

                            AIM GLOBAL INCOME FUNDS

                                 DIRECTORS AND
                               EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

The Company's Directors and Executive Officers and the Portfolio's Trustees and Executive Officers are listed below. The term "Directors" as used below refers to the Company's Directors and the Portfolio's Trustees collectively.

NAMES, POSITION(S) WITH THE                    PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS                  EXPERIENCE FOR PAST 5 YEARS
---------------------------------------------  --------------------------------------------------------------------------------
William J. Guilfoyle*, 39                      Mr. Guilfoyle is President, GT Global, Inc. since 1995; Director, GT Global
Director, Chairman of the Board and President  since 1991; Senior Vice President and Director of Sales and Marketing, GT Global
50 California Street                           from May 1992 to April 1995; Vice President and Director of Marketing, GT Global
San Francisco, CA 94111                        from 1987 to 1992; Director, Liechtenstein Global Trust AG (holding company of the various international GT companies) Advisory Board since January 1996;
                                               Director, G.T. Global Insurance Agency ("G.T. Insurance") since 1996; President and Chief Executive Officer, G.T. Insurance since 1995; Senior Vice President and Director, Sales and Marketing, G.T. Insurance from April 1995 to November
                                               1995; Senior Vice President, Retail Marketing, G.T. Insurance from 1992 to 1993.
                                               Mr. Guilfoyle is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the
                                               Sub-adviser.

C. Derek Anderson, 57                          Mr. Anderson is President, Plantagenet Capital Management, LLC (an investment
Director                                       partnership); Chief Executive Officer, Plantagenet Holdings, Ltd. (an investment
220 Sansome Street                             banking firm); Director, Anderson Capital Management, Inc. since 1988; Director,
Suite 400                                      PremiumWear, Inc. (formerly Munsingwear, Inc.) (a casual apparel company) and
San Francisco, CA 94104                        Director, "R" Homes, Inc. and various other companies. Mr. Anderson is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the Sub-adviser.

Frank S. Bayley, 58                            Mr. Bayley is a partner of the law firm of Baker & McKenzie, and serves as a
Director                                       Director and Chairman of C.D. Stimson Company (a private investment company).
Two Embarcadero Center                         Mr. Bayley is also a trustee of each of the other investment companies
Suite 2400                                     registered under the 1940 Act that is sub-advised or sub- administered by the
San Francisco, CA 94111                        Sub-adviser.

Arthur C. Patterson, 54                        Mr. Patterson is Managing Partner of Accel Partners (a venture capital firm). He
Director                                       also serves as a director of Viasoft and PageMart, Inc. (both public software
428 University Avenue                          companies), as well as several other privately held software and communications
Palo Alto, CA 94301                            companies. Mr. Patterson is also a trustee of each of the other investment companies registered under the 1940 Act that is sub-advised or sub-administered by the Sub-adviser.

Ruth H. Quigley, 63                            Miss Quigley is a private investor. From 1984 to 1986, she was President of
Director                                       Quigley Friedlander & Co., Inc. (a financial advisory services firm). Miss
1055 California Street                         Quigley is also a trustee of each of the other investment companies registered
San Francisco, CA 94108                        under the 1940 Act that is sub-advised or sub-administered by the Sub-adviser.

--------------
* Mr. Guilfoyle is an "interested person" of the Company as defined by the 1940 Act due to his affiliation with the Sub-adviser.

                  Statement of Additional Information Page 26

                            AIM GLOBAL INCOME FUNDS

NAMES, POSITION(S) WITH THE                    PRINCIPAL OCCUPATIONS AND BUSINESS
COMPANY/PORTFOLIO AND ADDRESS                  EXPERIENCE FOR PAST 5 YEARS
---------------------------------------------  --------------------------------------------------------------------------------
John J. Arthur+, 53                            Director, Senior Vice President and Treasurer, A I M Advisors, Inc.; Vice
Vice President                                 President and Treasurer, A I M Management Group Inc., A I M Capital Management,
                                               Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund Management
                                               Company.

Kenneth W. Chancey, 52                         Senior Vice President -- Mutual Fund Accounting, the Sub-adviser since 1997;
Vice President and Principal Accounting        Vice President -- Mutual Fund Accounting, the Sub-adviser from 1992 to 1997.
Officer
50 California Street
San Francisco, CA 94111

Melville B. Cox, 54                            Vice President and Chief Compliance Officer, A I M Advisors, Inc., A I M Capital
Vice President                                 Management, Inc., A I M Distributors, Inc., A I M Fund Services, Inc. and Fund
                                               Management Company.

Gary T. Crum, 50                               Director and President, A I M Capital Management, Inc.; Director and Senior Vice
Vice President                                 President, A I M Management Group Inc. and A I M Advisors, Inc.; and Director,
                                               A I M Distributors, Inc. and AMVESCAP PLC.

Robert H Graham, 51                            Director, President and Chief Executive Officer, A I M Management Group Inc.;
Vice President                                 Director and President, A I M Advisors, Inc.; Director and Senior Vice
                                               President, A I M Capital Management, Inc., A I M Distributors, Inc., A I M Fund
                                               Services, Inc. and Fund Management Company; Director, AMVESCAP PLC; Chairman of
                                               the Board of Directors and President, INVESCO Holdings Canada Inc.; and
                                               Director, AIM Funds Group Canada Inc. and INVESCO G.P. Canada Inc.

Helge K. Lee, 52                               Chief Legal and Compliance Officer -- North America, the Sub-adviser since
Vice President                                 October 1997; Executive Vice President of the Asset Management Division of
50 California Street                           Liechtenstein Global Trust since October 1996; Senior Vice President, General
San Francisco, CA 94111                        Counsel and Secretary of LGT Asset Management, Inc., INVESCO (NY) Inc., GT
                                               Global, GT Global Investor Services, Inc. and G.T. Insurance from May 1994 to
                                               October 1996; Senior Vice President, General Counsel and Secretary of
                                               Strong/Corneliuson Management, Inc. and Secretary of each of the Strong Funds from October 1991 through May 1994.

Carol F. Relihan+, 43                          Director, Senior Vice President, General Counsel and Secretary, A I M Advisors,
Vice President                                 Inc.; Vice President, General Counsel and Secretary, A I M Management Group
                                               Inc.; Director, Vice President and General Counsel, Fund Management Company;
                                               Vice President and General Counsel, A I M Fund Services, Inc.; and Vice
                                               President, A I M Capital Management, Inc. and A I M Distributors, Inc.

Dana R. Sutton, 39                             Vice President and Fund Controller, A I M Advisors, Inc.; and Assistant Vice
Vice President and Assistant                   President and Assistant Treasurer, Fund Management Company.
Treasurer

------------------
+   Mr. Arthur and Ms. Relihan are married to each other.

                  Statement of Additional Information Page 27

                            AIM GLOBAL INCOME FUNDS

The Board of Directors has a Nominating and Audit Committee, composed of Miss Quigley and Messrs. Anderson, Bayley and Patterson, which is responsible for nominating persons to serve as Directors, reviewing audits of the Company and its funds and recommending firms to serve as independent auditors of the Company. Each of the Directors and Officers of the Company is also a Director or Trustee and Officer of AIM Investment Portfolios Inc., AIM Floating Rate Fund, AIM Series Trust, AIM Growth Series, AIM Eastern Europe Fund, GT Global Variable Investment Trust, GT Global Variable Investment Series, Global Investment Portfolio, Floating Rate Portfolio and Growth Portfolio, which also are registered investment companies advised by AIM and sub-advised by the Sub-adviser. Each Director, Trustee and Officer serves in total as a Director, Trustee and Officer, respectively, of 12 registered investment companies with 47 series managed or administered by AIM and sub-advised or sub-administered by the Sub-adviser or an affiliate thereof. Each Director who is not a director, officer or employee of the Sub-adviser or any affiliated company is paid aggregate fees of $5,000 a year, plus $300 per Fund for each meeting of the Board attended, and reimbursed travel and other expenses incurred in connection with attendance at such meetings. Other Directors and Officers receive no compensation or expense reimbursement from the Company. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers, or employees of the Sub-adviser or any affiliated company, received total compensation of $38,650, $38,650, $27,850 and $38,650, respectively, from the Company for their services as Directors. For the fiscal year ended October 31, 1997, Mr. Anderson, Mr. Bayley, Mr. Patterson and Miss Quigley, who are not directors, officers or employees of the Sub-adviser or any other affiliated company, received total compensation of $117,304, $114,386, $88,350 and $111,688, respectively, from the investment companies managed or administered by AIM and sub-advised or sub-advised by the Sub-adviser for which he or she serves as a Director or Trustee. Fees and expenses disbursed to the Directors contained no accrued or payable pension or retirement benefits. As of May 7, 1998, the Officers and Directors and their families as a group owned in the aggregate beneficially or of record less than 1% of the outstanding shares of the Funds or of all the Company's series in the aggregate.

                  Statement of Additional Information Page 28

                            AIM GLOBAL INCOME FUNDS

                                   MANAGEMENT

--------------------------------------------------------------------------------

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES
AIM  serves  as the  Government Income  Fund's and  the Strategic  Income Fund's
investment manager and administrator under an investment management and administration contract between the Company and AIM ("Company Management Contract"). The Sub-adviser serves as the Portfolio's sub-adviser and sub-administrator under a Sub-Advisory and Sub-Administration Agreement between AIM and the Sub-adviser ("Portfolio Management Sub-Contract," and together with the Portfolio Management Contract, the "Portfolio Management Contracts"). AIM serves as the Portfolio's investment manager and administrator under an Investment Management and Administration Contract between the Portfolio and AIM ("Portfolio Management Contract") (collectively, "Management Contracts"). The Sub-adviser serves as sub-administrator to each Feeder Fund under a sub-administration contract between AIM and the Sub-adviser ("Administration Sub-Contract," and together with the Administration Contract, the "Administration Contracts"). AIM serves as the High Income Fund's administrator under an Administration Contract ("Administration Contract") between the Company and AIM. The Sub-adviser serves as the sub-adviser and sub-administrator to the Government Income Fund and Strategic Income Fund under a Sub-Advisory and Sub-Administration Contract between AIM and the Sub-adviser ("Sub-Management Contract," and together with the Management Contract, the "Management Contracts"). The Administration Contracts will not be deemed advisory contracts, as defined under the 1940 Act. As investment managers and administrators, AIM and the Sub-adviser make all investment decisions for the Government Income Fund, the Strategic Income Fund and the Portfolio and as administrators, AIM and the Sub-adviser administer each Fund's and the Portfolio's affairs. Among other things, AIM and the Sub-adviser furnish the services and pay the compensation and travel expenses of persons who perform the executive, administrative, clerical and bookkeeping functions of the Company, the Funds, and the Portfolio and provide suitable office space, necessary small office equipment and utilities.

The Management Contracts may be renewed for one-year terms, provided that any such renewal has been specifically approved at least annually by: (i) the Company's Board of Directors or the Portfolio's Board of Trustees, as applicable, or by the vote of a majority of the Fund's or the Portfolio's outstanding voting securities (as defined in the 1940 Act), and (ii) a majority of Directors or Trustees who are not parties to the Management Contracts or the Administration Contracts, as applicable, or "interested persons" of any such party (as defined in the 1940 Act), cast in person at a meeting called for the specific purpose of voting on such approval. The Management Contracts provide that with respect to the Government Income Fund, the Strategic Income Fund and the Portfolio, and the Administration Contracts provide that with respect to the High Income Fund, either the Company, the Portfolio or each of AIM or the Sub-adviser may terminate the Contracts without penalty upon sixty days' written notice to the other party. The Management Contracts and the Administration Contracts terminate automatically in the event of their assignment (as defined in the 1940 Act).

In each of the last three fiscal years the Government Income Fund paid investment management and administration fees to the Sub-adviser in the following amounts:

YEAR ENDED OCTOBER 31,                                                                                        AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1997.......................................................................................................   $ 2,403,043
1996.......................................................................................................     3,672,503
1995.......................................................................................................     4,946,971

In each of the last three fiscal years the Strategic Income Fund paid investment management and administration fees to the Sub-adviser in the following amounts:

YEAR ENDED OCTOBER 31,                                                                                        AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1997.......................................................................................................   $ 3,474,804
1996.......................................................................................................     3,807,689
1995.......................................................................................................     4,293,053

                  Statement of Additional Information Page 29

                            AIM GLOBAL INCOME FUNDS

In each of the last three fiscal years the High Income Portfolio paid investment management and administration fees to the Sub-adviser in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1997.......................................................................................................   $ 2,971,167
1996.......................................................................................................     3,014,924
1995.......................................................................................................     2,411,786

In each of the last three fiscal years the High Income Fund paid administration fees to the Sub-adviser in the following amounts:

                                          YEAR ENDED OCTOBER 31,                                              AMOUNT PAID
-----------------------------------------------------------------------------------------------------------  -------------
1997.......................................................................................................   $ 1,136,471
1996.......................................................................................................     1,015,220
1995.......................................................................................................       860,884

DISTRIBUTION SERVICES
Each Fund's Class A and Class B shares are offered continuously through each Fund's principal underwriter and distributor, AIM Distributors, on a "best efforts" basis pursuant to separate distribution contracts between the Company and AIM Distributors.

As described in the Prospectus, on May 29, 1998, the Company adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to the Class A shares of each Fund (the "Class A Plan"). At the same time, the Company also adopted a Master Distribution Plan pursuant to Rule 12b-1 under the 1940 Act relating to Class B shares of each Fund (the "Class B Plan," and together with the Class A Plan, the "Plans"). The rate of payments by the Funds under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class.

BOTH PLANS. Pursuant to an incentive program, AIM Distributors may enter into agreements ("Shareholder Service Agreements") with investment dealers selected from time to time by AIM Distributors for the provision of distribution assistance in connection with the sale of the Funds' shares to such dealers' customers, and for the provision of continuing personal shareholder services to customers who may from time to time directly or beneficially own shares of the Funds. The distribution assistance and continuing personal shareholder services to be rendered by dealers under the Shareholder Service Agreements may include, but shall not be limited to, the following: distributing sales literature; answering routine customer inquiries concerning the Funds; assisting customers in changing dividend options, account designations and addresses, and in enrolling in any of several special investment plans offered in connection with the purchase of the Funds' shares; assisting in the establishment and maintenance of customer accounts and records and in the processing of purchase and redemption transactions; investing dividends and any capital gains distributions automatically in the Funds' shares; and providing such other information and services as the Funds or the customer may reasonably request.

Under the Plans, in addition to the Shareholder Service Agreements authorizing payments to selected dealers, banks may enter into Shareholder Service Agreements authorizing payments under the Plans to be made to banks that provide services to their customers who have purchased shares. Services provided pursuant to Shareholder Service Agreements with banks may include some or all of the following: answering shareholder inquiries regarding a Fund and the Company; performing sub-accounting; establishing and maintaining shareholder accounts and records; processing customer purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by the bank; forwarding applicable prospectuses, proxy statements, reports and notices to bank clients who hold Fund shares; and such other administrative services as a Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. Similar agreements may be permitted under the Plans for institutions that provide recordkeeping for and administrative services to 401(k) plans.

Financial intermediaries and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another.

Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate of 0.25% of the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees calculated in this manner shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the

                  Statement of Additional Information Page 30

                            AIM GLOBAL INCOME FUNDS
close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Plans conform to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset-based sales charges, that may be paid by the Funds and their respective classes.

AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

As described in the Prospectus, the Company has adopted a separate Distribution Plan for each class of each Fund in accordance with Rule 12b-1 under the 1940 Act (each a "Class A Plan" and "Class B Plan," respectively, and collectively, "Plans"). The rate of payments by each Fund under the Plans, as described in the Prospectus, may not be increased without the approval of the majority of the outstanding voting securities of the affected class. All expenses for which GT Global is reimbursed under a Class A Plan will have been incurred within one year of such reimbursement. The following table discloses payments made by each Fund to their former distributor, GT Global, Inc. ("GT Global") under the prior Class A Plan and the Class B Plan for the fiscal year ended October 31, 1997.

                                                                                                 CLASS A        CLASS B
                                                                                              -------------  -------------
                                                                                               AMOUNT PAID    AMOUNT PAID
                                                                                              -------------  -------------
Government Income Fund......................................................................      $672,237    $ 1,392,802
Strategic Income Fund.......................................................................      $560,886    $ 3,185,408
High Income Fund............................................................................      $605,133    $ 2,653,190

In approving the Plans, the Directors determined that the adoption of the Class B Plan or continuation of the Class A Plan, as applicable, was in the best interests of the shareholders of the Funds. Agreements related to the Plans also must be approved by such vote of the Directors, including a majority of the Directors who are not "interested persons" of the Company (as defined in the 1940 Act) and who have no direct or indirect financial interests in the operation of the Plans, or in any agreement related thereto.

Each Plan requires that, at least quarterly, the Directors will review the amounts expended thereunder and the purposes for which such expenditures were made. Each Plan requires that so long as it is in effect the selection and nomination of Directors who are not "interested persons" of the Company will be committed to the discretion of the Directors who are not "interested persons" of the Company, as defined in the 1940 Act.

As discussed in the Prospectus, AIM Distributors collects sales charges on sales of Class A shares of the Funds, retains certain amounts of such charges and reallows other amounts of such charges to broker/dealers who sell shares.

The following tables review the extent of such activity on the part of GT Global, the Funds' former distributor, during the last three fiscal years:

                                                                               SALES CHARGES   AMOUNTS     AMOUNTS
YEAR ENDED OCT. 31, 1997                                                         COLLECTED    RETAINED    REALLOWED
-----------------------------------------------------------------------------  -------------  ---------  -----------
Government Income Fund.......................................................      $ 67,477     $10,240     $ 57,237
Strategic Income Fund........................................................       111,949      29,451       82,498
High Income Fund.............................................................       199,201      65,982      133,219

                                                                               SALES CHARGES   AMOUNTS     AMOUNTS
YEAR ENDED OCT. 31, 1996                                                         COLLECTED    RETAINED    REALLOWED
-----------------------------------------------------------------------------  -------------  ---------  -----------
Government Income Fund.......................................................      $ 88,272     $15,917     $ 72,355
Strategic Income Fund........................................................        87,192      23,580       63,612
High Income Fund.............................................................       194,072      69,243      124,829

                                                                               SALES CHARGES   AMOUNTS     AMOUNTS
YEAR ENDED OCT. 31, 1995                                                         COLLECTED    RETAINED    REALLOWED
-----------------------------------------------------------------------------  -------------  ---------  -----------
Government Income Fund.......................................................      $305,067     $58,490     $246,577
Strategic Income Fund........................................................       399,242      68,458      330,784
High Income Fund.............................................................       537,880      67,403      470,477

                  Statement of Additional Information Page 31

                            AIM GLOBAL INCOME FUNDS

AIM Distributors receives any contingent deferred sales charges ("CDSCs") payable with respect to redemptions of Class B shares and certain Class A shares. The following table discloses the amount of CDSCs collected by GT Global, the funds' prior distributor, with regard to the GT Global Income Funds for the periods shown.

                             GOVERNMENT INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCT. 31,                                                                    COLLECTED
-----------------------------------------------------------------------------------  -------------
1997...............................................................................    $1,123,616
1996...............................................................................    1,467,051
1995...............................................................................    1,596,085

                             STRATEGIC INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCT. 31,                                                                    COLLECTED
-----------------------------------------------------------------------------------  -------------
1997...............................................................................    $1,750,253
1996...............................................................................    1,925,586
1995...............................................................................    1,337,974

                                HIGH INCOME FUND

                                                                                         CDSCS
YEAR ENDED OCT. 31,                                                                    COLLECTED
-----------------------------------------------------------------------------------  -------------
1997...............................................................................    $1,617,145
1996...............................................................................    1,739,271
1995...............................................................................    2,443,970

TRANSFER AGENCY AND ACCOUNTING AGENCY SERVICES
The Transfer Agent has been retained by the Funds to perform shareholder servicing, reporting and general transfer agent functions for them. For these services, the Transfer Agent receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. The Transfer Agent also is reimbursed by each Fund, for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies. The Sub-adviser also serves as each Fund's pricing and accounting agent. As of October 31, 1997, October 31, 1996 and October 31, 1995, the Fund paid accounting services fees to the Sub-adviser of Government Income Fund, Strategic Income Fund and High Income Fund $85,149, $127,205 and $40,218; $123,309, $131,517 and $34,980; and $116,607, $101,697 and $22,563,
respectively.

EXPENSES OF THE FUNDS AND THE PORTFOLIO
Each Fund and the Portfolio pays all expenses not assumed by AIM, the Sub-adviser, AIM Distributors and other agents. These expenses include, in addition to the advisory, distribution, transfer agency, pricing and accounting agent and brokerage fees discussed above, legal and audit expenses, custodian fees, directors' fees, organizational fees, fidelity bond and other insurance premiums, taxes, extraordinary expenses and the expenses of reports and prospectuses sent to existing investors. The allocation of general Company expenses and expenses shared by the Funds and other funds organized as series of the Company are allocated on a basis deemed fair and equitable, which may be based on the relative net assets of the Funds or the nature of the services performed and relative applicability to each Fund. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. The ratio of each Fund's and the Portfolio's expenses to its relative net assets can be expected to be higher than the expense ratios of funds investing solely in domestic securities, since the cost of maintaining the custody of foreign securities and the rate of investment management fees paid by each Fund and the Portfolio generally are higher than the comparable expenses of such other funds.

                  Statement of Additional Information Page 32

                            AIM GLOBAL INCOME FUNDS

                            VALUATION OF FUND SHARES

--------------------------------------------------------------------------------

As described in the Prospectus, each Fund's net asset value per share for each class of shares is determined at the close of regular trading on the New York Stock Exchange ("NYSE") (currently, 4:00 p.m. Eastern Time, unless weather, equipment failure or other factors contribute to an earlier closing business time) on each business day the NYSE is open for business. Currently, the NYSE is closed on weekends and on certain days relating to the following holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each Fund's and the Portfolio's portfolio securities and other assets are valued as follows:

Equity securities, including ADRs, ADSs and EDRs, which are traded on stock exchanges are valued at the last sale price on the exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Sub-adviser to be the primary market.

Long-term debt obligations are valued at the mean of representative quoted bid or asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Sub-adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term debt investments are amortized to maturity based on their cost, adjusted for foreign exchange translation, provided such valuations represent fair value.

Options on indices, securities and currencies purchased by a Fund or the Portfolio are valued at their last bid price in the case of listed options or, in the case of OTC options, at the average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. When market quotations for futures and options on futures held by a Fund or the Portfolio are readily available, those positions will be valued based upon such quotations.

Securities and other assets for which market quotations are not readily available (including restricted securities which are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Fund in connection with such disposition). In addition, specific factors also are generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

The fair value of any other assets is added to the value of all securities positions to arrive at the value of a Fund's or the Portfolio's total assets. The Fund's or the Portfolio's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of a Fund's or the Portfolio's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearer cent, is the net asset value per share.

Any assets or liabilities initially denominated in terms of foreign currencies are translated into U.S. dollars at the official exchange rate or at the mean of the current bid and asked prices of such currencies against the U.S. dollar last quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If none of these alternatives are available or none are deemed to provide a suitable methodology for converting a foreign currency into U.S. dollars, the Board of Directors, in good faith, will establish a conversion rate for such currency.

European, Far Eastern or Latin American securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the

                  Statement of Additional Information Page 33

                            AIM GLOBAL INCOME FUNDS
NYSE is not  open. Consequently, the  calculation of the  Funds' respective  net
asset   values  therefore  may   not  take  place   contemporaneously  with  the
determination of the prices of securities held by the Funds. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Funds' net asset values unless the Sub-adviser, under the supervision of the Company's Board of Directors, determines that the particular event would materially affect net asset value. As a result, a Fund's net asset value may be significantly affected by such trading on days when a shareholder cannot purchase or redeem shares of the Fund.

--------------------------------------------------------------------------------

                       INFORMATION RELATING TO SALES AND
                                  REDEMPTIONS

--------------------------------------------------------------------------------

PAYMENT AND TERMS OF OFFERING
Payment for Class A or Class B shares of a Fund purchased should accompany the purchase order, or funds should be wired to the Transfer Agent as described in the Prospectus. Payment, other than by wire transfer, must be made by check or money order drawn on a U.S. bank. Checks or money orders must be payable in U.S. dollars.

As a condition of this offering, if an order to purchase either class of shares is cancelled due to nonpayment (for example, because a check is returned for insufficient funds), the person who made the order will be responsible for any loss incurred by a Fund by reason of such cancellation, and if such purchaser is a shareholder, the Fund shall have the authority as agent of the shareholder to redeem shares in his or her account at their then-current net asset value per share to reimburse that Fund for the loss incurred. Investors whose purchase orders have been cancelled due to nonpayment may be prohibited from placing future orders.

Each Fund reserves the right at any time to waive or increase the minimum requirements applicable to initial or subsequent investments with respect to any person or class of persons. An order to purchase shares is not binding on a Fund until it has been confirmed in writing by the Transfer Agent (or other arrangements made with the Fund, in the case of orders utilizing wire transfer of funds, as described above) and payment has been received. To protect existing shareholders, each Fund reserves the right to reject any offer for a purchase of shares by any individual.

AUTOMATIC INVESTMENT PLAN -- CLASS A SHARES AND CLASS B SHARES
To establish participation in a Fund's Automatic Investment Plan ("AIP"), investors or their broker/dealers should specify whether the investment will be in Class A shares or Class B shares and send the following documents to the Transfer Agent: (1) an AIP Application; (2) a Bank Authorization Form; and (3) a voided personal check from the pertinent bank account. The necessary forms are provided at the back of the Funds' Prospectus. Provided that an investor's bank accepts the Bank Authorization Form, investment amounts will be drawn on the designated dates (monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects) in order to purchase full and fractional shares of the designated Fund at the public offering price determined on that day. If the 25th day falls on a Saturday, Sunday or holiday, shares will be purchased on the next business day. If an investor's check is returned because of insufficient funds, a stop payment order or the account is closed, the AIP may be discontinued, and any share purchase made upon deposit of such check may be cancelled. Furthermore, the shareholder will be liable for any loss incurred by a Fund by reason of such cancellation. Investors should allow one month for the establishment of an AIP. An AIP may be terminated by the Transfer Agent or a Fund upon thirty days' written notice or by the participant, at any time, without penalty, upon written notice to the pertinent Fund or the Transfer Agent.

LETTER OF INTENT -- CLASS A SHARES
A Letter of Intent ("LOI") is not a binding obligation to purchase the indicated amount. While Class A shares are held in escrow under an LOI to ensure payment of applicable sales charges if the indicated amount is not met, all dividends and other distributions on the escrowed shares will be reinvested in additional Class A shares or paid in cash, as specified by the shareholder. If the intended investment is not completed within the specified thirteen-month period, the purchaser must remit to AIM Distributors the difference between the sales charge actually paid and the sales charge that would have been applicable if the total Class A purchases had been made at a single time. If this amount is not paid to AIM Distributors within twenty days after written request, the appropriate number of escrowed shares will be redeemed and the proceeds paid to AIM Distributors.

                  Statement of Additional Information Page 34

                            AIM GLOBAL INCOME FUNDS

Any investor that entered into a LOI prior to June 1, 1998, under which the indicated amount is not met, will be subject to the sales charge schedule that was in effect when the LOI was entered into.

A registered investment adviser, trust company or trust department seeking to execute an LOI as a single purchaser with respect to accounts over which it exercises investment discretion is required to provide the Transfer Agent with information establishing that it has discretionary authority with respect to the money invested (e.g., by providing a copy of the pertinent investment advisory agreement). Class A shares purchased in this manner must be registered with the Transfer Agent so that only the investment adviser, trust company or trust department, and not the beneficial owner, will be able to place purchase, redemption and exchange orders.

INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") AND OTHER TAX-DEFERRED PLANS
Class A or Class B shares of a Fund may be purchased as the underlying investment for an IRA meeting the requirements of sections 408(a), 408A or 530 of the Code, as well as for qualified retirement plans described in Code Section 401 and custodial accounts complying with Code Section 403(b)(7).

IRAS: If you have earned income from employment (including self-employment), you can contribute each year to an IRA up to the lesser of (1) $2,000 for yourself or $4,000 for you and your spouse, regardless of whether your spouse is employed, or (2) 100% of compensation. Some individuals may be able to take an income tax deduction for the contribution. Regular contributions may not be made for the year you become 70 1/2 or thereafter. Unless your and your spouse's earnings exceed a certain level, you also may establish an "Education IRA" and/or a "Roth IRA." Although contributions to these new types of IRAs are nondeductible, withdrawals from them will be tax-free under certain circumstances. Please consult your tax adviser for more information. IRA applications are available from brokers or AIM Distributors.

ROLLOVER IRAS: Individuals who receive distributions from qualified retirement plans (other than required distributions) and who wish to keep their savings growing tax-deferred can roll over (or make a direct transfer of) their distribution to a Rollover IRA. These accounts can also receive rollovers or transfers from an existing IRA. If an "eligible rollover distribution" from a qualified employer-sponsored retirement plan is not directly rolled over to an IRA (or certain qualified plans), withholding at the rate of 20% will be required for federal income tax purposes. A distribution from a qualified plan that is not an "eligible rollover distribution," including a distribution that is one of series of substantially equal periodic payments, generally is subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless you elect not to have any withholding apply. Please consult your tax adviser for more information.

SEP-IRAS: Simplified employee pension plans ("SEPs" or "SEP-IRAs") provide self-employed individuals (and any eligible employees) with benefits similar to Keogh plans (I.E., self-employed individual retirement plans) or Code Section 401(k) plans, but with fewer administrative requirements and therefore potentially lower annual administration expenses.

CODE SECTION 403(b)(7) CUSTODIAL ACCOUNTS: Employees of public schools and most other tax-exempt organizations can make pre-tax salary reduction contributions to these accounts.

PROFIT-SHARING  (INCLUDING   SECTION   401(k))  AND   MONEY   PURCHASE   PENSION
PLANS: Corporations and other employers can sponsor these qualified defined contribution plans for their employees. A Section 401(k) plan, a type of profit-sharing plan, additionally permits the eligible, participating employees to make pre-tax salary reduction contributions to the plan (up to certain limits).

SIMPLE PLANS: Employers with no more than 100 employees that do not maintain another retirement plan may establish a Savings Incentive Match Plan for Employees ("SIMPLE") either as separate IRAs or as part of a Section 401(k) plan. SIMPLEs are not subject to the complicated nondiscrimination rules that generally apply to qualified retirement plans.

EXCHANGES BETWEEN FUNDS
Shares of a Fund may be exchanged for shares of the corresponding class of other AIM/GT Funds, based on their respective net asset values without imposition of any sales charges, provided that the registration remains identical. The exchange privilege is not an option or right to purchase shares but is permitted under the current policies of the respective AIM/GT Funds. The privilege may be discontinued or changed at any time by any of those funds upon sixty days' prior notice to the shareholders of the fund and is available only in states where the exchange may be made legally. Before purchasing shares through the exercise of the exchange privilege, a shareholder should obtain and read a copy of the prospectus of the fund to be purchased and should consider its investment objective(s).

                  Statement of Additional Information Page 35

                            AIM GLOBAL INCOME FUNDS

SALES CHARGE WAIVERS FOR SHARES PURCHASED PRIOR TO JUNE 1, 1998
Class A shares that are subject to a contingent deferred sales charge and that were purchased before June 1, 1998 are entitled to the following waivers from the contingent deferred sales charge otherwise due upon redemption: (1) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2; (2) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement plan; (3) when a redemption results from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or from the death or disability of the employee; (4) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily;
(5) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in AIM/GT Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in AIM/GT Funds; (6) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (7) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (8) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder; (9) redemptions made in connection with a distribution from any retirement plan or account that involves the return of an excess deferral amount pursuant to Section 401(k)(8) or Section 402(g)(2) of the Code;
(10) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation
Section 1.401(k)-1(d)(2)); and (11) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

Class B shares purchased before June 1, 1998 are subject to the following waivers from the contingent deferred sales charge otherwise due upon redemption, in addition to the waivers provided for redemptions of currently issued Class B shares as described in the Prospectus: (1) total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement; (2) minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age 70 1/2;
(3) a one-time reinvestment in Class B shares of a Fund within 180 days of a prior redemption; (4) redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in AIM/GT Funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in AIM/GT Funds; (5) redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan; (6) redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan; (7) redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code and the regulations promulgated thereunder; (8) redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and (9) redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

TELEPHONE REDEMPTIONS
A corporation or partnership wishing to utilize telephone redemption services must submit a "Corporate Resolution" or "Certificate of Partnership" indicating the names, titles and the required number of signatures of persons authorized to act on its behalf. The certificate must be signed by a duly authorized officer(s) and, in the case of a corporation, the corporate seal affixed. All shareholders may request that redemption proceeds be transmitted by bank wire directly to the shareholder's predesignated account at a domestic bank or savings institution, if the proceeds are at least $500. Costs in connection with the administration of this service, including wire charges, currently are borne by the appropriate Fund. Proceeds of less than $500 will be mailed to the shareholder's registered address of record. The Funds and the Transfer Agent reserve the right to refuse any telephone instructions and may discontinue the aforementioned redemption options upon fifteen days' written notice.

SYSTEMATIC WITHDRAWAL PLAN
Shareholders of a Fund owning Class A or Class B shares with a value of $10,000 or more, may establish a Systematic Withdrawal Plan ("SWP"). Under a SWP, a shareholder will receive monthly or quarterly payments, in amounts of not less than $100 per payment, through the automatic redemption of the necessary number of shares on the designated dates

                  Statement of Additional Information Page 36

                            AIM GLOBAL INCOME FUNDS
(monthly on the 25th day or beginning quarterly on the 25th day of the month the investor first selects). If the 25th day falls on a Saturday, Sunday or holiday, the redemption will take place on the prior business day. Certificates, if any, for the shares being redeemed must be held by the Transfer Agent. Checks will be made payable to the designated recipient and mailed within seven days. If the recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the SWP application (see "How to Redeem Shares" in the Prospectuses). A corporation (or partnership) also must submit a "Corporation Resolution" or "Certificate of Partnership" indicating the names, titles and signatures of the individuals authorized to act on its behalf, and the SWP application must be signed by a duly authorized officer(s) and the corporate seal affixed.

With respect to a SWP, the maximum annual SWP withdrawal is 12% of the initial account value. Withdrawals in excess of 12% of the initial account value annually may result in assessment of a contingent deferred sales charge. See "How to Invest" in the Prospectus.

Shareholders should be aware that such systematic withdrawals may deplete or use up entirely the initial investment and result in the realization of long-term or short-term capital gains or losses. The SWP may be terminated at any time by the Transfer Agent or a Fund upon thirty days' written notice or by a shareholder upon written notice to a Fund or the Transfer Agent. Applications and further details regarding establishment of a SWP are provided at the back of the Funds' Prospectus.

SUSPENSION OF REDEMPTION PRIVILEGES
The Funds may suspend redemption privileges or postpone the date of payment for more than seven days after a redemption order is received during any period (1) when the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as directed by the SEC, (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Funds to dispose of securities owned by them or fairly to determine the value of their assets, or (3) as the SEC may otherwise permit.

REDEMPTIONS IN KIND
It is possible that conditions may arise in the future which would, in the opinion of the Company's Board of Directors, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in portfolio securities or other property of a Fund, so-called "redemption in kind." Payments of redemption in kind will be made in readily marketable securities. Such securities would be valued at the same value assigned to them in computing the net asset value per share. Shareholders receiving such securities would incur brokerage costs in selling any such securities so received. However, despite the foregoing, the Company has filed with the SEC an election pursuant to Rule 18f-1 under the 1940 Act. This means that each Fund will pay in cash all requests for redemption made by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of such period. This election is irrevocable so long as Rule 18f-1 remains in effect, unless the SEC by order upon application permits the withdrawal of such election.

--------------------------------------------------------------------------------

                                     TAXES

--------------------------------------------------------------------------------

TAXATION OF THE FUNDS
Each Fund is treated as a separate corporation for federal income tax purposes. To continue to qualify for treatment as a regulated investment company ("RIC") under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, Futures or Forward Contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the

                  Statement of Additional Information Page 37

                            AIM GLOBAL INCOME FUNDS
value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. The High Income Fund, as an investor in the Portfolio, is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements described above to qualify as a RIC.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

See "Taxation of Certain Investment Activities" below for a discussion of the tax consequences to the High Income Fund of hedging transactions engaged in, and investments in passive foreign investment companies ("PFICs") and other foreign securities by, the Portfolio.

TAXATION OF THE PORTFOLIO -- GENERAL
The Portfolio is treated as a partnership for federal income tax purposes and is not a "publicly traded partnership." As a result, the Portfolio is not subject to federal income tax; instead, the High Income Fund, as an investor in the Portfolio, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any cash distributions from the Portfolio. The Portfolio also is not subject to Delaware income or franchise tax.

Because, as noted above, the High Income Fund is deemed to own a proportionate share of the Portfolio's assets, and to earn a proportionate share of the Portfolio's income, for purposes of determining whether that Fund satisfies the requirements to qualify as a RIC, the Portfolio intends to conduct its operations so that the High Income Fund will be able to continue to satisfy all those requirements.

Distributions to the High Income Fund from the Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in that Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds that Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of that Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, and (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables. The High Income Fund's basis for its interest in the Portfolio generally will equal the amount of cash and the basis of any property that Fund invests in the Portfolio, increased by that Fund's share of the Portfolio's net income and gains and decreased by (a) the amount of cash and the basis of any property the Portfolio distributes to that Fund and (b) that Fund's share of the Portfolio's losses.

TAXATION OF CERTAIN INVESTMENT ACTIVITIES
For purposes of the following discussion, "Investor Fund" means the Government Income Fund, the Strategic Income Fund or the Portfolio.

    FOREIGN TAXES. Interest and dividends received by an Investor Fund, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's assets) at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by it (taking into account, in the case of the High Income Fund, its proportionate share of any foreign taxes paid by the Portfolio) (a "Fund's foreign taxes"). Pursuant to the election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of the Fund's foreign taxes, (2) treat his share of those taxes and of any dividend paid by the Fund that represents its income from foreign and U.S. possessions sources (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's income from those sources) as his own income from those sources and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's income) from sources within foreign countries and U.S. possessions

                  Statement of Additional Information Page 38

                            AIM GLOBAL INCOME FUNDS
if it makes this election. Pursuant to the Taxpayer Relief Act of 1997 ("Tax Act"), individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

    PASSIVE FOREIGN INVESTMENT COMPANIES. Each Investor Fund may invest in the stock of PFICs. A PFIC is a foreign corporation -- other than a "controlled foreign corporation" (I.E., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly or constructively, by "U.S. shareholders," defined as U.S. persons that own, directly, indirectly or constructively, at least 10% of that voting power) as to which the Investor Fund is a U.S. shareholder (effective for their taxable year beginning November 1, 1998) -- that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a part (or, in the case of the High Income Fund, its proportionate share of a part) of any "excess distribution" received by it (or, in the case of the High Income Fund, by the Portfolio) on the stock of a PFIC or of any gain on the Fund's (or, in the case of the High Income Fund, the Portfolio's) disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to the Fund to the extent it distributes that income to its shareholders.

If an Investor Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Investor Fund (or, in the case of the Portfolio, the High Income Fund) would be required to include in income each year its pro rata share (taking into account, in the case of the High Income Fund, its proportionate share of the Portfolio's pro rata share) of the QEF's ordinary earnings and net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Investor Fund (or, in the case of the Portfolio, the High Income Fund) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received thereby from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A holder of stock in any PFIC may elect to include in ordinary income for each taxable year beginning after 1997 the excess, if any, of the fair market value of the stock over the adjusted basis therein as of the end of that year. Pursuant to the election, a deduction (as an ordinary, not capital, loss) also will be allowed for the excess, if any, of the holder's adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included in income for prior taxable years. The adjusted basis in each PFIC's stock subject to the election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Regulations proposed in 1992 provided a similar election with respect to the stock of certain PFICs.

    OPTIONS, FUTURES AND FOREIGN CURRENCY TRANSACTIONS. The Investors Funds' use of hedging transactions, such as selling (writing) and purchasing options and Futures Contracts and entering into Forward Contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses an Investor Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, Futures and Forward Contracts derived by an Investor Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement for that Investor Fund (or, in the case of the Portfolio, the High Income Fund).

Futures and Forward Contracts that are subject to Section 1256 of the Code (other than those that are part of a "mixed straddle") ("Section 1256 Contracts") and that are held by an Investor Fund at the end of its taxable year generally will be deemed to have been sold at that time at market value for federal income tax purposes. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. That 60% portion will qualify for the reduced maximum tax rates on noncorporate taxpayers' net capital gain enacted by the Tax Act -- 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months -- instead of the 28% rate in effect before that legislation, which now applies to gain recognized on capital assets held for more than one year but not more than 18 months.

Section 988 of the Code also may apply to gains and losses from transactions in foreign currencies, foreign-currency-denominated debt securities and options, Futures and Forward Contracts on foreign currencies ("Section 988" gains and losses). Each Section 988 gain or loss generally is computed separately and treated as ordinary income or loss. In the case

                  Statement of Additional Information Page 39

                            AIM GLOBAL INCOME FUNDS
of overlap between sections 1256 and 988, special provisions determine the character and timing of any income, gain or loss. Each Investor Fund attempts to monitor section 988 transactions to minimize any adverse tax impact.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, Futures or Forward Contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or Futures or Forward Contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

The Strategic Income Fund and the Portfolio each may acquire zero coupon or other securities issued with original issue discount ("OID"). As a holder of those securities, that Fund and the Portfolio (and, through it, the High Income
Fund) each must include in its income the portion of the OID that accrues on the securities during the taxable year, even if no corresponding payment on them is received during the year. Similarly, the Strategic Income Fund and the Portfolio each must include in its gross income securities it receives as "interest" on payment-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, either of them may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives (or, in the case of the High Income Fund, its share of the total amount of cash the Portfolio actually receives). Those distributions will be made from the Fund's (or, in the case of the High Income Fund, its, or its share of the Portfolio's) cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund may (directly or through the Portfolio) realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

TAXATION OF THE FUNDS' SHAREHOLDERS
Dividends and other distributions declared by a Fund in, and payable to shareholders of record as of a date in, October, November or December of any year will be deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

A portion of the dividends from a Fund's investment company taxable income (whether paid in cash or reinvested in additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by a Fund (directly or through the Portfolio) from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply, however, to a dividend paid by a Fund to a foreign shareholder that is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply. A distribution of net capital gain by a Fund to a foreign shareholder generally will be subject to U.S. federal income tax (at the rates applicable to domestic persons) only if the distribution is "effectively connected" or the foreign shareholder is treated as a resident alien individual for federal income tax purposes.

The foregoing is a general and abbreviated summary of certain federal tax considerations affecting the Funds, their shareholders and the Portfolio.
Investors are urged to consult their own tax advisers for more detailed information and for information regarding any foreign, state and local taxes applicable to distributions received from a Fund.

                  Statement of Additional Information Page 40

                            AIM GLOBAL INCOME FUNDS

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

AIM was organized in 1976, and along with its subsidiaries, manages or advises approximately 90 investment company portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of A I M Management Group Inc. ("AIM Management"), a holding company that has been engaged in the financial services business since 1976. AIM is the sole shareholder of the Funds' principal underwriter, AIM Distributors. AIM Management is an indirect wholly owned subsidiary of AMVESCAP PLC, 11 Devonshire Square, London, EC2M 4YR, England. AMVESCAP PLC and its subsidiaries are an independent investment management group that has a significant presence in the institutional and retail segment of the investment management industry in North America and Europe, and a growing presence in Asia.

CUSTODIAN
State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, MA 02110, acts as custodian of each Fund's and the Portfolio's assets. State Street is authorized to establish and has established separate accounts in foreign currencies and to cause securities of the Funds and the Portfolio to be held in separate accounts outside the United States in the custody of non-U.S. banks.

INDEPENDENT ACCOUNTANTS
The Funds' and the Portfolio's independent accountants are Coopers & Lybrand L.L.P., One Post Office Square, Boston MA 02109. Coopers & Lybrand L.L.P. conducts audits of each Fund's and the Portfolio's financial statements, assists in the preparation of the Funds' and the Portfolio's federal and state income tax returns and consults with the Company, the Funds and the Portfolio as to matters of accounting, regulatory filings, and federal and state income taxation.

The audited financial statements of the Funds and the Portfolio included in this Statement of Additional Information have been examined by Coopers & Lybrand L.L.P., as stated in their opinion appearing herein and are included in reliance upon such opinion given upon the authority of that firm as experts in accounting and auditing.

NAMES
Prior to May 29, 1998, AIM Global High Income Fund operated under the name of GT Global High Income Fund; AIM Strategic Income Fund operated under the name of GT Global Strategic Income Fund; and AIM Global Government Income Fund operated under the name of GT Global Government Income Fund.

                  Statement of Additional Information Page 41

                            AIM GLOBAL INCOME FUNDS

                               INVESTMENT RESULTS

--------------------------------------------------------------------------------

STANDARDIZED RETURNS
Each Fund's "Standardized Returns," as referred to in the Prospectus (see "Other Information -- Performance Information" in the Prospectus), are calculated separately for Class A and Class B shares of the Fund, as follows: Standardized Return (average annual total return ("T")) is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) for Class A shares, deduction of the maximum sales charge of 4.75% from the $1,000 initial investment; (2) for Class B shares, deduction of the applicable contingent deferred sales charge imposed on a redemption of Class B shares held for the period; (3) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Company's Board of Directors; and (4) a complete redemption at the end of any period illustrated.

The Standardized Returns for the Class A and Class B shares of the Strategic Income Fund, Government Income Fund and High Income Fund, stated as average annualized total returns for the periods shown, were:

                                                    STRATEGIC   STRATEGIC   GOVERNMENT   GOVERNMENT     HIGH        HIGH
                                                     INCOME      INCOME       INCOME       INCOME      INCOME      INCOME
                                                      FUND        FUND         FUND         FUND        FUND        FUND
PERIOD                                              (CLASS A)   (CLASS B)   (CLASS A)    (CLASS B)    (CLASS A)   (CLASS B)
--------------------------------------------------  ---------   ---------   ----------   ----------   ---------   ---------
Fiscal year ended Oct. 31, 1997...................     4.21%       3.70%       (0.20)%      (0.93)%      9.03%       8.77%
Oct. 31, 1992 through Oct. 31, 1997...............    10.14%      10.25%        5.34%        5.36%      15.93%      16.08%
Oct. 22, 1992 (commencement of operations) through
 Oct. 31, 1997....................................      n/a       10.11%         n/a         5.41%      15.85%      16.10%
March 29, 1988 (commencement of operations)
 through Oct. 31, 1997............................     9.01%        n/a         6.52%         n/a         n/a         n/a

NON-STANDARDIZED RETURNS
In addition to Standardized Returns, each Fund also may also include in advertisements, sales literature and shareholder reports other total return performance data ("Non-Standardized Return"). Non-Standardized Return is calculated separately for Class A and Class B shares of each Fund and may be calculated according to several different formulas. Non-Standardized Returns may be quoted for the same or different time periods for which Standardized Returns are quoted. Non-Standardized Returns may or may not take sales charges into account; performance data calculated without taking the effect of sales charges into account will be higher than data including the effect of such charges.

Average annual Non-Standardized Return ("T") is computed by using the ending redeeming value ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the SEC: P(1+T) to the (n)th power = ERV. The following assumptions will be reflected in computations made in accordance with this formula: (1) no deduction of sales charges; (2) reinvestment of dividends and other distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The average annual Non-Standardized Returns for the Class A and Class B shares of the Strategic Income Fund, Government Income Fund and High Income Fund, stated as average annualized total returns for the periods shown, were:

                                                    STRATEGIC   STRATEGIC   GOVERNMENT   GOVERNMENT     HIGH        HIGH
                                                     INCOME      INCOME       INCOME       INCOME      INCOME      INCOME
                                                      FUND        FUND         FUND         FUND        FUND        FUND
PERIOD                                              (CLASS A)   (CLASS B)   (CLASS A)    (CLASS B)    (CLASS A)   (CLASS B)
--------------------------------------------------  ---------   ---------   ----------   ----------   ---------   ---------
Fiscal year ended Oct. 31, 1997...................     9.40%       8.70%        4.78%        4.00%      14.46%      13.77%
Oct. 31, 1992 through Oct. 31, 1997...............    11.21%      10.52%        6.37%        5.64%      17.07%      16.30%
Oct. 22, 1992 (commencement of operations) through
 Oct. 31, 1997....................................      n/a       10.25%         n/a         5.55%      16.98%      16.21%
March 29, 1988 (commencement of operations)
 through Oct. 31, 1997............................     9.56%        n/a         7.07%         n/a         n/a         n/a

Aggregate Non-Standardized Return ("T") is computed by using the ending value of the account ("VOA") of a hypothetical initial investment of $1,000 ("P") according to the following formula: T = (VOA/P)-1. Aggregate Non-Standardized

                  Statement of Additional Information Page 42

                            AIM GLOBAL INCOME FUNDS
Return assumes reinvestment of dividends and other distributions and, as set forth below, may or may not take sales charges into account.

The aggregate Non-Standardized Returns (not taking sales charges into account) for the Class A and Class B shares of the Strategic Income Fund, Government Income Fund and High Income Fund, stated as aggregate total returns for the periods shown, were:

                                                    STRATEGIC   STRATEGIC   GOVERNMENT   GOVERNMENT     HIGH        HIGH
                                                     INCOME      INCOME       INCOME       INCOME      INCOME      INCOME
                                                      FUND        FUND         FUND         FUND        FUND        FUND
PERIOD                                              (CLASS A)   (CLASS B)   (CLASS A)    (CLASS B)    (CLASS A)   (CLASS B)
--------------------------------------------------  ---------   ---------   ----------   ----------   ---------   ---------
Oct. 22, 1992 (commencement of operations) through
 Oct. 31, 1997....................................      n/a      63.28%         n/a        31.19%      119.88%     112.76%
March 29, 1988 (commencement of operations)
 through Oct. 31, 1997............................   140.06%       n/a        92.49%         n/a          n/a         n/a

The aggregate Non-Standardized Returns (taking sales charges into account) for the Class A and Class B shares of the Strategic Income Fund, Government Income Fund and High Income Fund, stated as aggregate total returns for the periods shown, were:

                                                    STRATEGIC   STRATEGIC   GOVERNMENT   GOVERNMENT     HIGH        HIGH
                                                     INCOME      INCOME       INCOME       INCOME      INCOME      INCOME
                                                      FUND        FUND         FUND         FUND        FUND        FUND
PERIOD                                              (CLASS A)   (CLASS B)   (CLASS A)    (CLASS B)    (CLASS A)   (CLASS B)
--------------------------------------------------  ---------   ---------   ----------   ----------   ---------   ---------
Oct. 22, 1992 (commencement of operations) through
 Oct. 31, 1997....................................      n/a      62.28%         n/a        30.32%      109.43%     111.76%
March 29, 1988 (commencement of operations)
 through Oct. 31, 1997............................   128.66%       n/a        83.35%         n/a          n/a         n/a

YIELD
Each Fund may also include its current yield ("Yield") in advertisements, sales literature and shareholder reports. Yield, which is calculated separately for Class A and Class B shares of each Fund, is computed by dividing the difference between dividends and interest earned during a one-month period ("a") and expenses accrued for the period (net of reimbursements) ("b") by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends ("c") and the maximum offering price per share on the last day of the period ("d") according to the following formula as required by the Securities and Exchange Commission:

                   a-b
YIELD =   2     [( --  + 1  )   to the power of 6-1]
                   cd

The Yields of the Class A shares of the Strategic Income Fund, Government Income Fund and the High Income Fund for the one-month period ended October 31, 1996 were 6.58%, 6.23% and 7.29%, respectively. The current yields of the Class B shares of Strategic Income Fund, Government Income Fund and High Income Fund for the one-month period ended October 31, 1996 were 6.23%, 5.87% and 7.00%, respectively.

IMPORTANT POINTS TO NOTE ABOUT DATA RELATING TO WORLD EQUITY AND BOND MARKETS Each Fund and AIM Distributors may from time to time, in advertisements, sales literature and reports furnished to present or prospective shareholders, compare the Funds with the following, among others:

        (1) The Consumer Price Index ("CPI"), which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living). There is inflation risk which does not affect a security's value but its purchasing power i.e., the risk of changing price levels in the economy that affects security prices or the price of goods and services.

        (2) Data and mutual fund rankings and comparisons published or prepared by Lipper Analytical Data Services, Inc. ("Lipper"), CDA/Wiesenberger Investment Company Services ("CDA/Wiesenberger"), Morningstar, Inc. ("Morningstar"), Micropal, Inc. and/or other companies that rank and/or compare mutual funds by overall performance, investment objectives, assets, expense levels, periods of existence and/or other factors. In this regard, each Fund may be compared to its "peer group" as defined by Lipper, CDA/Wiesenberger, Morningstar and/or other firms, as

                  Statement of Additional Information Page 43

                            AIM GLOBAL INCOME FUNDS
    applicable, or to specific funds or groups of funds within or outside of such peer group. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and is prepared without regard to the consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund indices prepared by Lipper. Morningstar is a mutual fund rating service that also rates mutual funds on the basis of risk-adjusted performance. Morningstar ratings are calculated from a fund's three, five and ten year average annual returns with appropriate fee adjustments and a risk factor that reflects fund performance relative to the three-month U.S. Treasury bill monthly returns. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. The ratings are subject to change each month.

        (3) Bear Stearns Foreign Bond Index, which provides simple average returns for individual countries and gross national product ("GNP") weighted index, beginning in 1975. The returns are broken down by local market and currency.

        (4) Ibbotson Associates International Bond Index, which provides a detailed breakdown of local market and currency returns since 1960.

        (5) Standard & Poor's 500 Composite Stock Price Index, which is a widely recognized index composed of the capitalization-weighted average of the prices of 500 of the largest publicly traded stocks in the U.S.

        (6) Dow Jones Industrial Average.

        (7) CNBC/Financial News Composite Index.

        (8) Morgan Stanley Capital International World Indices, including, among others, the Morgan Stanley Capital International Europe, Australia, Far East Index ("EAFE Index"). The EAFE index is an unmanaged index of more than 1,000 companies in Europe, Australia and the Far East.

        (9) Morgan Stanley Capital International All Country (AC) World index ("MSCI"). The MSCI is a broad, unmanaged index of global stock prices, currently comprising 2,500 different issuers, located in 47 countries, and grouped in 38 separate industries.

       (10) Salomon Brothers World Government Bond Index and Salomon Brothers World Government Bond Index-Non-U.S., each of which is a widely used index composed of world government bonds.

       (11) The World Bank Publication of Trends in Developing Countries ("TIDE"), which provides brief reports on most of the World Bank's borrowing members. The World Development Report is published annually and looks at global and regional economic trends and their implications for the developing economies.

       (12) Salomon Brothers Global Telecommunications Index, which is composed of telecommunications companies in the developing and emerging countries.

       (13) Datastream and Worldscope, each of which is an on-line database retrieval service for information, including international financial and economic data.

       (14) International Financial Statistics, which is produced by the International Monetary Fund.

       (15) Various publications and reports produced by the World Bank and its affiliates.

       (16) Various publications from the International Bank for Reconstruction and Development.

       (17) Various publications produced by ratings agencies such as Moody's Investors Service, Inc., Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Fitch.

       (18) Wilshire Associates, which is an on-line database for international financial and economic data including performance measures for a wide range of securities.

       (19) Bank Rate National Monitor Index, which is an average of the quoted rates for 100 leading banks and thrifts in ten U.S. cities.

       (20) International Finance Corporation ("IFC") Emerging Markets Data Base, which provides detailed statistics on bond and stock markets in developing countries

       (21) Various publications from the Organization for Economic Cooperation and Development ("OECD").

                  Statement of Additional Information Page 44

                            AIM GLOBAL INCOME FUNDS

       (22) Average of savings accounts, which is a measure of all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed rate of return on principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

Indices, economic and financial data prepared by the research departments of various financial organizations, such as Salomon Brothers, Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc., Financial Research Corporation, J. P. Morgan, Morgan Stanley, Smith Barney Shearson, S.G. Warburg, Jardine Flemming, The Bank for International Settlements, Asian Development Bank, Bloomberg, L.P. and Ibbotson Associates may be used as well as information reported by the Federal Reserve and the respective Central Banks of various nations. In addition, AIM Distributors may use performance rankings, ratings and commentary reported periodically in national financial publications, including Money Magazine, Mutual Fund Magazine, Smart Money, Global Finance, EuroMoney, Financial World, Forbes, Fortune, Business Week, Latin Finance, The Wall Street Journal, Emerging Markets Weekly, Kiplinger's Guide To Personal Finance, Barron's, The Financial Times, USA Today, The New York Times, Far Eastern Economic Review, The Economist and Investors Business Digest. Each Fund may compare its performance to that of other compilations or indices of comparable quality to those listed above and other indices that may be developed and made available in the future.

Information relating to foreign market performance, capitalization and diversification is based on sources believed to be reliable but may be subject to revision and has not been independently verified by the Funds or AIM Distributors. The authors and publishers of such material are not to be considered as "experts" under the 1933 Act, on account of the inclusion of such information herein.

A portion of the performance figures for each market includes the positive or negative effects of the currency exchange rates effective at December 31 of each year between the U.S. dollar and currency of the foreign market (e.g., Japanese Yen, German Deutschemark and Hong Kong Dollar). A foreign currency that has strengthened or weakened against the U.S. dollar will positively or negatively affect the reported returns, as the case may be.

AIM Distributors believes that this information may be useful to investors considering whether and to what extent to diversify their investments through the purchase of mutual funds investing in securities on a global basis. However, this data is not a representation of the past performance of any of the Funds, nor is it a prediction of such performance. The performance of the Funds will differ from the historical performance of relevant indices. The performance of indices does not take expenses into account, while each Fund incurs expenses in its operations, which will reduce performance. Each of these factors will cause the performance of each Fund to differ from relevant indices.

From time to time, each Fund and AIM Distributors may refer to the number of shareholders in the Funds or the aggregate number of shareholders in all AIM Funds or the dollar amount of each Fund's assets under management or rankings by DALBAR Surveys, Inc. in advertising materials.

AIM Distributors believes the AIM Global Income Funds can be an appropriate investment for long-term investment goals, including funding retirement, paying for education or purchasing a house. AIM Distributors may provide information designed to help individuals understand their investment goals and explore various financial strategies. For example, AIM Distributors may describe general principles of investing, such as asset allocation, diversification and risk tolerance. The AIM Global Income Funds do not represent a complete investment program and the investors should consider the Funds as appropriate for a portion of their overall investment portfolio with regard to their long-term investment goals. There is no assurance that any such information will lead to achieving these goals or guarantee future results.

From time to time, AIM Distributors may refer to or advertise the names of U.S. and non-U.S. companies and their products, although there can be no assurance that any AIM Fund may own the securities of these companies.

Ibbotson Associates of Chicago, Illinois ("Ibbotson") provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.

AIM Funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the Funds. Ibbotson calculates total returns in the same method as the Funds.

Each Fund may quote various measures of volatility and benchmark correlation, such as beta, standard deviation and R(2), in advertising. In addition, each Fund may compare these measures to those of other funds. Measures of volatility seek to compare each Fund's historical share price fluctuations or total return to those of a benchmark.

                  Statement of Additional Information Page 45

                            AIM GLOBAL INCOME FUNDS

Each Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging programs. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares through periods of low price levels.

Each Fund may describe in its sales material and advertisements how an investor may invest in AIM Funds through various retirement plans or other programs that offer deferral of income taxes on investment earnings and pursuant to which an investor may make deductible contributions. Because of their advantages, these retirement plans and programs may produce returns superior to comparable non-retirement investments. For example, a $10,000 investment earning a taxable return of 10% annually would have an after-tax value of $17,976 after ten years, assuming tax was deducted from the return each year at a 39.6% rate. An equivalent tax-deferred investment would have an after-tax value of $19,626 after ten years, assuming tax was deducted at a 39.6% rate from the deferred earnings at the end of the ten-year period. In sales material and advertisements, the Fund may also discuss these plans and programs. See "Information Relating to Sales and Redemptions -- Individual Retirement Accounts ("IRAs") and Other Tax-Deferred Plans."

AIM Distributors may from time to time in its sales methods and advertising discuss the risks inherent in investing. The major types of investment risk are market risk, industry risk, credit risk, interest rate risk and inflation risk. Risk represents the possibility that you may lose some or all of your investment over a period of time. A basic tenet of investing is the greater the potential reward, the greater the risk.

From time to time, the Funds and AIM Distributors will quote information regarding industries, individual countries, regions, world stock exchanges, and economic and demographic statistics from sources AIM Distributors deems reliable, including the economic and financial data of financial organizations, such as:

 1) Stock market capitalization: Morgan Stanley Capital International World Indices, IFC and Datastream.

 2) Stock market trading volume: Morgan Stanley Capital International Industry Indices and IFC.

 3) The number of listed companies: IFC, GT Guide to World Equity Markets, Salomon Brothers, Inc., and S.G. Warburg.

 4) Wage rates: U.S. Department of Labor Statistics and Morgan Stanley Capital International World.

 5) International industry performance: Morgan Stanley Capital International World Indices, Wilshire Associates and Salomon Brothers, Inc.

 6) Stock  market  performance:  Morgan  Stanley  Capital  International   World
    Indices, IFC and Datastream.

 7) The Consumer Price Index and inflation rate: The World Bank, Datastream and IFC.

 8) Gross Domestic Product ("GDP"): Datastream and The World Bank.

 9) GDP growth rate: IFC, The World Bank and Datastream.

10) Population: The World Bank, Datastream and United Nations.

11) Average annual growth rate (%) of population: The World Bank, Datastream and United Nations.

12) Age distribution within populations: OECD and United Nations.

13) Total exports and imports by year: IFC, The World Bank and Datastream.

14) Top three companies by country, industry or market: IFC, GT Guide to World Equity Markets, Salomon Brothers Inc. and S.G. Warburg.

15) Foreign direct investments to developing countries: The World Bank and Datastream.

16) Supply, consumption, demand and growth in demand of certain products, services and industries, including, but not limited to electricity, water, transportation, construction materials, natural resources, technology, other basic infrastructure, financial services, health care services and supplies, consumer products and services and telecommunications equipment and services (sources of such information may include, but would not be limited to, The World Bank, OECD, IMF, Bloomberg and Datastream).

17) Standard deviation and performance returns for U.S. and non-U.S. equity and bond markets: Morgan Stanley Capital International.

18) Countries restructuring their debt, including those under the Brady Plan: the Sub-adviser.

19) Political and economic structure of countries: Economist Intelligence Unit.

                  Statement of Additional Information Page 46

                            AIM GLOBAL INCOME FUNDS

20) Government and corporate bonds -- credit ratings, yield to maturity and performance returns: Salomon Brothers, Inc.

21) Dividend yields for U.S. and non-U.S. companies: Bloomberg.

From time to time, AIM Distributors may include in its advertisements and  sales
material,   information  about  privatization,  which  is  an  economic  process involving the sale of state-owned companies to the private sector.

In advertising and sales materials, AIM Distributors may make reference to or discuss its products, services and accomplishments. Among these accomplishments are that in 1983 the Sub-adviser provided assistance to the government of Hong Kong in linking its currency to the U.S. dollar, and that in 1987 Japan's Ministry of Finance licensed LGT Asset Management Ltd. as one of the first foreign discretionary investment managers for Japanese investors. Such accomplishments, however, should not be viewed as an endorsement of the Sub-adviser by the government of Hong Kong, Japan's Ministry of Finance or any other government or government agency. Nor do any such accomplishments of the Sub-adviser provide any assurance that the AIM/GT Funds' investment objectives will be achieved.

ECONOMIC DEVELOPMENT IN EMERGING MARKETS
The Sub-adviser has identified six phases to track the progress of developing economies.

In addition, the Sub-adviser focuses on the transitions between each phase:

    BETWEEN PHASES 1 & 2, STABILIZATION: Developing nations recognize the need for economic reform and launch initiatives to stabilize their economies. Typical measures might include initiating monetary reforms to contain inflation, controlling government spending, and addressing external trade imbalances.

    BETWEEN PHASES 2 & 3, RENOVATION: Economic development gathers momentum as the governments of developing nations take further steps to increase productivity and external competitiveness. Typical reforms include easing market regulations, privatizing state-owned industries, lowering trade barriers and reforming the national tax structure.

    BETWEEN PHASES 3 & 4, NEW CONSTRUCTION: As economic reforms take hold, infrastructure improvements are needed to facilitate and support long-term growth. The construction and upgrading of highways and airports, communications and utility systems generally require financing in the form of public debt. Similarly, as the private sector develops, bolstered by new privatizations, corporate debt securities typically are issued to finance business expansion.

EMERGING MARKET TRADING VOLUME
The annual trading volume of debt securities from developing economies according to Salomon Brothers, Inc. has grown from $90 billion in 1990 to $150 billion in 1991, to $400 billion in 1992 and was estimated to be $1,200 billion at the end of 1993 and $1.5 trillion at the end of 1994, respectively.

--------------------------------------------------------------------------------

                          DESCRIPTION OF DEBT RATINGS

--------------------------------------------------------------------------------

DESCRIPTION OF BOND RATINGS
    MOODY'S INVESTORS SERVICE, INC. rates the debt securities issued by various entities from "Aaa" to "C". Investment grade ratings are the first four categories:

        Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

                  Statement of Additional Information Page 47

                            AIM GLOBAL INCOME FUNDS

        A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

        Baa -- Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

        Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

        C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

     1. An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy.

     3. There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the Company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the Company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S, a division of The McGraw-Hill Companies, Inc., rates the securities debt of various entities in categories ranging from "AAA" to "D" according to quality. Investment grade ratings are the first four categories:

        AAA -- An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

        AA   --  An  obligation  rated  "AA"  differs  from  the  highest  rated obligations only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

        A -- An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

        BBB -- An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

        BB, B, CCC, CC, C -- Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB"
    indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

                  Statement of Additional Information Page 48

                            AIM GLOBAL INCOME FUNDS

        BB -- An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

        B -- An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

        CCC -- An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

        CC -- An obligation rated "CC" is currently highly vulnerable to nonpayment.

        C -- The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

        D -- An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

DESCRIPTION OF COMMERCIAL PAPER RATINGS
    MOODY'S employs the designation "Prime-1" to indicate commercial paper having a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    S&P ratings of commercial paper are graded into several categories ranging from "A1" for the highest quality obligations to "D" for the lowest. Issues in the "A" category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety. A-1 -- This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus sign (+) designation. A-2 -- Capacity for timely payments on issues with this designation is satisfactory; however, the relative degree of safety is not as high as for issues designated "A-1."

--------------------------------------------------------------------------------

                              FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
The audited financial statements of the Funds as of October 31, 1997 and for the fiscal year then ended appear on the following pages.

                  Statement of Additional Information Page 49

                             GT GLOBAL INCOME FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Government Income Fund, GT Global High Income Fund-Consolidated, and GT Global Strategic Income Fund, including the portfolios of investments, as of October 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of GT Global Government Income Fund, GT Global High Income Fund-Consolidated and GT Global Strategic Income Fund as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (49.4%)
  Australia (3.0%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD           10,660,000   $  8,416,716         3.0
  Canada (2.0%)
    Canadian Government, 7.25% due 6/1/07 ................   CAD            6,920,000      5,548,964         2.0
  Germany (4.7%)
    Deutschland Republic, 6% due 1/5/06 ..................   DEM           22,050,000     13,180,133         4.7
  Italy (9.4%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.50% due 1/1/05 ...................................   ITL       13,100,000,000      9,228,992         3.3
      9% due 11/1/23 .....................................   ITL       11,730,000,000      8,839,498         3.1
      7.25% due 11/1/26 ..................................   ITL       13,200,000,000      8,361,624         3.0
  New Zealand (4.4%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           18,570,000     12,360,425         4.4
  Spain (2.3%)
    Spain Government, 10.5% due 10/30/03 .................   ESP          770,000,000      6,581,165         2.3
  Sweden (2.9%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           54,800,000      8,163,505         2.9
  United Kingdom (4.4%)
    United Kingdom Treasury:
      9.5% due 4/18/05 ...................................   GBP            5,000,000      9,775,453         3.5
      7.25% due 12/7/07 ..................................   GBP            1,420,000      2,503,816         0.9
  United States (15.3%)
    United States Treasury:
      8% due 11/15/21{./} {z} ............................   USD           17,000,000     20,683,023         7.3
      6.125% due 8/15/07 .................................   USD            9,750,000      9,958,711         3.5
      6.375% due 8/15/27 .................................   USD            6,250,000      6,431,641         2.3
      6.625% due 5/15/07 .................................   USD            5,800,000      6,106,992         2.2
  Uruguay (1.0%)
    Republic of Uruguay, 7.875% due 7/15/27 -
     144A{./}{.} .........................................   USD            3,000,000      2,898,000         1.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $136,776,126) ...........................................                               139,038,658
                                                                                        ------------
Corporate Bonds (23.5%)
  Denmark (5.4%)
    Realkredit Bank, 7% due 10/1/29 ......................   DKK          104,000,000     15,287,266         5.4
  Germany (2.0%)
    Commerzbank O/S Financial, 8.5% due 5/13/02 ..........   NZD            5,340,000      3,467,559         1.2
    Kredit Fuer Wiederaufbau International Finance, 7.25%
     due 7/16/07 .........................................   AUD            3,100,000      2,304,569         0.8
  New Zealand (3.8%)
    Transpower Finance Ltd., 8% due 3/15/02 ..............   NZD           16,500,000     10,590,896         3.8
  South Africa (5.5%)
    Eskom, 11% due 6/1/08{./} ............................   ZAR           68,500,000     11,346,106         4.0

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Transnet Ltd., 7.5% due 4/1/08 .......................   ZAR           28,140,000   $  3,612,816         1.3
    Development Bank of South Africa, due 12/31/27 .......   ZAR          124,000,000        580,042         0.2
  Tunisia (1.5%)
    Banque Centrals de Tunisie, 8.25% due 9/19/27 ........   USD            4,750,000      4,314,235         1.5
  United Kingdom (5.3%)
    SBC Jersey, 8.75% due 6/20/05 ........................   GBP            8,200,000     14,927,163         5.3
                                                                                        ------------
Total Corporate Bonds (cost $68,215,638) .................                                66,430,652
                                                                                        ------------
Mortgage Backed (12.0%)
  United States (12.0%)
    Federal National Mortgage Association:
      7.25% due 6/20/02 ..................................   NZD           15,050,000      9,421,474         3.3
      6.375% due 8/15/07 .................................   AUD            7,300,000      5,212,020         1.8
    Government National Mortgage Association:
      TBA Pool, 7% due 11/15/27{*} .......................   USD            8,725,000      8,774,078         3.1
      Pool #780515, 9.5% due 12/15/21 ....................   USD            5,026,270      5,475,493         1.9
    Federal Home Loan Mortgage Association Pool #E62449,
     8.5% due 3/1/10 .....................................   USD            2,595,424      2,769,195         1.0
    Salomon Brothers Mortgage Securities CMO, effective
     yield 6.0867% due 12/25/30 ..........................   USD            2,342,065      2,400,617         0.9
                                                                                        ------------
Total Mortgage Backed (cost $34,786,107) .................                                34,052,877
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $239,777,871) .......                               239,522,187        84.9
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Deutsche Marks Put Option, strike 1.7825, expires
   11/13/97
   (cost $80,102) ........................................   USD            4,840,000          3,896          --
                                                                                        ------------       -----
    CURRENCY OPTIONS

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (14.9%)
  Egypt (1.1%)
    Egypt Treasury Bill, 0% due 11/25/97 .................   EGP           11,000,000      3,215,643         1.1
  Italy (7.1%)
    Italian Buoni Poliennali del Tesoro (BTPS), 10.5% due
     4/15/98 .............................................   ITL       33,520,000,000     20,073,397         7.1
  Mexico (1.6%)
    Mexican Cetes due 11/13/97 ...........................   MXN            3,732,000      4,445,773         1.6
  United Kingdom (5.1%)
    United Kingdom Treasury, 7.25% due 3/30/98 ...........   GBP            8,550,000     14,354,277         5.1
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $41,749,459) ............................................                                42,089,090
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (3.1%)
  United States (3.1%)
    General Electric Capital Corp., effective yield 5.68%
     due 11/19/97 (cost $8,659,446){./} ..................   USD            8,725,000   $  8,659,446         3.1
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $50,408,905) ..........                                50,748,536        18.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,266,878)  * .................                               290,274,619       102.9
Other Assets and Liabilities .............................                                (8,165,141)       (2.9)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $282,109,478       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written options. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $290,620,342 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,885,779
                 Unrealized depreciation:            (6,231,502)
                                                  -------------
                 Net unrealized depreciation:     $    (345,723)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN OPTIONS CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                            UNDERLYING     EXPIRATION  STRIKE      MARKET
PUT OPTIONS                                   AMOUNT         DATE     PRICE        VALUE
----------------------------------------  --------------   --------  --------  --------------
DEM.....................................     4,840,000     11/13/97   DEM1.82   $      (406)
                                                                                     ------
  Total outstanding written options
   (Premium received $44,673)...........                                               (406)
                                                                                     ------
                                                                                     ------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                                                                 UNREALIZED
                                           MARKET VALUE    CONTRACT  DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)    PRICE      DATE    (DEPRECIATION)
----------------------------------------  --------------   --------  --------  --------------
Australian Dollars......................      14,130,053    1.33485   11/6/97   $  (927,862)
Australian Dollars......................       2,108,963    1.37000   11/6/97       (80,812)
Australian Dollars......................       4,077,329    1.37155   11/6/97      (151,451)
Australian Dollars......................       8,168,717    1.36885   11/6/97      (320,158)
British Pounds..........................      17,545,780    0.62087    2/5/98       505,103
Canadian Dollars........................       1,412,149    1.37160   11/6/97       (38,712)
Danish Kroner...........................       5,263,096    6.67385   11/6/97        87,497
Deutsche Marks..........................       4,607,616    1.79770   11/6/97       187,616
Deutsche Marks..........................       7,647,020    1.72473   11/6/97         1,020
Deutsche Marks..........................       8,632,762    1.85468    2/5/98       650,345
Deutsche Marks..........................       9,831,529    1.86050    2/5/98       769,116
Deutsche Marks..........................       9,121,259    1.84900    2/5/98       661,259
Deutsche Marks..........................      10,320,977    1.82590    2/5/98       627,127
Deutsche Marks..........................      22,031,550    1.76970    2/5/98       681,550
Deutsche Marks..........................      15,399,073    1.74950    2/5/98       304,074
Deutsche Marks..........................       7,856,456    1.74980    2/5/98       156,456
Deutsche Marks..........................       7,924,376    1.74230    2/5/98       124,376
Italian Liras...........................       3,458,975   1,768.30000   2/5/98      138,837
Italian Liras...........................       8,545,464   1,747.52000   2/5/98      245,464
Italian Liras...........................       3,796,301   1,741.50000   2/5/98       96,301
Italian Liras...........................      15,238,110   1,732.32000   2/5/98      307,843
Italian Liras...........................       5,672,764   1,699.54000   2/5/98        7,399
Italian Liras...........................         996,994   1,697.70000   2/5/98          221
South African Rand......................         873,181    4.81550   11/6/97           997
Swedish Kronor..........................       8,468,638    7.57006   11/6/97        92,472
Swedish Kronor..........................       2,827,601    7.49385    2/5/98        11,645
                                          --------------                       --------------
  Total Contracts to Buy (Payable amount
   $201,819,010)........................     205,956,733                          4,137,723
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 73.01%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      35,852,373    1.34162   11/6/97     2,161,497
Australian Dollars......................       8,548,124    1.43055   11/6/97       (48,124)
British Pounds..........................       8,269,037    0.62724   11/6/97      (409,138)
British Pounds..........................       9,476,686    0.63291   11/6/97      (549,686)
British Pounds..........................       8,830,253    0.60165    2/5/98        19,747
Canadian Dollars........................       1,412,149    1.39136   11/6/97        36,705
Canadian Dollars........................       5,516,238    1.39136    2/5/98        43,762
Danish Kroner...........................       7,511,923    6.95000   11/6/97      (418,398)
Deutsche Marks..........................       4,699,886    1.83370   11/6/97      (279,886)
Deutsche Marks..........................       7,559,969    1.78347   11/6/97      (249,969)
Deutsche Marks..........................       8,548,334    1.71846    2/5/98       (17,440)
Deutsche Marks..........................       7,689,586    1.71600    2/5/98        (4,687)
Deutsche Marks..........................      57,287,100    1.71600    2/5/98       (34,920)
Deutsche Marks..........................      18,029,667    1.71800    2/5/98       (31,966)
Italian Lira............................      39,768,497   1,696.15000   2/5/98       27,512
New Zealand Dollars.....................      36,510,209    1.57878   11/6/97       638,701
South African Rand......................       8,879,420    4.83145  11/12/97       (39,420)
South African Rand......................       7,946,694    4.95150  11/28/97      (171,272)
Swedish Kronor..........................       4,273,847    7.94000   11/6/97      (243,620)
Swedish Kronor..........................       9,215,482    8.00000   11/6/97      (590,482)
                                          --------------                       --------------
  Total Contracts to Sell (Receivable
   amount $295,664,390).................     295,825,474                           (161,084)
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 104.86%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                        $ 3,976,639
                                                                               --------------
                                                                               --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GLOBAL HIGH INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (53.2%)
  Argentina (5.2%)
    Republic of Argentina:
      Global Bond, 11% due 10/9/06 .......................   USD           11,919,000   $ 11,814,709         3.2
      Par Bond Series L, 5.50% due 3/31/23++ .............   USD            6,610,000      4,498,931         1.2
      Global Bond, 11.375% due 1/30/17 ...................   USD            3,048,000      2,910,840         0.8
  Brazil (2.1%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24++ ...........................................   USD           11,384,000      7,527,670         2.1
  Bulgaria (5.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ .....................................   USD           18,357,000     10,004,565         2.7
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro+ .............................................   USD           13,522,000      8,882,264         2.4
  Costa Rica (1.7%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.5391% due 5/21/05
       (effective maturity date 8/21/02)+ ................   USD            4,270,656      4,270,656         1.2
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,653,000         0.5
  Ecuador (2.1%)
    Republic of Ecuador Discount Bond, 6.6875% due 2/28/25
     - EURO+ .............................................   USD           11,069,000      7,775,973         2.1
  Mexico (11.7%)
    United Mexican States:
      Discount Bond Series D, 6.8125% due 12/31/19+ ......   USD           24,328,000     22,032,045         6.0
      Global Bond, 11.5 due 5/15/26 ......................   USD            7,290,000      7,873,200         2.2
      Global Bond, 9.875% due 1/15/07 ....................   USD            6,430,000      6,502,338         1.8
      Global Bond, 11.375% due 9/15/16 ...................   USD            5,793,000      6,162,304         1.7
  Nigeria (3.4%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ .........................................   USD           18,750,000     12,281,250         3.4
  Panama (3.4%)
    Republic of Panama, Interest Reduction Bond, 3.75% due
     7/17/14++ ...........................................   USD           17,850,000     12,550,781         3.4
  Peru (1.6%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17 - 144A{.} ....................................   USD           10,086,000      5,749,020         1.6
  South Africa (5.0%)
    Republic of South Africa, 13% due 8/31/10{./} ........   ZAR           97,113,000     18,329,766         5.0
  United States (7.5%)
    United States Treasury:
      6.375% due 8/15/27 .................................   USD           15,337,000     15,782,732         4.3
      5.875% due 9/30/02{./} .............................   USD           11,747,000     11,811,242         3.2
  Uruguay (2.1%)
    Banco Central del Uruguay:
      Debt Conversion Bond Series B, 6.8125% due
       2/18/07+ ..........................................   USD            4,000,000      4,000,000         1.1
      Par Bond Series A, 6.75% due 2/19/21+/+ ............   USD            2,290,000      2,129,700         0.6
      Par Bond Series B, 6.75% due 2/19/21+/+ ............   USD            1,500,000      1,395,000         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (2.3%)
    Republic of Venezuela, Par Bond Series A, 6.75% due
     3/31/20+/+ ..........................................   USD           10,025,000   $  8,389,672         2.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $202,758,127) ...........................................                               194,327,658
                                                                                        ------------
Corporate Bonds (25.9%)
  Argentina (1.7%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} ....   USD            2,655,000      2,469,150         0.7
    Impsa Corp., 9.5% due 5/31/02 - 144A{.} ..............   USD            2,409,000      2,276,505         0.6
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD            1,497,000      1,482,030         0.4
  Brazil (0.6%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            2,273,000      2,216,175         0.6
  Canada (0.8%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 -
     144A{.} .............................................   USD            2,978,000      2,970,555         0.8
  China (2.9%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            7,559,000      7,105,460         1.9
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            3,210,000      2,929,125         0.8
    Huaneng Power International PLC Convertible, 1.75% due
     5/21/04 .............................................   USD              790,000        743,390         0.2
  Dominican Republic (0.7%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ............   USD            2,628,000      2,601,720         0.7
  Hong Kong (1.1%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            2,434,000      2,281,875         0.6
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            2,100,000      1,958,250         0.5
  India (1.1%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ........   USD            4,395,000      3,836,835         1.1
  Indonesia (3.9%)
    Polysindo International Finance, 8.9063%, due
     4/22/99 .............................................   IDR       27,500,000,000      5,114,793         1.4
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} .............................................   USD            4,961,000      4,564,120         1.3
    Tjiwi Kimia Financial Mauritius, 10% due 8/1/04 -
     144A{.} .............................................   USD            2,964,000      2,645,370         0.7
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} .............................................   USD            2,141,000      1,884,080         0.5
  Jamaica (1.1%)
    Mechala Group Jamaica Ltd.:
      12.75% due 12/30/99 - Series B .....................   USD            2,846,000      2,760,620         0.8
      12.75% due 12/30/99 - Reg S{c} .....................   USD            1,288,000      1,249,360         0.3
  Mexico (6.4%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} .........................   USD            8,768,000      8,044,640         2.2
      8.85% due 9/15/07 - 144A{.} ........................   USD            4,388,000      4,217,965         1.2
    Fideicomiso Petacalco Trust, 10.16% due 12/23/09 - Reg
     S{c} ................................................   USD            2,720,000      2,720,000         0.7
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            2,350,000      2,393,851         0.7
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .....   USD            2,440,000      2,305,800         0.6
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,903,000      2,079,028         0.6
    Hylsa, S.A. de C.V., 9.25% due 9/15/07{.} ............   USD            1,560,000      1,497,600         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
  Russia (1.3%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            2,283,000   $  3,070,635         0.8
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            2,184,000      1,921,920         0.5
  South Africa (4.3%)
    Eskom, 11% due 6/1/08 ................................   ZAR           94,900,000     15,718,912         4.3
                                                                                        ------------
Total Corporate Bonds (cost $103,242,812) ................                                95,059,764
                                                                                        ------------
Sovereign Debt (12.8%)
  Russia (12.8%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           46,757,000     41,583,888        11.4
      Participation ** -/- ...............................   DEM            9,819,000      5,224,084         1.4
                                                                                        ------------
Total Sovereign Debt (cost $25,217,395) ..................                                46,807,972
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $331,218,334) .......                               336,195,394        91.9
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $1,032,750) ...........................................   USD           57,375,000        418,608         0.1
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57% collateralized by $8,950,000 U.S. Treasury Bonds,
   8.875% due 8/15/17 (market value of collateral is
   $11,741,829, including accrued interest).
   (cost $11,510,781)  ...................................                                11,510,781         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $343,761,865)  * .................                               348,124,783        95.2
Other Assets and Liabilities .............................                                17,667,628         4.8
                                                                                        ------------       -----

NET ASSETS ...............................................                              $365,792,411       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
          * For Federal income tax purposes, cost is $343,911,253 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,533,602
                 Unrealized depreciation:           (22,320,072)
                                                  -------------
                 Net unrealized appreciation:     $   4,213,530
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                 OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,966,367         1.84950   11/6/97     $(268,070)
Indonesian Rupiah.......................    10,445,682     3,610.00000   11/5/97      (57,871)
South African Rand......................    24,288,532         5.04500   1/30/98     (535,715)
South African Rand......................       608,060         5.06350   1/30/98      (15,584)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $38,431,401)..................    39,308,641                               (877,240)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.75%.
  Total Open Forward Foreign Currency
   Contracts............................                                             $(877,240)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (65.6%)
  Argentina (2.0%)
    Republic of Argentina:
      Global Bond, 11% due 10/9/06 .......................   USD            5,618,000   $  5,568,843         1.3
      Global Bond, 11.375% due 1/30/17 ...................   USD            3,177,000      3,034,035         0.7
      Par Bond Series L, 5.5% due 3/31/23++ ..............   USD               95,000         64,659          --
  Australia (2.3%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD           12,500,000      9,869,508         2.3
  Brazil (0.9%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24{./} ++ ......................................   USD            5,856,000      3,872,280         0.9
  Bulgaria (2.0%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro{./} + ........................................   USD            6,486,000      4,260,491         1.0
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12{./} ++ ................................   USD            7,396,000      4,030,820         1.0
  Canada (2.2%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,500,000      9,075,362         2.2
  Colombia (0.6%)
    Republic of Colombia, 8.7% due 2/15/16 ...............   USD            2,538,000      2,480,895         0.6
  Costa Rica (0.9%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.5391% due 5/21/05
       (effective maturity date 8/21/02)+ ................   USD            1,918,176      1,918,176         0.5
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,653,000         0.4
  Ecuador (0.9%)
    Discount Bond, 6.6875% due 2/28/25 - Euro+ ...........   USD            5,485,000      3,853,213         0.9
  France (1.9%)
    France O.A.T., 7.25% due 4/25/06 .....................   FRF           40,000,000      7,779,107         1.9
  Germany (11.0%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           35,500,000     21,219,716         5.0
      8.25% due 9/20/01 ..................................   DEM           24,000,000     15,532,850         3.7
    Treuhandanstalt, 7.125% due 1/29/03 ..................   DEM           15,000,000      9,474,050         2.3
  Italy (4.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.5% due 2/1/99 ....................................   ITL       18,000,000,000     11,092,869         2.6
    Italian Government, 7.25% due 11/1/26 ................   ITL       11,000,000,000      6,968,020         1.7
  Mexico (5.8%)
    United Mexican States:
      Discount Bond Series A, 6.6925% due 12/31/19+
       +/+ ...............................................   USD           10,849,000      9,825,126         2.3
      Global Bond, 11.5% due 5/15/26 .....................   USD            7,755,000      8,375,400         2.0
      Global Bond, 9.875% due 1/15/07 ....................   USD            3,045,000      3,079,256         0.7
      Global Bond, 11.375% due 9/15/16 ...................   USD            2,744,000      2,918,930         0.7
      Discount Bond Series D, 6.8125% due 12/31/19+ ......   USD              672,000        608,580         0.1
  Netherlands (1.5%)
    Netherlands Government Bond, 5.75% due 2/15/07 .......   NLG           12,000,000      6,260,896         1.5

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  New Zealand (1.9%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           12,000,000   $  7,987,351         1.9
  Nigeria (1.7%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20{./} +/+ ....................................   USD           11,000,000      7,205,000         1.7
  Panama (3.6%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% due 7/17/14++ .......   USD           16,705,000     11,745,703         2.8
      7.875% due 2/13/02 - 144A{.} .......................   USD            3,360,000      3,200,400         0.8
  Peru (0.6%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17 - 144A++ {.} .................................   USD            4,776,000      2,722,320         0.6
  South Africa (2.2%)
    Republic of South Africa, 13% due 8/31/10 ............   ZAR           48,561,000      9,165,732         2.2
  Spain (2.0%)
    Spain Government, 10.5% due 10/30/03 .................   ESP        1,000,000,000      8,546,967         2.0
  Sweden (1.3%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           37,000,000      5,511,856         1.3
  United Kingdom (6.6%)
    United Kingdom Treasury, 7% due 6/7/02 ...............   GBP           11,900,000     20,234,192         4.8
    United Kingdom Conversion, 9.5% due 4/18/05 ..........   GBP            3,800,000      7,429,344         1.8
  United States (8.1%)
    United States Treasury:
      5.875% due 9/30/02{./} .............................   USD           12,865,000     12,935,356         3.1
      6.875% due 8/15/25{./} {z} .........................   USD            8,000,000      8,686,250         2.1
      6.375% due 8/15/27 .................................   USD            8,293,000      8,534,015         2.0
      6.50% due 10/15/06{z} ..............................   USD            3,500,000      3,639,111         0.9
  Uruguay (0.3%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due2/19/21{./} +/ + .................................   USD            1,370,000      1,274,100         0.3
  Venezuela (1.0%)
    Republic of Venezuela:
      Par Bond Series A, 6.75% due 3/31/20{./} +/+ .......   USD            4,880,000      4,083,950         1.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $281,695,109) ...........................................                               275,717,729
                                                                                        ------------
Corporate Bonds (10.5%)
  Argentina (0.5%)
    Impsa Corp., 9.5% due 5/31/02 - 144A{.} ..............   USD            1,377,000      1,301,265         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD              816,000        807,840         0.2
  Brazil (0.3%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            1,278,000      1,246,050         0.3
  China (1.1%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            3,145,000      2,956,300         0.7

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            1,720,000   $  1,569,500         0.4
  Denmark (1.0%)
    Realkredit Danmark, 6% due 10/1/26 ...................   DKK           30,000,000      4,226,028         1.0
  Dominican Republic (0.3%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ............   USD            1,294,000      1,281,060         0.3
  Ecuador (0.4%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 -
     144A{.} .............................................   USD            1,601,000      1,596,998         0.4
  Hong Kong (0.5%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            1,210,000      1,134,375         0.3
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            1,100,000      1,025,750         0.2
  India (0.4%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ........   USD            2,151,000      1,877,823         0.4
  Indonesia (1.1%)
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} .............................................   USD            2,717,000      2,499,640         0.6
    Tjiwi Kimia Financial Mauritius, 10% due 8/1/04 -
     144A{.} .............................................   USD            1,471,000      1,312,868         0.3
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} .............................................   USD            1,134,000        997,920         0.2
  Jamaica (0.2%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg
     S{c} ................................................   USD              719,000        697,430         0.2
  Mexico (2.5%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} .........................   USD            4,224,000      3,875,520         0.9
      8.85% due 9/15/07 - 144A{.} ........................   USD            2,108,000      2,026,315         0.5
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            1,300,000      1,324,258         0.3
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,134,000      1,238,895         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .....   USD            1,140,000      1,077,300         0.3
    Hylsa, S.A. de C.V., 9.25% due 9/15/07{.} ............   USD              760,000        729,600         0.2
  Russia (0.7%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            1,526,000      2,052,470         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            1,040,000        915,200         0.2
  South Africa (0.2%)
    Eskom, 11% due 6/1/08 ................................   ZAR            6,175,000      1,022,806         0.2
  United States (1.3%)
    Chase Manhattan Corp., 6.25% due 1/15/06{z} ..........   USD            2,835,000      2,774,864         0.7
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000      2,719,405         0.6
                                                                                        ------------
Total Corporate Bonds (cost $45,203,836) .................                                44,287,480
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Mortgage Backed (9.9%)
  United States (9.9%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6.5% due11/15/27{*} ...........................   USD           28,000,000   $ 27,693,764         6.6
    Federal National Mortgage Association Pool:
      #313439, 7% due 3/1/04 .............................   USD            9,718,752      9,837,204         2.3
      7.25% due 6/20/02{./} ..............................   NZD            7,000,000      4,382,081         1.0
                                                                                        ------------
Total Mortgage Backed (cost $42,198,154) .................                                41,913,049
                                                                                        ------------
Sovereign Debt (7.3%)
  Russia (7.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           31,585,000     28,090,723         6.7
      Participation ** -/- ...............................   DEM            4,566,000      2,429,287         0.6
                                                                                        ------------
Total Sovereign Debt (cost $16,899,775) ..................                                30,520,010
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $385,996,874) .......                               392,438,268        93.3
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $567,036) .............................................   USD           31,502,000        229,839         0.1
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (6.6%)
  United States (6.6%)
    Ford Motor Credit Corp., effective yield 5.50%, due
     11/19/97{./} ........................................   USD           19,000,000     18,947,940         4.5
    General Electric Capital Corp., effective yield 5.50%,
     due 11/19/97{./ } ...................................   USD            9,000,000      8,975,340         2.1
                                                                                        ------------
Total Commercial Paper - Discounted (cost $27,923,280) ...                                27,923,280
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $27,923,280) ..........                              $ 27,923,280         6.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $7,860,000 U.S. Treasury
   Bonds, 8.875% due 8/15/17 (market value of collateral
   is $10,311,818, including accrued interest).
   (cost $10,107,564)  ...................................                              $ 10,107,564         2.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $424,594,754)  * .................                               430,698,951       102.4
Other Assets and Liabilities .............................                               (10,075,156)       (2.4)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $420,623,795       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $425,319,173 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  21,044,316
                 Unrealized depreciation:           (15,664,538)
                                                  -------------
                 Net unrealized appreciation:     $   5,379,778
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Australian Dollars......................     3,022,847      1.37155   11/6/97    $(112,283)
British Pounds..........................    16,534,161      0.62123    2/5/98      485,452
British Pounds..........................    11,608,739      0.60397    2/5/98       18,839
Danish Kroner...........................     7,886,019      6.86340    2/5/98      382,449
Deutsche Marks..........................    25,918,384      1.77087    2/5/98      818,384
Deutsche Marks..........................    24,380,246      1.81000    2/5/98    1,280,246
Deutsche Marks..........................    11,573,533      1.74950    2/5/98      228,533
Deutsche Marks..........................     5,831,060      1.70250    2/5/98      (42,655)
Deutsche Marks..........................     4,932,669      1.82070    2/5/98      286,489
Deutsche Marks..........................     3,702,605      1.77285    2/5/98      120,916
Italian Liras...........................     6,451,334  1,697.68000    2/5/98        1,355
Italian Liras...........................     3,240,396  1,766.50000    2/5/98      126,895
Netherland Guilders.....................     6,358,320      1.97453    2/5/98      144,185
Spanish Pasetas.........................     8,955,096    148.86800    2/5/98      222,526
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $136,434,078)........................   140,395,409                           3,961,331
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 33.38%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................     7,838,313      1.44611   11/6/97     (127,976)
Australian Dollars......................     4,674,868      1.36032   11/6/97      213,680
British Pounds..........................    11,858,437      0.61312   11/6/97     (327,267)
British Pounds..........................     4,864,140      0.63386   11/6/97     (289,013)
British Pounds..........................    11,724,826      0.62274    2/5/98     (371,820)
Canadian Dollars........................     1,774,056      1.38250   11/6/97       34,262
Danish Kroner...........................     7,847,141      6.95000   11/6/97     (437,069)
Deutsche Marks..........................    44,512,909      1.71600    2/5/98      (27,133)
Deutsche Marks..........................    16,981,429      1.72000    2/5/98      (49,819)
Deutsche Marks..........................    15,337,714      1.71800    2/5/98      (27,194)
Deutsche Marks..........................     3,280,903      1.71600    2/5/98       (2,000)
Italian Lira............................     9,691,730  1,696.15000    2/5/98        6,705
Netherland Guilders.....................     6,321,484      2.05140   11/6/97     (340,203)
New Zealand Dollars.....................    12,132,719      1.57878   11/6/97      212,247
South African Rand......................     7,285,042      5.04500   1/30/98     (160,681)
Spanish Pesetas.........................     8,939,623    154.70000   11/6/97     (536,262)
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $172,835,791).................   175,065,334                          (2,229,543)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 41.62%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $1,731,788
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                           MATURITY     NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY     VALUE
----------------------------------------  ----------   ---------   --------   ----------
U.S. 10-Year Bond Future (face
 $8,849,548)............................    12/19/97      80         USD      $8,902,400

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                             GT GLOBAL INCOME FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                               GT GLOBAL
                                                                                  ------------------------------------
                                                                                                  HIGH
                                                                                                 INCOME
                                                                                  GOVERNMENT      FUND-     STRATEGIC
                                                                                    INCOME     CONSOLIDATED   INCOME
                                                                                     FUND       (NOTE 1)       FUND
                                                                                  -----------  -----------  ----------
Assets:
  Investments in securities, at value (cost $290,266,878; $343,761,865; and
   $424,594,754, respectively) (Note 1).........................................  $290,274,619 3$48,124,783 $430,698,951
  U.S. currency.................................................................           63     598,195      906,033
  Foreign Currencies (Cost $562,392; $2,793,297; and $740,247, respectively)....      572,795   2,785,516      734,313
  Interest receivable...........................................................    5,620,712   6,748,730    7,672,126
  Receivable for Fund shares sold...............................................    1,790,045     757,060      523,422
  Receivable for open forward foreign currency contracts (Note 1)...............    3,976,639          --    1,731,788
  Receivable for securities sold................................................   12,795,967  21,411,490   16,967,090
  Miscellaneous receivable......................................................           --      17,246      105,000
                                                                                  -----------  -----------  ----------
    Total assets................................................................  315,030,840  380,443,020  459,338,723
                                                                                  -----------  -----------  ----------
Liabilities:
  Payable for custodian fees (Note 1)...........................................       13,985      19,132       31,825
  Payable for Directors' and Trustees' fees and expenses (Note 2)...............        7,943      10,881        5,472
  Payable for forward foreign currency contracts -- closed (Note 1).............    6,013,174          --    3,799,153
  Payable for fund accounting fees (Note 2).....................................        6,285       9,778        9,847
  Payable for Fund shares repurchased (Note 2)..................................   13,090,101   3,038,650    1,446,639
  Payable for investment management and administration fees (Note 2)............      177,596     341,976      278,408
  Payable for loan outstanding (Note 1).........................................    4,451,000          --           --
  Payable for open forward foreign currency contracts (Note 1)..................           --     877,240           --
  Payable for printing and postage expenses.....................................      109,344      79,859       85,448
  Payable for professional fees.................................................       37,427      52,845       28,107
  Payable for registration and filing fees......................................       16,015       5,502       14,782
  Payable for securities purchased..............................................    8,707,277   9,848,640   32,628,138
  Payable for service and distribution expenses (Note 2)........................      160,788     285,897      310,485
  Payable for transfer agent fees (Note 2)......................................      121,280      60,286       63,713
  Payable for variation margin..................................................           --          --        5,000
  Payable for written options, at value.........................................          406          --           --
  Other accrued expenses........................................................        8,741      19,823        7,911
                                                                                  -----------  -----------  ----------
    Total liabilities...........................................................   32,921,362  14,650,509   38,714,928
    Minority interest (Notes 1 & 2).............................................           --         100           --
                                                                                  -----------  -----------  ----------
Net assets......................................................................  $282,109,478 3$65,792,411 $420,623,795
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Class A:
Net asset value and offering price per share ($154,272,250 DIVIDED BY
 17,888,878; $133,972,818 DIVIDED BY 8,609,881; and $138,714,970 DIVIDED BY
 11,557,042 shares outstanding, respectively)...................................  $      8.62   $   15.56   $    12.00
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Maximum offering price per share (100/95.25 of $8.62; 100/95.25 of $15.56; and
 100/95.25 of $12.00, respectively) *...........................................  $      9.05   $   16.34   $    12.60
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Class B:+
Net asset value and offering price per share ($127,721,696 DIVIDED BY
 14,819,308; $228,100,869 DIVIDED BY 14,675,701; and $281,375,602 DIVIDED BY
 23,423,332 shares outstanding, respectively)...................................  $      8.62   $   15.54   $    12.01
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share
 ($115,532 DIVIDED BY 13,411; $3,718,724 DIVIDED BY 239,667; and $533,223
 DIVIDED BY 44,355 shares outstanding, respectively)............................  $      8.61   $   15.52   $    12.02
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)......................................................  $424,806,101 2$94,116,233 $485,352,425
  Undistributed net investment income/(distribution in excess of income)........           --     303,600   (3,351,006)
  Accumulated net realized gain (loss) on investments...........................  (146,657,834) 67,929,136  (69,137,537)
  Net unrealized appreciation (depreciation) on translation of assets and
   liabilities in foreign currencies............................................    3,909,203    (919,476)   1,745,551
  Net unrealized appreciation of investments....................................       52,008   4,362,918    6,014,362
                                                                                  -----------  -----------  ----------
Total -- representing net assets applicable to capital shares outstanding.......  $282,109,478 3$65,792,411 $420,623,795
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                             GT GLOBAL INCOME FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

                                                                                  GT GLOBAL
                                                                    -------------------------------------
                                                                                    HIGH
                                                                                   INCOME
                                                                    GOVERNMENT      FUND-      STRATEGIC
                                                                      INCOME     CONSOLIDATED   INCOME
                                                                       FUND       (NOTE 1)       FUND
                                                                    -----------  -----------  -----------
Investment income:
  Interest income.................................................  $24,435,113  $40,562,334  $36,075,707
  Other income....................................................       51,190           --       26,003
                                                                    -----------  -----------  -----------
    Total investment income.......................................   24,486,303   40,562,334   36,101,710
                                                                    -----------  -----------  -----------
Expenses:
  Investment management and administration fees (Note 2)..........    2,403,043    4,107,638    3,474,804
  Amortization of organization costs (Note 1).....................           --       34,678           --
  Custodian Fees (Note 1).........................................      203,911      182,500      256,523
  Directors' and Trustees' fees and expenses (Note 2).............       14,600       19,345       13,962
  Fund accounting fees (Note 2)...................................       85,149      116,607      123,309
  Printing and postage expenses...................................      131,035       88,337      144,457
  Professional fees...............................................       79,570      119,674       81,841
  Registration and filing fees (Note 1)...........................       52,925       68,590       44,726
  Service and distribution expenses: (Note 2)
    Class A.......................................................      672,237      605,133      560,886
    Class B.......................................................    1,392,802    2,653,190    3,185,408
  Transfer agent fees (Note 2)....................................      734,235      676,490      831,440
  Other expenses (Note 1).........................................      132,382      187,152      264,542
                                                                    -----------  -----------  -----------
    Total expenses before reductions..............................    5,901,889    8,859,334    8,981,898
                                                                    -----------  -----------  -----------
    Expense reductions (Note 1)...................................     (543,589)    (234,784)    (460,682)
                                                                    -----------  -----------  -----------
  Total net expenses..............................................    5,358,300    8,624,550    8,521,216
                                                                    -----------  -----------  -----------
Net investment income.............................................   19,128,003   31,937,784   27,580,494
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized gain (loss) on investments.........................   (6,424,453)  65,778,885   35,321,536
  Net realized gain on foreign currency transactions..............    6,670,567    3,923,861    4,176,477
                                                                    -----------  -----------  -----------
    Net realized gain during the year.............................      246,114   69,702,746   39,498,013
                                                                    -----------  -----------  -----------
  Net change in unrealized appreciation(depreciation) on
   translation of assets and liabilities in foreign currencies....    5,553,094   (1,099,793)   2,627,595
  Net change in unrealized appreciation of investments............  (11,452,067) (36,470,606) (26,190,807)
                                                                    -----------  -----------  -----------
    Net unrealized depreciation during the year...................   (5,898,973) (37,570,399) (23,563,212)
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.......................................................   (5,652,859)  32,132,347   15,934,801
                                                                    -----------  -----------  -----------
Net increase in net assets resulting from operations..............  $13,475,144  $64,070,131  $43,515,295
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                             GT GLOBAL INCOME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                          HIGH INCOME
                                           GOVERNMENT INCOME FUND      FUND-CONSOLIDATED       STRATEGIC INCOME FUND
                                          ------------------------  ------------------------  ------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                             1997         1996         1997         1996         1997         1996
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $19,128,003  $31,802,934  $31,937,784  $37,117,017  $27,580,494  $40,286,756
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      246,114   (1,896,895)  69,702,746   62,517,472   39,498,013   36,675,981
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................    5,553,094    2,319,205   (1,099,793)     174,082    2,627,595    1,913,734
  Net change in unrealized appreciation
   (depreciation) of investments........  (11,452,067)  (1,121,083) (36,470,606)  31,730,913  (26,190,807)  27,794,834
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net assets resulting
     from operations....................   13,475,144   31,104,161   64,070,131  131,539,484   43,515,295  106,671,305
                                          -----------  -----------  -----------  -----------  -----------  -----------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............   (6,827,721) (15,504,590) (12,555,399) (13,418,057) (10,228,265) (12,520,881)
  From net realized gain on
   investments..........................           --   (8,183,323)  (2,751,509)  (1,230,117)          --           --
  In excess of net investment income....   (4,449,488)          --           --           --     (775,601)  (1,097,884)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............   (4,503,257)  (9,165,193) (17,789,317) (18,753,394) (18,434,103) (22,200,673)
  From net realized gain on
   investments..........................           --   (5,303,358)  (3,911,565)  (1,719,241)          --           --
  In excess of net investment income....   (2,934,682)          --           --           --   (1,397,843)  (1,946,649)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............       (4,070)      (7,915)  (1,289,469)    (505,715)     (43,148)     (46,547)
  From net realized gain on
   investments..........................           --       (2,893)    (264,339)     (46,362)          --           --
  In excess of net investment income....       (2,653)          --           --           --       (3,272)      (4,081)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Total distributions.................  (18,721,871) (38,167,272) (38,561,598) (35,672,886) (30,882,232) (37,816,715)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  667,541,828  386,482,407  561,523,639  583,133,415  335,031,026  335,665,174
  Decrease from capital shares
   repurchased..........................  (787,794,141) (592,826,606) (665,858,246) (592,743,855) (445,823,540) (432,196,117)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Net decrease from capital share
     transactions.......................  (120,252,313) (206,344,199) (104,334,607)  (9,610,440) (110,792,514) (96,530,943)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in net
 assets.................................  (125,499,040) (213,407,310) (78,826,074)  86,256,158 (98,159,451) (27,676,353)
Net assets:
  Beginning of year.....................  407,608,518  621,015,828  444,618,485  358,362,327  518,783,246  546,459,599
                                          -----------  -----------  -----------  -----------  -----------  -----------
  End of year  *........................  $282,109,478 $407,608,518 $365,792,411 $444,618,485 $420,623,795 $518,783,246
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------
 * Includes undistributed (distributions
   in excess of) net investment income..  $        --  $   364,918  $   303,600  $        --  $(3,351,006) $        --
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.74   $    8.81   $    8.63   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.52        0.57        0.62        0.65        0.74
  Net realized and unrealized gain
   (loss) on investments................      (0.13)       0.03        0.15       (1.52)       1.34
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.39        0.60        0.77       (0.87)       2.08
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.31)      (0.57)      (0.59)      (0.65)      (0.74)
  From net realized gain on
   investments..........................         --       (0.10)         --       (0.27)         --
  In excess of net investment income....      (0.20)         --          --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.55)         --
  Return of capital.....................         --          --          --       (0.10)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.51)      (0.67)      (0.59)      (1.57)      (0.84)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.62   $    8.74   $    8.81   $    8.63   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.78%       7.11%       9.22%      (8.87)%      21.9%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 154,272   $ 240,945   $ 385,404   $ 502,094   $ 708,301
Ratio of net investment income to
 average net assets.....................       6.04%       6.52%       6.98%       6.87%        7.1%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.34%       1.34%       1.35%       1.33%        1.4%
  Without expense reductions............       1.51%       1.39%       1.38%        N/A         N/A
Portfolio turnover rate++...............        241%        268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F19

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.74   $    8.80   $    8.64   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.46        0.51        0.55        0.59        0.67
  Net realized and unrealized gain
   (loss) on investments................      (0.12)       0.04        0.14       (1.52)       1.34
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.34        0.55        0.69       (0.93)       2.01
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.28)      (0.51)      (0.53)      (0.59)      (0.67)
  From net realized gain on
   investments..........................         --       (0.10)         --       (0.27)         --
  In excess of net investment income....      (0.18)         --          --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.54)         --
  Return of capital.....................         --          --          --       (0.10)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.46)      (0.61)      (0.53)      (1.50)      (0.77)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.62   $    8.74   $    8.80   $    8.64   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.00%       6.54%       8.22%      (9.39)%      21.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,722   $ 166,577   $ 235,481   $ 262,405   $ 182,972
Ratio of net investment income to
 average net assets.....................       5.39%       5.87%       6.33%       6.22%        6.5%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.99%       1.99%       2.00%       1.98%        2.0%
  Without expense reductions............       2.16%       2.04%       2.03%        N/A         N/A
Portfolio turnover rate++...............        241%        268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                       ADVISOR CLASS+
                                          -----------------------------------------
                                                                      JUNE 1, 1995
                                           YEAR ENDED    YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                            1997 (D)      1996 (D)      1995 (D)
                                          ------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.73     $    8.80      $    8.98
                                          ------------  ------------  -------------
Income from investment operations:
  Net investment income.................        0.55          0.60           0.26
  Net realized and unrealized gain
   (loss) on investments................       (0.13)         0.03          (0.19)
                                          ------------  ------------  -------------
    Net increase (decrease) from
     investment operations..............        0.42          0.63           0.07
                                          ------------  ------------  -------------
Distributions to shareholders:
  From net investment income............       (0.33)        (0.60)         (0.25)
  From net realized gain on
   investments..........................          --         (0.10)            --
  In excess of net investment income....       (0.21)           --             --
  In excess of net realized gain on
   investments..........................          --            --             --
  Return of capital.....................          --            --             --
  From sources other than net investment
   income...............................          --            --             --
                                          ------------  ------------  -------------
    Total distributions.................       (0.54)        (0.70)         (0.25)
                                          ------------  ------------  -------------
Net asset value, end of period..........   $    8.61     $    8.73      $    8.80
                                          ------------  ------------  -------------
                                          ------------  ------------  -------------

Total investment return (c).............        5.15 %        7.49 %         0.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     116     $      86      $     131
Ratio of net investment income to
 average net assets.....................        6.39 %        6.87 %         7.33%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        0.99 %        0.99 %         1.00%(a)
  Without expense reductions............        1.16 %        1.04 %         1.03%(a)
Portfolio turnover rate++...............         241 %         268 %          385%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                           GT GLOBAL HIGH INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.85   $   11.70   $   12.56   $   14.92   $   11.43
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.19        1.27        1.35        0.94        0.78
  Net realized and unrealized gain
   (loss) on investments................       0.93        3.09       (1.09)      (1.87)       3.92
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.12        4.36        0.26       (0.93)       4.70
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.18)      (1.11)      (1.03)      (0.94)      (0.78)
  From net realized gain on
   investments..........................      (0.23)      (0.10)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.22)         --
  Return of capital.....................         --          --       (0.06)         --          --
  From sources other than net investment
   income...............................         --          --          --          --       (0.43)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.41)      (1.21)      (1.12)      (1.43)      (1.21)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.56   $   14.85   $   11.70   $   12.56   $   14.92
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      14.46%      39.05%       2.81%      (6.45)%      43.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 133,973   $ 178,318   $ 142,002   $ 167,974   $ 143,171
Ratio of net investment income to
 average net assets.....................       7.39%       9.52%      11.85%       7.00%       6.40%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.53%       1.69%       1.75%       1.57%       2.20%
  Without expense reductions............       1.58%       1.69%       1.75%       1.57%       2.20%
Ratio of interest expense to average net
 assets.................................        N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............        214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F22

                           GT GLOBAL HIGH INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.83   $   11.69   $   12.56   $   14.90   $   11.43
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.09        1.17        1.27        0.86        0.70
  Net realized and unrealized gain
   (loss) on investments................       0.93        3.09       (1.09)      (1.85)       3.90
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.02        4.26        0.18       (0.99)       4.60
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.08)      (1.03)      (0.96)      (0.86)      (0.70)
  From net realized gain on
   investments..........................      (0.23)      (0.09)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.22)         --
  Return of capital.....................         --          --       (0.06)         --          --
  From sources other than net investment
   income...............................         --          --          --          --       (0.43)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.31)      (1.12)      (1.05)      (1.35)      (1.13)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.54   $   14.83   $   11.69   $   12.56   $   14.90
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      13.77%      38.16%       2.07%      (6.99)%      42.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 228,101   $ 251,002   $ 214,897   $ 232,423   $ 127,035
Ratio of net investment income to
 average net assets.....................       6.74%       8.87%      11.20%       6.35%        5.8%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       2.18%       2.34%       2.40%       2.22%        2.8%
  Without expense reductions............       2.23%       2.34%       2.40%       2.22%        2.8%
Ratio of interest expense to average net
 assets.................................        N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............        214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F23

                           GT GLOBAL HIGH INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                      ADVISOR CLASS+
                                          --------------------------------------
                                                                    JUNE 1, 1995
                                          YEAR ENDED   YEAR ENDED        TO
                                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                           1997 (D)     1996 (D)        1995
                                          -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   14.83    $   11.71    $   11.44
                                          -----------  -----------  ------------
Income from investment operations:
  Net investment income.................        1.22         1.34         0.57
  Net realized and unrealized gain
   (loss) on investments................        0.93         3.05         0.17
                                          -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............        2.15         4.39         0.74
                                          -----------  -----------  ------------
Distributions to shareholders:
  From net investment income............       (1.23)       (1.16)       (0.44)
  From net realized gain on
   investments..........................       (0.23)       (0.11)          --
  In excess of net realized gain on
   investments..........................          --           --           --
  Return of capital.....................          --           --        (0.03)
  From sources other than net investment
   income...............................          --           --           --
                                          -----------  -----------  ------------
    Total distributions.................       (1.46)       (1.27)       (0.47)
                                          -----------  -----------  ------------
Net asset value, end of period..........   $   15.52    $   14.83    $   11.71
                                          -----------  -----------  ------------
                                          -----------  -----------  ------------

Total investment return (c).............       14.72%       39.38%        6.54 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   3,719    $  15,298    $   1,463
Ratio of net investment income to
 average net assets.....................        7.74%        9.87%       12.20 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.18%        1.34%        1.40 %(a)
  Without expense reductions............        1.23%        1.34%        1.40 %
Ratio of interest expense to average net
 assets.................................         N/A         0.04%         N/A
Portfolio turnover rate++...............         214%         290%         213 %(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F24

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1997      1996 (D)    1995 (D)      1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.76   $   10.32   $   10.88   $   13.61   $   11.25
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.74        0.89        0.97        0.79        0.96
  Net realized and unrealized gain
   (loss) on investments................       0.34        1.44       (0.69)      (2.14)       2.85
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.08        2.33        0.28       (1.35)       3.81
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.78)      (0.82)      (0.80)      (0.79)      (0.96)
  From net realized gain on
   investments..........................         --          --          --       (0.38)      (0.37)
  In excess of net investment income....      (0.06)      (0.07)         --          --          --
  Return of capital.....................         --          --       (0.04)      (0.21)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.12)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.84)      (0.89)      (0.84)      (1.38)      (1.45)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.00   $   11.76   $   10.32   $   10.88   $   13.61
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       9.40%      23.00%       3.06%     (10.44)%      37.0%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 138,715   $ 185,126   $ 188,165   $ 275,241   $ 287,870
Ratio of net investment income to
 average net assets.....................       6.18%       8.09%       9.64%       6.74%        7.2%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.35%       1.38%       1.42%       1.40%        1.7%
  Without expense reductions............       1.44%       1.40%       1.45%        N/A         N/A
Ratio of interest expenses to average
 net assets.............................        N/A         N/A         N/A        0.10%        N/A
Portfolio turnover rate++...............        149%        177%        238%        583%        310%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F25

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1997      1996 (D)    1995 (D)      1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.77   $   10.33   $   10.88   $   13.60   $   11.24
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.67        0.82        0.91        0.73        0.89
  Net realized and unrealized gain
   (loss) on investments................       0.33        1.44       (0.69)      (2.14)       2.85
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.00        2.26        0.22       (1.41)       3.74
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.71)      (0.75)      (0.73)      (0.72)      (0.89)
  From net realized gain on
   investments..........................         --          --          --       (0.38)      (0.37)
  In excess of net investment income....      (0.05)      (0.07)         --          --          --
  Return of capital.....................         --          --       (0.04)      (0.21)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.12)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.76)      (0.82)      (0.77)      (1.31)      (1.38)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.01   $   11.77   $   10.33   $   10.88   $   13.60
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       8.70%      22.15%       2.48%     (11.02)%      36.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 281,376   $ 333,178   $ 357,852   $ 458,550   $ 310,431
Ratio of net investment income to
 average net assets.....................       5.53%       7.44%       8.99%       6.09%        6.5%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       2.00%       2.03%       2.07%       2.05%        2.4%
  Without expense reductions............       2.09%       2.05%       2.10%        N/A         N/A
Ratio of interest expenses to average
 net assets.............................        N/A         N/A         N/A        0.10%        N/A
Portfolio turnover rate++...............        149%        177%        238%        583%        310%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F26

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                       ADVISOR CLASS+
                                          -----------------------------------------
                                                                      JUNE 1, 1995
                                           YEAR ENDED    YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                              1997        1996 (D)      1995 (D)
                                          ------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.77     $   10.33      $   10.32
                                          ------------  ------------  -------------
Income from investment operations:
  Net investment income.................        0.79          0.93           0.41
  Net realized and unrealized gain
   (loss) on investments................        0.34          1.44          (0.04)
                                          ------------  ------------  -------------
    Net increase (decrease) from
     investment operations..............        1.13          2.37           0.37
                                          ------------  ------------  -------------
Distributions to shareholders:
  From net investment income............       (0.82)        (0.86)         (0.34)
  From net realized gain on
   investments..........................          --            --             --
  In excess of net investment income....       (0.06)        (0.07)            --
  Return of capital.....................          --            --          (0.02)
  From sources other than net investment
   income...............................          --            --             --
                                          ------------  ------------  -------------
    Total distributions.................       (0.88)        (0.93)         (0.36)
                                          ------------  ------------  -------------
Net asset value, end of period..........   $   12.02     $   11.77      $   10.33
                                          ------------  ------------  -------------
                                          ------------  ------------  -------------

Total investment return (c).............        9.86 %       23.39 %         3.72%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     533     $     479      $     443
Ratio of net investment income to
 average net assets.....................        6.53 %        8.44 %         9.99%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.00 %        1.03 %         1.07%(a)
  Without expense reductions............        1.09 %        1.05 %         1.10%(a)
Ratio of interest expenses to average
 net assets.............................         N/A           N/A            N/A
Portfolio turnover rate++...............         149 %         177 %          238%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F27

                             GT GLOBAL INCOME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Government Income Fund, GT Global High Income Fund, GT Global Strategic Income Fund ("Funds") are non-diversified separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Income Funds". The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1997, all of the shares of beneficial interest of the Portfolio were owned by either its Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION

The Funds calculate the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                      F28

                             GT GLOBAL INCOME FUNDS

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or

                                      F29

                             GT GLOBAL INCOME FUNDS

Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                                               YEAR ENDED
                                                  OCTOBER 31, 1997            OCTOBER 31,
                                          --------------------------------        1997
                                          AGGREGATE VALUE        CASH        --------------
                                              ON LOAN         COLLATERAL     FEES RECEIVED
                                          ---------------   --------------   --------------
GT Global Government Income Fund........   $ 29,895,986      $  31,386,675      $543,589
Global High Income Portfolio............   $ 25,907,465      $  32,857,776      $234,784
GT Global Strategic Income Fund.........   $ 37,623,556      $  43,190,488      $460,682

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian and other administrative expenses.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds and Portfolios to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $139,369,056 of which $123,623,470 expires in 2002, and $15,745,586 expires in 2003. The GT Global
Strategic Income Fund has a capital loss carryforward of $65,749,433 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses were amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

                                      F30

                             GT GLOBAL INCOME FUNDS

(O) LINE OF CREDIT
Each of the Funds, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with BankBoston. GT Global Income Funds, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with State Street Bank & Trust Company. The arrangements with the banks allow all specified funds and the GT Funds to borrow an aggregate maximum amount of $200,000,000. Each Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, GT Global Government Income Fund had $4,451,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for GT Global Government Income Fund, GT Global High Income Fund, and GT Global Strategic Income Fund was $7,107,892, $11,820,513 and $10,277,220 respectively, with a weighted average interest rate of 6.33%, 6.47% and 6.38%, respectively. Interest expense for the GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund for the year ended October 31, 1997 was $103,696, $165,711 and $230,880, respectively, included in "Other Expenses" on the Statement of Operations.

(P) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolio's investment manager and administrator. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained the following sales charges: $10,240 for the GT Global Government Income Fund, $65,982 for the Global High Income Fund, and $29,451 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1997, as follows: $5,273 for the GT Global Government Income Fund, $18,156 for the Global High Income Fund, and $0 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of: $1,118,343 for the GT Global Government Income Fund, $1,598,989 for the Global High Income Fund, and $1,750,253 for the GT Global Strategic Income Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distributions expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F31

                             GT GLOBAL INCOME FUNDS

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each GT Global Government Income Fund's and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. Similarly, they voluntarily have undertaken to limit GT Global High Income Fund's expenses to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1997:

                        PURCHASE AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT
                                                                                  AND GOVERNMENT
                                                                                     AGENCIES       OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $133,075,601     $576,675,060
Global High Income Portfolio....................................................   $ 27,699,458     $829,268,070
GT Global Strategic Income Fund.................................................   $ 67,247,574     $607,924,472

                                                                                              SALES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT
                                                                                  AND GOVERNMENT
                                                                                     AGENCIES       OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $118,888,065     $702,800,147
Global High Income Portfolio....................................................   $ 11,689,150     $933,111,597
GT Global Strategic Income Fund.................................................   $ 47,239,453     $728,047,126

                                      F32

                             GT GLOBAL INCOME FUNDS

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS
GT GLOBAL GOVERNMENT INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       48,767,558  $      419,503,866       19,126,586  $      164,293,090
Shares issued in connection with
  reinvestment of distributions.........          741,916           6,372,599        1,643,833          14,228,931
                                          ---------------  ------------------  ---------------  ------------------
                                               49,509,474         425,876,465       20,770,419         178,522,021
Shares repurchased......................      (59,180,268)       (509,133,563)     (36,969,597)       (318,856,283)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (9,670,794) $      (83,257,098)     (16,199,178) $     (140,334,262)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       27,713,479  $      237,734,254       23,047,364  $      198,774,141
Shares issued in connection with
  reinvestment of distributions.........          452,575           3,886,536          956,866           8,282,950
                                          ---------------  ------------------  ---------------  ------------------
                                               28,166,054         241,620,790       24,004,230         207,057,091
Shares repurchased......................      (32,406,087)       (278,645,805)     (31,688,935)       (273,022,079)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,240,033) $      (37,025,015)      (7,684,705) $      (65,964,988)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................            4,551  $           38,769          105,543             892,487
Shares issued in connection with
  reinvestment of distributions.........              680               5,804            1,345              10,808
                                          ---------------  ------------------  ---------------  ------------------
                                                    5,231              44,573          106,888             903,295
Shares repurchased......................           (1,717)            (14,773)        (111,905)           (948,244)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            3,514  $           29,800           (5,017) $          (44,949)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F33

                             GT GLOBAL INCOME FUNDS

GT GLOBAL HIGH INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       17,142,418  $      272,139,950       25,694,335  $      346,426,450
Shares issued in connection with
  reinvestment of distributions.........          574,707           9,164,383          607,445           8,023,249
                                          ---------------  ------------------  ---------------  ------------------
                                               17,717,125         281,304,333       26,301,780         354,449,699
Shares repurchased......................      (21,118,898)       (335,756,037)     (26,422,858)       (355,715,247)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (3,401,773) $      (54,451,704)        (121,078) $       (1,265,548)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       13,848,218  $      221,702,040       14,568,804  $      194,636,619
Shares issued in connection with
  reinvestment of distributions.........          721,148          11,494,889          765,798          10,086,445
                                          ---------------  ------------------  ---------------  ------------------
                                               14,569,366         233,196,929       15,334,602         204,723,064
Shares repurchased......................      (16,813,796)       (270,094,630)     (16,793,522)       (225,719,415)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,244,430) $      (36,897,701)      (1,458,920) $      (20,996,351)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................        2,868,282  $       45,874,009        1,706,101  $       23,413,749
Shares issued in connection with
  reinvestment of distributions.........           72,440           1,148,368           40,101             546,903
                                          ---------------  ------------------  ---------------  ------------------
                                                2,940,722          47,022,377        1,746,202          23,960,652
Shares repurchased......................       (3,732,584)        (60,007,579)        (839,670)        (11,309,193)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................         (791,862) $      (12,985,202)         906,532  $       12,651,459
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

GT GLOBAL STRATEGIC INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       13,750,221  $      167,009,888       15,025,486  $      168,473,834
Shares issued in connection with
  reinvestment of distributions.........          615,860           7,488,021          829,046           9,085,802
                                          ---------------  ------------------  ---------------  ------------------
                                               14,366,081         174,497,909       15,854,532         177,559,636
Shares repurchased......................      (18,557,237)       (225,311,673)     (18,331,797)       (204,237,090)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,191,156) $      (50,813,764)      (2,477,265) $      (26,677,454)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       11,499,580  $      140,731,511       12,778,909  $      141,835,937
Shares issued in connection with
  reinvestment of distributions.........          896,610          10,918,610        1,206,362          13,216,165
                                          ---------------  ------------------  ---------------  ------------------
                                               12,396,190         151,650,121       13,985,271         155,052,102
Shares repurchased......................      (17,287,235)       (211,600,543)     (20,318,197)       (224,904,917)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,891,045) $      (59,950,422)      (6,332,926) $      (69,852,815)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................          712,165  $        8,839,212          278,551  $        3,010,280
Shares issued in connection with
  reinvestment of distributions.........            3,581              43,784            3,931              43,156
                                          ---------------  ------------------  ---------------  ------------------
                                                  715,746           8,882,996          282,482           3,053,436
Shares repurchased......................         (712,116)         (8,911,324)        (284,638)         (3,054,110)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            3,630  $          (28,328)          (2,156) $             (674)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F34

                             GT GLOBAL INCOME FUNDS

5. WRITTEN OPTIONS:
The GT Global Government Income Fund's and the GT Global Strategic Income Fund's written options contract activity for the year ended October 31, 1997 was as follows:

                      COVERED CALL AND PUT OPTION WRITTEN

                                                                                                           UNDERLYING
                                                                                                             NOMINAL
GT GLOBAL GOVERNMENT INCOME FUND                                                                          AMOUNT IN USD   PREMIUMS
--------------------------------------------------------------------------------------------------------  -------------  ----------
Options outstanding at October 31, 1996.................................................................  $          --  $       --
Options written.........................................................................................    213,530,000   1,091,938
Options cancelled in closing purchase transactions......................................................    (14,700,000)    (93,163)
Options expired prior to exercise.......................................................................   (193,990,000)   (954,102)
Options exercised.......................................................................................             --          --
                                                                                                          -------------  ----------
Options outstanding at October 31, 1997.................................................................  $   4,840,000  $   44,673
                                                                                                          -------------  ----------
                                                                                                          -------------  ----------

                                                                                                          UNDERLYING
                                                                                                            NOMINAL
                                                                                                           AMOUNT IN
GT GLOBAL STRATEGIC INCOME FUND                                                                               USD      PREMIUMS
--------------------------------------------------------------------------------------------------------  -----------  ---------
Options outstanding at October 31, 1996.................................................................  $        --  $      --
Options written.........................................................................................    5,208,000    301,543
Options cancelled in closing purchase transactions......................................................           --         --
Options expired prior to exercise.......................................................................           --         --
Options exercised.......................................................................................   (5,208,000)  (301,543)
                                                                                                          -----------  ---------
Options outstanding at October 31, 1997.................................................................  $        --  $      --
                                                                                                          -----------  ---------
                                                                                                          -----------  ---------

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1997:

                                                                                                          CAPITAL GAIN
FUND                                                                                                        DIVIDEND
--------------------------------------------------------------------------------------------------------  ------------
GT Global Government Income Fund........................................................................            --
GT Global High Income Fund..............................................................................   $ 6,927,413
GT Global Strategic Income Fund.........................................................................            --

                                      F35

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

                            AIM GLOBAL INCOME FUNDS

                                  AIM/GT FUNDS

  AIM DISTRIBUTORS OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE FUNDS LISTED BELOW, INCLUDING FEES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING AND THE RISKS OF INVESTING IN RELATED INDUSTRIES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL 1-800-824-1580.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

AIM NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six global theme funds

AIM WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

AIM INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

AIM EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

AIM DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

AIM GLOBAL CONSUMER PRODUCTS AND
SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

AIM GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

AIM GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

AIM GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

AIM GLOBAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

AIM GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

AIM NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

AIM EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

AIM LATIN AMERICAN GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

AIM SMALL CAP EQUITY FUND
Invests in equity securities of small U.S. companies

AIM MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

AIM AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

AIM JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

AIM GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

AIM GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

AIM STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

AIM GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

AIM FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

AIM DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

  NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY AIM INVESTMENT FUNDS, INC., AIM GLOBAL GOVERNMENT INCOME FUND, AIM STRATEGIC INCOME FUND, AIM GLOBAL HIGH INCOME FUND, GLOBAL HIGH INCOME PORTFOLIO, A I M ADVISORS, INC., INVESCO (NY), INC. OR A I M DISTRIBUTORS, INC. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                                                      INCSA703MC